MEMBERS Mutual Funds

Invest where you belong.



















                                                               Semiannual Report
                                                                  April 30, 2002

                       The MEMBERS Mutual Funds Difference


Today's financial world suffers no shortage of mutual funds, and they're all vying for your attention. Some fund companies tout their long history or well-known name. Others tantalize with the latest investment trends and the hottest stocks. So where should an investor turn? Who should you trust with your financial future?

We suggest MEMBERS Mutual Funds, a diverse family of mutual funds with an important distinction: they are designed by credit union financial management professionals specifically for credit union members. The funds are distributed by CUNA Brokerage Services, Inc., and are managed by MEMBERS Capital Advisors, the registered investment advisor affiliate of CUNA Mutual Group, a family of companies owned by and dedicated to America's credit unions and their members. Currently, MEMBERS Capital Advisors manages more than $9 billion in investments for credit union members, employees and the credit union system.

Just as credit unions are different from banks, the MEMBERS Mutual Funds family is unlike the typical fund family. We share many of the philosophies you've come to appreciate in the credit union movement: We focus on providing good value, superior service and investor education. We avoid slick hype and silly fads. Our staff of investment management professionals is straightforward, honest and highly experienced in the investment field. Here, you'll be treated like a valued member, with a company where you can feel like you truly belong.

                                Table of Contents

                                                                          Page
Letter to Shareholders
                                                                            2
Fund Performance Reviews

     Bond Fund                                                              4
     High Income Fund                                                       6
     Balanced Fund                                                          8
     Growth and Income Fund                                                10
     Capital Appreciation Fund                                             12
     Mid-Cap Fund                                                          14
     Emerging Growth Fund                                                  16
     International Stock Fund                                              18

Portfolios of Investments

     Cash Reserves Fund                                                    20
     Bond Fund                                                             21
     High Income Fund                                                      24
     Balanced Fund                                                         31
     Growth and Income Fund                                                35
     Capital Appreciation Fund                                             36
     Mid-Cap Fund                                                          37
     Emerging Growth Fund                                                  39
     International Stock Fund                                              42

Financial Statements

     Statements of Assets & Liabilities                                    46
     Statements of Operations                                              48
     Statements of Changes in Net Assets                                   50
     Financial Highlights                                                  54

Notes to Financial Statements                                              63

                             Letter to Shareholders

Dear Fellow Investors:

It has been more than two years now since the March 2000 initial bursting of the stock market bubble. But the fallout continues.

The current form of fallout is the uncovering of the many ways companies had misled their regulators, investors and even their employees as to their operating results and financial status. Much of this was motivated by management's desires to extend their pre-recession operating trends, something that eventually proved to be impossible in the face of the waning economy and flagging stock prices. Enron was the most visible and (hopefully) most egregious example, but the list of offending companies is long and still growing. And, in the first six months of the MEMBERS Funds' current fiscal year, it affected most investors to some extent.

The MEMBERS fund most negatively affected was Capital Appreciation, a fund that had previously enjoyed extremely consistent and significant out-performance versus its representative market and peers. Although neither it nor any of the other MEMBERS Funds had any exposure to Enron, making this fund family (and its investors) uniquely fortunate, it was exposed to many other companies which suffered to varying degrees from accounting-related concerns. Stocks in the healthcare, biotech, technology, utility and other areas suffered sudden declines of 30%, 50%, or more in the month of January alone as the Enron debacle unfolded. Investors rushed to exit the stocks of any companies whose management came forward with admissions of aggressive accounting practices. In most such cases, we and most other investors were well aware of the companies' inclinations for limited disclosure or window-dressing. We were not anticipating, however, the additional disclosures that the threat of increased scrutiny elicited from many of them, nor did we expect the sell-at-any-price reaction of many of our fellow investors in this environment.

The result for MEMBERS Capital Appreciation Fund1 was a negative return of -0.49% for the six months ended April 30, 2002. Although not a significant absolute decline, it is very uncharacteristic of this Fund's history in a period when market and peer fund returns were generally modestly positive. The Fund's long-term record of out-performance is still well intact, however, with a cumulative return since its December 1997 launch of +27.92%, significantly in excess of its market (+23.14%) and peer (+20.85%) index returns.

As you will see in the Fund Performance Reviews later in this report, the other core stock funds, Growth & Income1 (+5.13%) and Mid-Cap1 (+18.65%) performed more in line with their representative markets and peers during this six-month period, as did the Balanced1 (+1.71%) and High Income Funds1 (+5.01%). The Bond Fund1 suffered a modest negative return (-0.65%), and the Emerging Growth Fund1 continued to reflect the dissipation of inflated investor expectations for growth stocks (-1.87%). The International Stock Fund1, however, illustrated its diversifying capability as well as its performance capability with a return of 13.27%, significantly exceeding the MSCI EAFE Index (+5.66%) return as well as the Lipper International Fund Index (+8.94%) return.

Looking ahead, we are concerned about both of the two primary influences on investment values. First is the fundamental earnings performance of the issuers of securities. We continue to see challenges for our economy, particularly in terms of profitability. And, we remain concerned about the perspectives of those individuals who effectively set securities prices by their actions -- investors. The adjustment from the inflated expectations of a couple of years ago, to reasonable expectations going forward, may well include a period of unreasonably harsh expectations in the interim. This transition may be accelerated by the current deterioration of confidence in much of corporate America, and may be further punctuated by the continuing geopolitical challenges we will face in the months ahead.

Our funds management teams, however, are working diligently to position each fund for success in the years ahead, knowing that the investment game is never won by spectators. Although we expect the recently very difficult markets to continue at least awhile, we remain confident of the ability of the U.S. and world economies to support favorable returns from carefully managed portfolios of reasonably valued securities in the years ahead. We also recognize that investors must be in the game when the turn comes if we are to provide our investors with the returns they seek. We appreciate your confidence in MEMBERS Funds, and remain committed to your long-term investment success.

Sincerely,

/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
President

1 Fund Returns listed reflect the performance of Class A Shares purchased at net asset value.

                             Fund Performance Review

                                    Bond Fund


Investment Objective

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing debt securities.


Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.


Primary Investment Strategies

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments:

o Corporate Debt Securities

o U.S. Government Debt Securities

o Foreign Government Debt Securities

o Other Issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at April 30, 2002, please turn to page 21.


The Federal Reserve cut short-term interest rates twenty-five basis points at both its November and December meetings, and has left them unchanged since then. The federal funds rate remained at 1.75%, a forty-year low, for much of the six-month period ended April 30. Economic data indicated that the economic conditions reached a trough in late-September/early-October, improved rapidly for several months, and are still improving, albeit more slowly. The Fed has suggested that its monetary policy will remain accommodative until the current economic expansion is well established.

The bond market went through three phases during this reporting period. High-quality bonds rose and stocks fell immediately after the 9/11 terrorist attacks, as investors sought safe havens in the uncertain times. This trend reversed itself in November and December, with stocks rallying powerfully as investors went bargain hunting while bond prices declined overall despite the two interest-rate cuts by the Fed. Murky economic data in January and February caused renewed uncertainty about the pace of recovery; stocks moved sideways and bonds rose. March and April brought much stronger economic data. Investors bid bond prices down as they began to wonder if the Fed would begin raising short-term interest rates as soon as its June meeting. Rising energy prices and renewed economic growth also spurred inflation fears among bond investors, resulting in cautious trading.

The Lehman Brothers Aggregate Intermediate Bond Index rose +0.63% in the six months ending April 30. The Bond Fund (Class A Shares at net asset value) fell -0.65% during the same period. The Lipper Intermediate Investment Grade Bond Fund Index fell -0.19%. Interest rates behaved unusually during this six-month period. While short rates fell, intermediate-maturity bond yields rose, depressing prices. Longer-duration bond yields rose as well, but less than intermediate yields. The net effect was that the Fund's concentration in intermediate-duration bonds hurt performance relative to the Index. Performance was helped throughout most of the period by an over-weighting in corporate bonds, which have tended to out-perform U.S. Treasuries in times of economic expansion. Good issuer selection and an under-weighting in some of the more volatile high-quality corporate bond sectors helped the Bond Fund out-perform its benchmark in the January-February period, but the Fund lost ground in March and April due to its exposure to the hard-hit telecommunications sector.

The Bond Fund continues to hold a diversified, high-quality bond portfolio that is designed to weather varying economic conditions. Attractively-valued positions in Ford, CIT, MBNA, and Countrywide Credit have recently been added, and the portfolio is gradually being adjusted to take advantage of potential opportunities at both ends of the yield curve. The Fund's significant holdings in "spread product," especially corporate bonds, are expected to benefit from improvement in the U.S. economy, while the Fund's U.S. Treasury and Agency holdings provide a buffer if economic growth should disappoint.

MEMBERS Capital Advisors' Bond Portfolio
      Management Team -- Advisor

                             Fund Performance Review

                                    Bond Fund

          Bond Fund Cumulative Performance of $10,000 Since Inception

GRAPHIC: Line chart showing Bond Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01     4/02
Class A Shares                     $ 9,698    $10,151     $10,225   $10,315   $10,422   $10,818     $11,391    $12,231    $12,698
Class B Shares                       9,667     10,085      10,195    10,235    10,372    10,721      11,418     12,125     12,286
Lehman Brothers Intermediate
 Government/Corporate Bond Index    10,226     10,820      10,650    10,927    11,042    11,631      12,382     13,289     13,269

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman Brothers Intermediate Government/Credit Bond Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

         Bond Fund Diversification of Investments Among Market Sectors

GRAPHIC: Pie chart showing Bond Fund Diversification of Investments Among Market Sectors as follows:

     Corporate Notes and Bonds 37%
     Mortgage Backed 21%
     U.S. Government and Agency Obligations 20%
     Commercial Mortgage Backed 9%
     Asset Backed 9%
     Cash & Other Assets 4%

                  MEMBERS Bond Fund Average Annual Total Return

                                                     % Return Without Sales Charge              % Return After Sales Charge***
                                                12 Months      3 Years        Since          12 Months     3 Years         Since
                                                   Ended         Ended      Inception           Ended        Ended       Inception
                                                  4/30/02       4/30/02     to 4/30/02+        4/30/02      4/30/02      to 4/30/02+
                                                  -------       -------     -----------        -------      -------      -----------
Class A Shares*                                     6.68%         5.67%        5.66%             2.08%        4.13%         4.60%
Class B Shares**                                    5.79          4.84         4.86              1.29         3.78          4.47
Lipper Intermediate Investment Grade
  Bond Fund Index                                   7.32          6.45         6.27               --            --            --
Lehman Brothers Intermediate
  Government/Credit Bond Index                      7.18          6.86         6.74               --            --            --

*    Maximum Sales Charge is 4.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on December 29, 1997.

                            Fund Performance Review

                                High Income Fund

Investment Objective

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.


Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.


Primary Investment Strategies

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at April 30, 2002, please turn to page 24.


For the six months ended April 30, 2002, the Fund provided a total return of 5.01% (Class A Shares at net asset value). These returns include the reinvestment of any dividends and capital gains distributions and compare to returns of 6.64% and 4.41% for the Fund's benchmarks, the Lehman Brothers High Yield Bond Index and the Lipper High Yield Bond Fund Index, respectively. At the beginning of the period, short-term interest rates fell to 40-year lows. This followed the Federal Reserve Board's series of interest rate cuts designed to avoid recession and mitigate the impact of the tragic events of September 11 when the Fed stepped in again to steady the global financial markets and moderate the severity of the downturn. With interest rates so low, bond yields initially moved lower and their prices moved higher. However, toward the end of the year, interest rates and bond yields grew more volatile reflecting changing sentiment about the strength of the economy and business operating conditions. Although the last six months have been challenging for the fixed-income markets, the Fund was able to produce positive results.

Early in the year, the high-yield market was contending with an extraordinary confluence of events. They included an increase in defaults, a recession, rapid changes in mutual fund flows, volatility in new issuance, and weakness in telecommunications fundamentals. Two of the largest sectors of the high-yield market -- wireless and wireline telecommunications -- experienced extremely difficult business environments. The wireline telecommunications sector in particular was confronted with weak fundamentals, lack of funding, over-capacity and a risk-averse market environment during most of 2001.

Given this difficult environment, when the opportunity arose, the portfolio was upgraded into "BB"-rated bonds across a broad range of sectors, given the relatively reliable cash flow of these companies. This is the highest quality rating within the high-yield bond market. In general, higher-quality bonds across most sectors of the market performed well for the portfolio during the period.

The Fund also focused on gaming and media sectors that showed improving cash flows and profitability outlooks. Other areas of interest included basic materials and broadcasting companies that should benefit from a rebound in economic activity. Despite signs that the economy seems to be picking up steam, defensive holdings in energy and container manufacturers continued to perform well as investors remained concerned about corporate earnings.

In the near term, uncertainty will most likely continue in the high-yield market. While the Federal Reserve Board and the U.S. Government appear to have done an excellent job of containing the economic downturn, corporate earnings are expected to remain weak for at least the next quarter. Despite this uncertainty, however, attractive high-yield opportunities are still available. Spreads -- the difference in yields between high-yield investments and comparable U.S. Treasuries -- remained wide on a historical basis. In addition, barring any unforeseen financial or political crises, with the economy at a potential low point, we think the stage is set for better times for the high-yield market.

MEMBERS Capital Advisors' Bond Portfolio
           Management Team -- Advisor

Massachusetts Financial Services -- Subadvisor

                             Fund Performance Review

                                High Income Fund

       High Income Fund Cumulative Performance of $10,000 Since Inception

GRAPHIC: Line chart showing High Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01    4/02
Class A Shares                     $ 9,844    $ 9,016     $10,116   $ 9,890   $10,133   $ 9,809     $10,039    $ 9,619    $10,555
Class B Shares                       9,799      8,962      10,091     9,805    10,114     9,698      10,001      9,477     10,223
Lehman Brothers High Yield
 Bond Index                         10,398      9,790      10,444    10,215    10,223    10,050      10,334     10,035     10,701

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman Brothers High Yield Bond Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      High Income Fund Diversification of Investments Among Market Sectors

GRAPHIC: Pie chart showing High Income Fund Diversification of Investments Among Market Sectors as follows:

     Cash and Other Assets 8%
     Telecommunications 7%
     Communications 7%
     Recreation 11%
     Energy 7%
     Media 6%
     Healthcare Services 4%
     Building and Construction 5%
     Retail 4%
     Other Sectors 29%
     Industrials 4%
     Containers & Packaging 4%
     Metals & Mining 4%

              MEMBERS High Income Fund Average Annual Total Return

                                                     % Return Without Sales Charge              % Return After Sales Charge***
                                                12 Months      3 Years        Since          12 Months     3 Years         Since
                                                   Ended         Ended      Inception           Ended        Ended       Inception
                                                  4/30/02       4/30/02     to 4/30/02+        4/30/02      4/30/02      to 4/30/02+
                                                  -------       -------     -----------        -------      -------      -----------
Class A Shares*                                     0.62%        -0.38%        1.25%            -3.69%       -1.82%         0.23%
Class B Shares**                                   -0.13         -1.10         0.51             -4.25        -2.00          0.18
Lipper High Yield Bond Fund Index                  -1.62         -3.54        -1.15               --            --            --
Lehman Brothers High Yield Bond Index               3.55          0.33         1.58               --            --            --

*    Maximum Sales Charge is 4.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on December 29, 1997.

                            Fund Performance Review

                                  Balanced Fund

Investment Objective

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.


Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.


Primary Investment Strategies

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The Fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at April 30, 2002, please turn to page 31.


Conditions in the U.S. economy improved steadily during the six months ended April 30, 2002. After a long period of slowing growth, the economy briefly contracted and reached a trough in the wake of the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) declined for only one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those which did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, and entered a down cycle in mid-2000. Cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending all provided support to the economy, and laid the foundation for the resumption of economic growth that apparently started in October. Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors. Preliminary reports suggest that real GDP rose at a remarkable 5.8% annual rate in the first quarter of 2002.

As November began, stocks had already risen sharply off their September 21 lows. Despite a generally positive economic backdrop, gains from stocks were moderate in the ensuing six months. Concerns about the sufficiency of corporate reporting and the quality of corporate earnings contributed to investor pessimism and falling stock prices in January and much of February. March brought strong economic news and rising stock prices, but the rally lost momentum after cautious comments by the Fed reduced investors' hopes that a quick, forceful recovery was on its way. Value stocks out-performed growth stocks during the period as easily comprehensible businesses, conservative accounting practices, and consistent operating results grew more attractive to investors. Meanwhile, bonds rose at short durations but fell at intermediate and long durations as investors reacted to improving prospects for the U.S. economy, which were expected to eventually bring rising interest rates and greater risks of inflation. Money-market instruments yielded historically low returns as the Fed held short-term interest rates down in order to stimulate the economy.

During the six months ending April 30, 2002, the Balanced Fund returned +1.71% (Class A Shares at net asset value), out-performing its Synthetic Index benchmark (composed of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government/Credit Bond Index (40%), and the 90-day U.S. Treasury Bill Yield (15%)), which returned +1.32%. The Fund slightly under-performed the Lipper Balanced Fund Index, which returned +2.83%. The Fund's under-performance versus the Lipper Index was due to its more conservative portfolio allocation to bonds, which moderated returns in a period when stocks generally out-performed bonds. The Fund's performance was helped by stock selection in the consumer discretionary, industrials, and information technology sectors, as holdings Target, Tiffany & Co., Textron, and Philips were strong performers.

The Balanced Fund's broadly diversified mix of stock, bond, and money market investments is designed as an "all-weather" portfolio to provide attractive returns when market and economic conditions are favorable and to defend on the downside when they are less favorable. Since inception, the Fund (Class A Shares at net asset value) has done exactly this, returning +5.71% on an annualized basis. These returns are in line with its benchmark market index +5.74%, and significantly ahead of the Lipper Index of comparable funds, which returned +4.98%.

MEMBERS Capital Advisors' Stock and Bond
      Portfolio Management Teams - Advisor

                            Fund Performance Review

                                  Balanced Fund

        Balanced Fund Cumulative Performance of $10,000 Since Inception

GRAPHIC: Line chart showing Balanced Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01       4/02
Class A Shares                     $10,330    $10,315     $11,315   $12,017   $12,712   $12,955     $12,639    $12,231    $12,725
Class B Shares                      10,432     10,374      11,420    11,922    12,852    13,053     $12,728    $12,125     12,329
Lehman Brothers Intermediate
 Government/Corporate Bond Index    10,872     11,196      11,707    11,912    12,724    13,383     $13,054    $13,289     12,735

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Blended Synthetic Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

       Balanced Fund Diversification of Investments Among Market Sectors

GRAPHIC: Pie chart showing Balanced Fund Diversification of Investments Among Market Sectors as follows:

     Common Stocks 50%
     Corporate Notes and Bonds 18%
     Mortgage Backed 12%
     U.S. Government and Agency Obligations 11%
     Commercial Mortgage Backed 3%
     Asset Backed 4%
     Cash & Other Assets 2%

                MEMBERS Balanced Fund Average Annual Total Return

                                                     % Return Without Sales Charge              % Return After Sales Charge***
                                                12 Months      3 Years        Since          12 Months     3 Years         Since
                                                   Ended         Ended      Inception           Ended        Ended       Inception
                                                  4/30/02       4/30/02     to 4/30/02+        4/30/02      4/30/02      to 4/30/02+
                                                  -------       -------     -----------        -------      -------      -----------
Class A Shares*                                    -4.66%         0.73%        5.71%            -9.70%       -1.07%         4.39%
Class B Shares**                                   -5.37         -0.03         4.95             -9.55        -1.14          4.55
Lipper Balanced Fund Index                         -4.01          0.34         4.98               --            --            --
Blended Synthetic Index                            -2.44          1.06         5.74               --            --            --

*    Maximum Sales Charge is 5.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on December 29, 1997.

                             Fund Performance Review

                             Growth and Income Fund

Investment Objective

The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.


Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.


Primary Investment Strategies

The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 Index in approximately the same weightings such sector has in the S&P 500 Index.

For a listing of the securities held in the portfolio at April 30, 2002, please turn to page 35.


Conditions in the U.S. economy improved steadily during the six months ended April 30, 2002. After a long period of slowing growth, the economy briefly contracted and reached a trough in the wake of the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) declined for only one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those which did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, and entered a down cycle in mid-2000. Cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending all provided support to the economy, and laid the foundation for the resumption of economic growth that apparently started in October. Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors. Preliminary reports suggest that real GDP rose at a remarkable 5.8% annual rate in the first quarter of 2002.

For the most part, large-cap stocks had already discounted a moderate-to-strong economic recovery as November began, having soared off their September 21 lows. As a result, despite a generally positive economic backdrop, the S&P 500 Index rose only +2.31% from October 31 to April 30. Concerns about accounting, financial reporting, and the quality of corporate earnings brought investor pessimism and falling stock prices in January and much of February. Unrest in the Middle East and rising energy prices also limited the enthusiasm of equity investors. March brought strong economic news and a rally in large-cap stocks, but the rally lost momentum after cautious comments by the Fed reduced investors' hopes that a quick, forceful recovery was on its way. Value stocks out-performed growth stocks during the period as easily comprehensible businesses, conservative accounting practices, and consistent operating results grew more attractive to investors.

This was a relatively congenial environment for the Growth and Income Fund, which returned +5.13% (Class A Shares at net asset value) in the six months ending April 30, 2002, significantly outpacing its benchmark, the S&P 500 Index. The Fund's results were in line with its peers as measured by the Lipper Large-Cap Value Fund Index, which returned +5.40% for the period. The small difference can be attributed to the Growth and Income Fund's higher-than-peer exposure to faster-growing sectors of the economy, such as information technology. These sectors have faced difficult operating conditions due to the cyclical downturn in corporate capital spending, and their stocks have under-performed as a result. The Fund's stake in industrials performed particularly well; stock selection added value as defense-oriented conglomerates United Technologies, Textron, and Honeywell all rose as it became clear that defense budgets would grow larger in coming years. A slight overweight in financial stocks versus the S&P 500 Index and consistently good stock selection in the sector also helped relative returns. Stock selection in the consumer staples area hurt performance as grocery chain Kroger and foods producer Sara Lee disappointed.

The Growth and Income Fund's diversified holdings and attention to valuation helped it perform well on both a relative and absolute basis during the reporting period, and should serve the Fund well in the future. A resurgence in corporate capital spending as 2002 progresses would favor the Fund's information technology, telecommunications, and materials holdings, while the Fund's more defensive positions should cushion the Fund if this resurgence is slow to develop.

MEMBERS Capital Advisors' Stock Portfolio
           Management Team -- Advisor

                             Fund Performance Review

                             Growth and Income Fund

    Growth and Income Fund Cumulative Performance of $10,000 Since Inception

GRAPHIC: Line chart showing Growth and Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                            4/98      10/98        4/99     10/99      4/00     10/00      4/01       10/01        4/02
Class A Shares           $10,979    $10,376     $12,153   $12,694   $13,719   $13,570     $12,489    $10,799     $11,989
Class B Shares            11,113     10,447      12,287    12,821    13,893    13,682      12,566     10,777      11,609
S&P 500 Index             11,717     11,670      13,057    14,667    15,725    15,560      13,677     11,680      11,948

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P 500 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   Growth and Income Fund Diversification of Investments Among Market Sectors

GRAPHIC: Pie chart showing Growth and Income Fund Diversification of Investments Among Market Sectors as follows:

     Information Technology 16%
     Financials 25%
     Consumer Staples 8%
     Healthcare 9%
     Energy 8%
     Telecommunication  Services 6%
     Consumer Discretionary 8%
     Cash and Other Assets 1%
     Utilities 4%
     Industrials 11%
     Materials 4%

           Members Growth and Income Fund Average Annual Total Return

                                                     % Return Without Sales Charge              % Return After Sales Charge***
                                                12 Months      3 Years        Since          12 Months     3 Years         Since
                                                   Ended         Ended      Inception           Ended        Ended       Inception
                                                  4/30/02       4/30/02     to 4/30/02+        4/30/02      4/30/02      to 4/30/02+
                                                  -------       -------     -----------        -------      -------      -----------
Class A Shares*                                    -9.10%        -4.34%        4.27%           -13.90%       -6.07%         2.97%
Class B Shares**                                   -9.77         -5.05         3.50            -13.83        -6.17          3.09
Lipper Large-Cap Value Fund Index                  -8.47         -2.40         4.54               --            --            --
S&P 500 Index                                     -12.63         -5.74         4.19               --            --            --

*    Maximum Sales Charge is 5.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on December 29, 1997.

                            Fund Performance Review

                            Capital Appreciation Fund

Investment Objective

The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at April 30, 2002, please turn to page 36.


Conditions in the U.S. economy improved steadily during the six months ended April 30, 2002. After a long period of slowing growth, the economy briefly contracted and reached a trough in the wake of the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) declined for only one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those which did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, and entered a down cycle in mid-2000. Cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending all provided support to the economy, and laid the foundation for the resumption of economic growth that apparently started in October. Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors. Preliminary reports suggest that real GDP rose at a remarkable 5.8% annual rate in the first quarter of 2002.

As November began, stocks had already rallied strongly off their September 21 lows. Gains in the following months were limited, despite the generally positive economic outlook. Concerns about the quality of corporate earnings and financial reporting punished stocks in January as accounting scandals from the likes of Enron, Global Crossing, and Qwest dominated the news. Stocks rose again as increasingly favorable economic reports came out in late February and early March, and then traded in a narrow range during the last few weeks of the quarter. Small stocks out-performed large stocks, and value out-performed growth. Smaller, slower-growing firms became attractive because of their relatively low exposure to the corporate capital spending cycle, comprehensible business models, and more conservative accounting and reporting practices. Investors appeared less willing to wait for industries like biotechnology and telecommunications to realize their potential.

In this highly risk-sensitive environment, the Capital Appreciation Fund underperformed its benchmarks. The Fund returned -0.49% (Class A Shares at net asset value) in the six months ending April 30, 2002, while the S&P 1500 SuperComposite Index returned +4.28%, and the Lipper Multi-Cap Core Fund Index returned +5.59%. The Fund's underperformance primarily resulted from its exposure to more volatile sectors such as biotechnology, where Genzyme General and Applied Biosystems saw earnings disappoint and many companies fared poorly under increased accounting scrutiny. Stock selection in the telecommunications and utilities sectors also hurt relative performance, as did the accounting issues that led investors to bid down some of the more aggressive stocks in the portfolio. Performance was helped by good stock selection and a slight overweight in the energy sector, which rebounded as energy prices rose in the first quarter of 2002. Drilling equipment and services providers Weatherford International and Grant Prideco both rose sharply as investors anticipated an increase in exploration and drilling.

Although the Capital Appreciation Fund has typically been able to avoid periods of significant short-term underperformance in the past, such occurrences are to be expected in the course of pursuing superior long-term investment returns. Even after a less-than-optimal six months, the Capital Appreciation Fund's long-term performance record remains strong. At the end of the reporting period, the Fund (Class A Shares at net asset value) had out-performed both its market and its peer indexes since inception, returning an annualized +5.84% to the market's +4.92% and the peer's +4.47%. With its diversified mix of reasonably priced growth stocks, the fund should be well positioned to benefit from improving economic conditions and a resumption of investor confidence.

MEMBERS Capital Advisors' Stock Portfolio
           Management Team -- Advisor

                            Fund Performance Review

                            Capital Appreciation Fund

  Capital Appreciation Fund Cumulative Pewrformance of $10,000 Since Inception

GRAPHIC: Line chart showing Capital Appreciation Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      4/98      10/98        4/99     10/99      4/00     10/00      4/01      10/01      4/02
Class A Shares                      $11,109    $10,465     $11,904   $13,007   $14,654  $15,623    $14,778    $12,174   $12,792
Class B Shares                       11,261     10,541      12,034    13,153    14,870   15,812     14,940     12,205    12,401
S&P 1500 SuperComposite Index        11,692     11,428      13,445    14,281    15,481   15,446     13,757     11,680    12,314

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P 1500 SuperComposite Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 Capital Appreciation Fund Diversification of Investments Among Market Sectors

GRAPHIC:   Pie  chart  showing  Capital  Appreciation  Fund  Diversification  of
Investments Among Market Sectors as follows:

     Information Technology  17%
     Healthcare 18%
     Financials  17%
     Energy 9%
     Telecommunication Services 4%
     Consumer  Staples  5%
     Cash and Other Assets 3%
     Industrials 11%
     Consumer Discretionary 10%
     Utilities 3%
     Materials 3%

          MEMBERS Capital Appreciation Fund Average Annual Total Return

                                                     % Return Without Sales Charge              % Return After Sales Charge***
                                                12 Months      3 Years        Since          12 Months     3 Years         Since
                                                   Ended         Ended      Inception           Ended        Ended       Inception
                                                  4/30/02       4/30/02     to 4/30/02+        4/30/02      4/30/02      to 4/30/02+
                                                  -------       -------     -----------        -------      -------      -----------
Class A Shares*                                   -18.02%        -1.35%        5.84%           -22.37%       -3.11%         4.52%
Class B Shares**                                  -18.63         -2.07         5.09            -22.27        -3.22          4.69
Lipper Multi-Cap Core Fund Index                  -10.82         -2.24         4.47               --            --            --
S&P 1500 SuperComposite Index                     -10.49         -3.93         4.92               --            --            --

*    Maximum Sales Charge is 5.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on December 29, 1997.

                             Fund Performance Review

                                  Mid-Cap Fund

Investment Objective

The Mid-Cap Fund seeks long-term capital appreciation by investing in midsize and small companies.


Portfolio Management

MEMBERS Capital Advisors' uses one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this Fund. Wellington Management Company, LLP ("Wellington Management") is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the Fund.


Primary Investment Strategies

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. The Fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio on April 30, 2002, please turn to page 37.


Conditions in the U.S. economy improved steadily during the six months ended April 30, 2002. After a long period of slowing growth, the economy briefly contracted and reached a trough in the wake of the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) declined for only one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those which did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, and entered a down cycle in mid-2000. Cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending all provided support to the economy, and laid the foundation for the resumption of economic growth that apparently started in October. Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors. Preliminary reports suggest that real GDP rose at a remarkable 5.8% annual rate in the first quarter of 2002.

Small and mid-sized value stocks didn't receive much attention from investors in the late 1990s, when enthusiasm for technology shares prevailed. By mid-2000, the valuations of mid-cap and small-cap value stocks looked attractive in the wake of the collapse of the tech-stock bubble, resulting in a good deal of investor interest. As signs of a recovery in the beleaguered manufacturing sector began to emerge in early 2002, this interest intensified. Industrials and basic materials shares are more heavily represented in the mid- and small-cap value indexes, and these indexes out-performed both large-cap growth and large-cap value indexes during the reporting period. Investors also may have been influenced by the past tendency of smaller stocks to lead the U.S. stock market as economic contraction turned to expansion, as happened in the late 1970s, early 1980s, and to a lesser extent in the early 1990s.

For the six months ended April 30, 2002, the Mid-Cap Fund returned +18.65% (Class A Shares at net asset value). Although this slightly under-performed its benchmark, the S&P MidCap 400 Index +20.03%, and its peers as represented by the Lipper Mid-Cap Value Fund Index +19.l3%, it far exceeded the returns of most other stock market sectors. The under-performance was primarily due to difficulties experienced by some of the Fund's holdings in the cable television/communications industry. Performance was helped by good stock selection in the industrials and information technology sectors, as holdings such as Airborne, Avery Dennison, Trex, and Varian Semiconductor posted superior returns.

The Mid-Cap Fund's portfolio remains well diversified, with holdings in many companies in many industries across the spectrum of mid-cap and even small-cap stocks (approximately 20% portion of the portfolio subadvised by Wellington Management). Valuations for many smaller stocks still look quite reasonable, and the portfolio should respond well if the economic environment continues to improve. The ongoing shift in investor interest from larger to smaller stocks, should it continue, may also help the Fund's performance. The Fund's value-based discipline has served it well through difficult times for the U.S. economy and equity markets, and has also demonstrated the possible benefits of owning smaller as well as larger stocks in one's portfolio. Since its 2/28/01 inception, the Mid-Cap Fund has returned an annualized +10.58% (Class A Shares at net asset value), significantly out-pacing both its benchmark, the S&P MidCap 400 Index, which returned +8.12%, and larger U.S. stocks, as represented by the S&P 500 Index, which returned -11.80%.

MEMBERS Capital Advisors' Stock Portfolio
      Management Team -- Advisor

Wellington Management Company LLP -- Subadvisor

                             Fund Performance Review

                                  Mid-Cap Fund

         Mid-Cap Fund Cumulative Performance of $10,000 Since Inception

GRAPHIC: Line chart showing Mid-Cap Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      2/01          4/01      10/01      4/02
Class A Shares                     $ 9,470       $ 9,839    $ 8,977    $11,248
Class B Shares                      10,000         9,930      9,006     11,160
S&P 400 Midcap Index                10,000        10,278      9,126     10,954

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P MidCap 400 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        Mid-Cap Fund Diversification of Investments Among Market Sectors

GRAPHIC: Pie chart showing Mid-Cap Fund Diversification of Investments Among Market Sectors as follows:

     Financials 20%
     Information Technology  15%
     Healthcare 8%
     Consumer Discretionary 14%
     Consumer Staples 3%
     Utilities 8%
     Materials 7%
     Cash and Other Assets 4%
     Energy 5%
     Industrials 15%
     Telecommunications Services 1%

                MEMBERS Mid-Cap Fund Average Annual Total Return

                                                    % Return Without Sales Charge              % Return After Sales Charge***
                                                12 Months                    Since           12 Months                    Since
                                                  Ended                    Inception           Ended                    Inception
                                                 4/30/02                  to 4/30/02+         4/30/02                  to 4/30/02+
                                                 -------                  -----------         -------                  -----------
Class A Shares*                                    8.26%                     10.58%             2.54%                      5.55%
Class B Shares**                                   7.52                       9.84              3.02                       6.47
Lipper Mid-Cap Value Fund Index                   10.38                      11.18               --                          --
S&P MidCap 400 Index                               6.57                       8.12               --                          --

*    Maximum Sales Charge is 5.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on February 28, 2001.

                            Fund Performance Review

                              Emerging Growth Fund

Investment Objective

The Emerging Growth Fund seeks long-term capital appreciation.


Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) was the only subadvisor used by MEMBERS Capital Advisors to manage the assets of the Fund during the period.


Primary Investment Strategies

The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The Fund seeks securities of emerging growth compan-ies, which are companies that are either:

o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or

o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

For a listing of the securities held in the portfolio at April 30, 2002, please turn to page 39.


Growth stocks rallied strongly during November and December as investors looked for bargains in the wake of the significant stock market declines that occurred when markets reopened after the 9/11 terrorist attacks. Growth stocks lost ground to cyclical and defensive issues during the first four months of 2002, however, as operating conditions in the technology and telecommun-ications sectors improved less quickly than had been hoped. Investors were less willing to commit to more speculative, high-potential companies, preferring more-established concerns even in high-growth sectors of the economy. Concerns about the capital spending plans of large corporations in general and telecommuni-cations companies in particular continue to foster near-term pessimism regarding technology companies. Post-Enron accounting and financial reporting scrutiny also tended to focus on growth companies, many of which had come under severe pressure to make earnings targets during the growth-stock boom of the late 1990s.

The Russell 3000 Growth Index returned -1.32% for the six months ended April 30, 2002. The Emerging Growth Fund (Class A Shares at net asset value) slightly under-performed its benchmark, returning -1.87% over the same period. Its peers as measured by the Lipper Large-Cap Growth Fund Index returned -0.23%. Relative performance was helped by good stock selection in the leisure/entertainment sector, as management found attractive values in media giant Viacom and Starwood Resort & Hotels, which gained as the outlook for the advertising and travel industries improved. The portfolio also benefited from an overweight and positive stock selection in business services, with First Data and SunGard Data Systems performing well. Relative performance suffered from an under-weight in the out-performing consumer staples sector, as well as from subpar stock selection in the biotechnology and technology sectors. Qualcomm, in particular, lost ground after Chinese wireless carrier China Unicom, one of Qualcomm's major customers, announced that it would reduce capital spending by 30% in 2002.

The Emerging Growth Fund is invested in a broadly diversified portfolio of stocks with significant potential for capital appreciation. Conditions have not favored these stocks during the last few years, as the economy slowed and corporations became less willing and able to make large outlays for sophisticated, efficiency boosting equipment. In the past, investment in high-tech products has tended to be cyclical, suggesting that the environment for many of these stocks should eventually improve. Low inflation, an accommodative Federal Reserve, and steady consumer spending are all forces that may help speed this improvement. The Fund is well positioned in a number of attractive industries, including storage software, semiconductors, pharmacy benefit management and media, and is poised to benefit as the capital spending outlook brightens.

MEMBERS Capital Advisors' Stock Portfolio
      Management Team -- Advisor

Massachusetts Financial Services -- Subadvisor

*Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the MEMBERS Emerging Growth Fund. The new name is the MEMBERS Multi-Cap Growth Fund. MEMBERS Capital Advisors has entered into a subadvisor agreement with Wellington Management Company, LLP for the management of this Fund's investments.

                            Fund Performance Review

                              Emerging Growth Fund

     Emerging Growth Fund Cumulative Performance of $10,000 Since Inception

GRAPHIC: Line chart showing Emerging Growth Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      2/00          4/00      10/00        4/01     10/01    4/02
Class A Shares                     $ 9,470       $ 8,125    $ 7,453     $ 5,379   $ 4,044   $4,190
Class B Shares                      10,000         8,194      7,478       5,405     4,051    4,130
Russell 3000 Growth Index           10,000        10,023      9,221       6,839     5,594    5,521

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the the Russell 3000 Growth Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Emerging Growth Fund Diversification of Investments Among Market Sectors

GRAPHIC: Pie chart showing Emerging Growth Fund Diversification of Investments Among Market Sectors as follows:

     Information Technology 31%
     Healthcare 18%
     Consumer Discretionary 10%
     Financial Services 9%
     Financials 5%
     Cash and Other Assets 8%
     Telecommunications 6%
     Other Sectors 13%

            MEMBERS Emerging Growth Fund Average Annual Total Return

                                                  % Return Without Sales Charge              % Return After Sales Charge***
                                                12 Months               Since                12 Months               Since
                                                   Ended              Inception                 Ended              Inception
                                                  4/30/02            to 4/30/02+               4/30/02            to 4/30/02+
                                                  -------            -----------               -------            -----------
Class A Shares*                                   -26.23%              -33.06%                 -30.17%              -34.72%
Class B Shares**                                  -26.64               -33.51                  -29.94               -34.59
Lipper Large-Cap Growth Fund Index                -19.75               -24.07                      --                  --
Russell 3000 Growth Index                          -0.19               -23.98                      --                  --

*    Maximum Sales Charge is 5.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on February 29, 2000.

                            Fund Performance Review

                            International Stock Fund

Investment Objective

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.


Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.


Primary Investment Strategies

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and other securities representing equity interests such as American depository receipts, European depository re-ceipts and Global depository receipts.

For a listing of the securities held in the portfolio at April 30, 2002, please turn to page 42.


During the six-month period ended April 30, 2002, international equity markets showed high volatility, but generally closed considerably higher than where they started in the wake of post-September 11 declines. Unstable situations in the Middle East and Afghanistan, along with mixed economic news, contributed to volatility in most financial markets. On the economic front, data pointed to an upturn in U.S. economic activity, but it is still unclear whether the pick up was due to restocking of very low inventories or a true recovery in demand. European equity markets have been taking their lead from the U.S. since recovery at home would most likely support growth abroad. We continue to look for signs in all markets that the economic recovery is genuine and that it will have a positive effect on companies' prospects. Even with this uncertainty, the global economic climate brightened during the period. Europe, like the U.S., showed signs of an upturn, but the Japanese economy remained mired in recession. The global economy was supported by robust consumer confidence and spending (particularly in the U.S.), which mitigated the effects of falling corporate investment.

In financial markets, the technology, media, and telecommunications sectors were weak performers, while energy and commodity producers showed strength. The fallout from the Enron accounting scandal continues to impact global markets adversely as the accuracy of corporate reporting with respect to historical earnings and other relevant financial information is being widely questioned. As a result, no U.S. or international company is immune to public scrutiny. International small caps finished higher for the period, outperforming international large-cap stocks. In both capitalization tiers, companies that outperformed were generally those most leveraged to a potential economic recovery. While these companies may show good performance in the short term, it is questionable whether fundamentals at the close of the period supported their valuations. Emerging markets equities posted strong performances. The strongest region was Asia, which was propelled by continuing investor anticipation of an economic recovery in the U.S. and the world. Eastern European markets also performed well helped by ongoing strength in the Russian economy and investor excitement over the likely negotiations later this year between the European Union and some eastern European states (such as the Czech Republic, Hungary and Poland). Latin America was the clear laggard, impacted directly by the devaluation and default in Argentina. This had a negative effect on the Brazilian market, which still managed to post decent returns.

As noted, most of the Fund's top-performing companies were in sectors that would benefit most from an economic recovery, such as media, aerospace, and commercial services. Strong financials were a common theme. ABN AMRO rose as its aggressive restructuring program (particularly in its Dutch retail operations) began to yield benefits. In Singapore, Overseas Chinese Bank rallied as investors expected profitability to improve along with global economy recovery. BNP Paribas reported strong earnings as it benefited from investment gains and continued merger-related cost reductions. The Fund's telecommunications holdings defended well amid sector weakness due to their solid valuation support. However, the Fund's industrial holdings lagged those in the MSCI EAFE Index, whose fortunes are more closely tied to the economic cycle and therefore rallied in anticipation of a strong recovery. Oil service companies showed good performance for the quarter, as the conflict in the Middle East caused oil prices to increase. Another top performer was Esprit Holdings, the Hong Kong based apparel manufacturer and retailer. In addition to posting excellent results, Esprit Holdings announced the takeover of the Esprit brand in the U.S. market. This acquisition will give it access to the largest clothing market in the world. Swedish Match continued to show strong performance during the first quarter. Investors have been attracted to its stable growth characteristics and its high level of cash generation, in light of the uncertainty that other areas in the market offer.

Among the weaker performers was Ashtead, a U.K. company specializing in the hiring out of construction equipment. Despite reporting strong first half results, the company gave a negative outlook for the second half of its fiscal year. It is taking measures to lower its cost base and reduce its balance sheet during these difficult times, and should emerge as a stronger player when better economic conditions return.

We believe the benefits of global diversification were especially clear during the period. The trade-off of valuation versus financial productivity currently appears to favor non-U.S. markets, specifically those in Europe. Moreover, European companies have fared better in managing profitability during the global downturn than have U.S. companies. Consequently, we believe the Fund is positioned to perform well as it continues to focus on individual company fundamentals rather than the ever-shifting broad economic outlook.

MEMBERS Capital Advisors' Stock Portfolio Management
           Team -- Advisor

Lazard Asset Management -- Subadvisor

                            Fund Performance Review

                            International Stock Fund

   International Stock Fund Cumulative Performance of $10,000 Since Inception

GRAPHIC: Line chart showing International Stock Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01     4/02
Class A Shares                    $11,157    $ 9,811     $10,840   $11,479   $11,033   $10,402     $ 9,678    $ 8,031   $ 9,596
Class B Shares                     11,301      9,840      10,916    11,545    11,103    10,413       9,703      7,987     9,291
Morgan Stanley Capital
 International Europe, Asia
 & Far East Index                  11,592     11,090      12,035    13,683    14,619    10,410      12,257     10,033    10,613

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the MSCI EAFE Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      International Stock Fund Geographical Diversification of Investments

GRAPHIC: Pie chart showing International Stock Fund Diversification of Investments Among Market Sectors as follows:

     United  Kingdom 17%
     Japan 11%
     France 6%
     Netherlands 12%
     Italy 6%
     Germany 4%
     Switzerland 6%
     South Korea 4%
     Cash and Other Assets 3%
     Other Countries 31%

          MEMBERS International Stock Fund Average Annual Total Return

                                                    % Return Without Sales Charge               % Return After Sales Charge***
                                                12 Months     3 Years         Since         12 Months      3 Years         Since
                                                   Ended        Ended       Inception          Ended         Ended       Inception
                                                  4/30/02      4/30/02      to 4/30/02+       4/30/02       4/30/02      to 4/30/02+
                                                  -------      -------      -----------       -------       -------      -----------
Class A Shares*                                    -6.11%       -6.56%        -0.95%          -11.13%        -8.23%        -2.18%
Class B Shares**                                   -6.78        -7.24         -1.68           -10.97         -8.25         -2.08
Lipper International Stock Fund Index              -9.77        -2.64          2.40               --           --            --
MSCI EAFE Index                                   -13.62        -6.10          1.38               --           --            --

*    Maximum Sales Charge is 5.3% for A Shares.
**   Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
***  Assuming Maximum Sales Charge
+    Fund commenced operations on December 29, 1997.

            CASH RESERVES FUND-- Portfolio of Investments (Unaudited)

                                                                   Value
Par Value                                                        (Note 2)

CORPORATE NOTES AND BONDS - 30.47%

             Chemicals - 3.30%
$   745,000  E.I. du Pont de Nemours and Co.
             6.000%, due 03/06/03                          $       766,626

             Consumer Staples - 2.17%
    500,000  Nabisco, Inc.
             6.700%, due 06/15/02                                  502,885

             Finance - 25.00%
  1,000,000  American Express Credit Corp.
             1.880%, due 03/07/03 (G)                              999,900
  1,048,000  Bank of America Corp.
             8.125%, due 06/15/02                                1,056,008
    700,000  Beneficial Corp.
             6.575%, due 12/16/02                                  717,683
  1,000,000  Caterpillar Financial Services Corp.
             6.000%, due 05/23/02                                1,002,493
  1,000,000  Heller Financial, Inc.
             6.400%, due 01/15/03                                1,030,680
  1,000,000  Merrill Lynch & Co., Inc.
             2.010%, due 08/01/02 (G)                            1,000,507

                                                                 5,807,271

             Total Corporate Notes and Bonds                     7,076,782
             ( Cost $7,076,782 )

COMMERCIAL PAPER (A) - 26.44%

             Communication Services - 2.15%
    500,000  SBC Communications, Inc.
             1.800%, due 05/06/02                                  499,875

             Consumer Staples - 1.68%
    391,000  Procter & Gamble Co.
             1.770%, due 05/02/02                                  390,981

             Finance - 12.05%
    500,000  Corporate Receivables Corp.
             1.790%, due 05/16/02                                  499,627
    500,000  CXC, Inc.
             1.820%, due 05/14/02                                  499,671
    800,000  Goldman Sachs Group, Inc.
             1.780%, due 05/01/02                                  800,000
  1,000,000  Moat Funding LLC
             1.790%, due 05/15/02                                  999,304

                                                                 2,798,602

             Healthcare - 7.75%
  1,000,000  Medtronic, Inc.
             1.780%, due 05/10/02                                  999,555
    800,000  Pfizer, Inc.
             1.750%, due 05/06/02                                  799,806

                                                                 1,799,361

             Media - 2.81%
    654,000  McGraw-Hill Cos., Inc.
             1.800%, due 05/29/02                                  653,084

             Total Commercial Paper                              6,141,903
             ( Cost $6,141,903 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 38.77%

             Federal Farm Credit Bank - 4.30%
$ 1,000,000  1.800%, due 06/03/02                          $     1,000,000

             Federal Home Loan Bank - 7.87%
    810,000  5.930%, due 06/17/02                                  814,276
    500,000  6.000%, due 08/15/02                                  503,824
    500,000  6.375%, due 11/15/02                                  510,348

                                                                 1,828,448

             Federal Home Loan Mortgage Corp. - 11.32%
  1,600,000  6.250%, due 10/15/02                                1,629,522
  1,000,000  1.705%, due 07/08/03                                  999,215

                                                                 2,628,737

             Federal National Mortgage Association - 3.44%
    800,000  1.840%, due 06/20/02                                  797,956


             Student Loan Marketing Association - 8.61%
  1,000,000  1.820%, due 08/15/02                                1,000,000
  1,000,000  1.800%, due 09/19/02                                1,000,000

                                                                 2,000,000

             U.S. Treasury Bills - 3.23%
    750,000  1.830%, due 05/16/02                                  749,428


             Total U.S. Government and
             Agency Obligations                                  9,004,569

             ( Cost $9,004,569 )

Shares

INVESTMENT COMPANY - 3.67%
    852,388  SSgA Prime Money Market Fund                          852,388

             Total Investment Company                              852,388

             ( Cost $852,388 )
TOTAL INVESTMENTS - 99.35%                                      23,075,642
( Cost $23,075,642** )
NET OTHER ASSETS AND LIABILITIES - 0.65%                           150,645

TOTAL NET ASSETS - 100.00%                                 $    23,226,287

     **   Aggregate cost for Federal tax purposes.
     (A)  Rate noted represents annualized yield at time of purchase.
     (G)  Floating rate note.

                 See accompanying Notes to Financial Statements.

                BOND FUND-- Portfolio of Investments (Unaudited)

                                                                    Value
Par Value                                                         (Note 2)

ASSET BACKED - 8.53%

             Mortgage Related - 8.53%
$   550,000  ABSC Long Beach Home Equity Trust
             Series 2000-LB1, Class AF5
             8.050%, due 09/21/30                          $       594,873
    600,000  Conseco Finance Securitization Corp.,
             Series 2001-1, Class M1
             7.535%, due 07/01/32                                  614,044
  1,000,000  Conseco Finance Securitization Corp.,
             Series 2001-4, Class A3
             6.090%, due 09/01/33                                1,011,273
  1,200,000  Duke Weeks Industrial Trust
             Series 2001-DW1, Class A2
             7.151%, due 10/15/10                                1,283,849
    700,000  Green Tree Home Equity Loan Trust
             Series 1999-A, Class B1
             8.970%, due 11/15/27                                  723,284
  1,500,000  Oakwood Mortgage Investors, Inc.
             Series 1999-C, Class M2
             8.750%, due 08/15/27                                1,502,344
  1,000,000  Peco Energy Transition Trust
             Series 1999-A, Class A7
             6.130%, due 03/01/09                                1,041,892
    413,731  Residental Funding Mortgage Securites Corp.
             Series 2000-HI2, Class AI3
             7.900%, due 02/25/15                                  425,767

             Total Asset Backed                                  7,197,326
             ( Cost $7,038,252 )

COMMERCIAL MORTGAGE BACKED - 9.51%

             Mortgage Related - 9.51%
    600,000  Banc America Large Loan, Inc.
             Series 2001, Class A2 (C)
             6.490%, due 12/13/16                                  612,609
  1,000,000  Bear Stearns Commercial Mortgage Securities, Inc.
             Series 2001-TOP2, Class A2
             6.480%, due 02/15/35                                1,035,978
  1,500,000  Morgan Stanley Capital I, Inc.
             Series 1999-CAM1, Class A3
             6.920%, due 03/15/32                                1,595,181
  1,575,000  Morgan Stanley Capital I, Inc.
             Series 2000-LIF2, Class A2
             7.200%, due 10/15/33                                1,697,744
  1,500,000  Residential Asset Securitization Trust
             Series 2002-A1, Class A2
             5.350%, due 09/25/26                                1,521,992
  1,550,000  Washington Mutual
             Series 2002-AR4, Class A5
             5.598%, due 04/25/32                                1,565,016

             Total Commercial Mortgage Backed                    8,028,520
             ( Cost $7,916,283 )

CORPORATE NOTES AND BONDS - 36.92%

             Capital Goods - 0.63%
    500,000  United Technologies Corp.
             6.625%, due 11/15/04                                  531,104

             Chemicals - 0.55%
$   450,000  Dow Chemical Co.
             7.375%, due 11/01/29                          $        460,403

             Consumer Staples - 3.19%
    450,000  Anheuser-Busch Cos., Inc.
             6.500%, due 05/01/42                                  445,995
    500,000  Delhaize America, Inc.
             7.375%, due 04/15/06                                  524,585
    500,000  Procter & Gamble Co.
             6.600%, due 12/15/04                                  532,553
    625,000  Safeway, Inc.
             6.850%, due 09/15/04                                  660,331
    500,000  Walt Disney Co.
             7.300%, due 02/08/05                                  524,915

                                                                 2,688,379

             Energy - 11.88%
    475,000  Allegheny Energy, Inc.
             7.750%, due 08/01/05                                  508,836
    500,000  Anadarko Petroleum Corp.
             5.375%, due 03/01/07                                  495,922
    500,000  Burlington Resources Finance Co.
             5.700%, due 03/01/07                                  499,216
    250,000  Coastal Corp.
             7.500%, due 08/15/06                                  257,220
    600,000  Conoco, Inc.
             5.900%, due 04/15/04                                  620,452
    500,000  Consumers Energy Co., Series A
             6.375%, due 02/01/08                                  496,479
    500,000  DTE Energy Co.
             6.450%, due 06/01/06                                  512,369
    500,000  Energy East Corp.
             8.050%, due 11/15/10                                  526,597
    250,000  ENSERCH Corp.
             6.375%, due 02/01/04                                  258,647
    500,000  FirstEnergy Corp., Series A
             5.500%, due 11/15/06                                  478,567
    500,000  Kinder Morgan, Inc.
             6.650%, due 03/01/05                                  519,424
    750,000  Niagara Mohawk Power Co.
             7.750%, due 05/15/06                                  806,897
    500,000  Occidental Petroleum Corp.
             5.875%, due 01/15/07                                  505,441
    400,000  Phillips Petroleum Co.
             8.500%, due 05/25/05                                  443,427
    250,000  Progress Energy, Inc.
             7.750%, due 03/01/31                                  265,084
    500,000  Sunoco, Inc.
             7.125%, due 03/15/04                                  523,159
    450,000  Texaco Capital, Inc.
             5.700%, due 12/01/08                                  451,877
    700,000  Ultramar Diamond Shamrock Corp.
             8.000%, due 03/15/05                                  755,037
    600,000  Virginia Electric & Power Co., Series A
             5.750%, due 03/31/06                                  606,311
    500,000  Williams Cos., Inc., Series A
             6.750%, due 01/15/06                                  497,374

                                                                10,028,336

CORPORATE NOTES AND BONDS (continued)

             Finance - 7.79%
$   500,000  American General Finance Corp.
             5.750%, due 03/15/07                          $       505,034
    750,000  Bank of America Corp.
             7.625%, due 04/15/05                                  809,446
    500,000  Bear Stearns Cos., Inc.
             5.700%, due 01/15/07                                  497,160
    250,000  CIT Group, Inc.
             5.570%, due 12/08/03                                  243,021
    500,000  CIT Group, Inc.
             7.375%, due 04/02/07                                  488,972
    750,000  Countrywide Home Loans, Inc.
             5.250%, due 06/15/04                                  763,300
    300,000  First Bank National Association
             7.550%, due 06/15/04                                  320,760
    550,000  General Electric Global Insurance Corp.
             7.000%, due 02/15/26                                  544,768
    500,000  Household Finance Corp.
             6.500%, due 11/15/08                                  499,525
    500,000  MBNA America Bank N.A.
             6.875%, due 07/15/04                                  520,888
    500,000  Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06                                  536,352
    300,000  UBS Preferred Funding Trust
             8.622%, due 10/29/10                                  336,939
    500,000  Washington Mutual Finance
             6.250%, due 05/15/06                                  512,964

                                                                 6,579,129

             Healthcare - 0.61%
    500,000  HCA, Inc.
             7.125%, due 06/01/06                                  517,993

             Industrials - 3.69%
    500,000  Bombardier Capital, Inc. (C)
             6.125%, due 06/29/06                                  496,683
    250,000  Caterpillar Financial Services Corp.
             7.590%, due 12/10/03                                  265,139
    500,000  Ford Motor Credit Co.
             7.600%, due 08/01/05                                  518,375
    400,000  Ford Motor Credit Co.
             6.500%, due 01/25/07                                  397,402
    600,000  General Motors Acceptance Corp.
             6.875%, due 09/15/11                                  600,000
    300,000  International Paper Co.
             8.125%, due 07/08/05                                  325,301
    500,000  Waste Management, Inc.
             7.000%, due 10/01/04                                  514,543

                                                                 3,117,443

             Media - 0.63%
    500,000  Comcast Cable Communications
             8.375%, due 05/01/07                                  534,764

             REITS - 1.43% $ 500,000 Avalonbay Communities, Inc.
             6.580%, due 02/15/04                          $       518,397
    500,000  EOP Operating LP
             8.100%, due 08/01/10                                  541,521
    150,000  Host Marriott Corp., Series B
             7.875%, due 08/01/08                                  147,375

                                                                 1,207,293

             Technology - 0.32%
    250,000  Lockheed Martin Corp.
             7.250%, due 05/15/06                                  266,205

             Telecommunications - 4.66%
    250,000  AOL Time Warner, Inc.
             5.625%, due 05/01/05                                  247,664
    400,000  AOL Time Warner, Inc.
             6.125%, due 04/15/06                                  391,596
    750,000  Bellsouth Capital Funding Corp.
             7.875%, due 02/15/30                                  810,618
    500,000  Cox Communications, Inc., Class A
             6.875%, due 06/15/05                                  511,525
    500,000  Sprint Capital Corp.
             7.125%, due 01/30/06                                  488,981
    350,000  TCI Communications, Inc.
             8.650%, due 09/15/04                                  373,225
    200,000  Telephone & Data Systems, Inc.
             7.000%, due 08/01/06                                  205,098
    250,000  Verizon Global Funding Corp.
             7.750%, due 12/01/30                                  247,228
    500,000  Verizon Wireless, Inc. (C)
             5.375%, due 12/15/06                                  478,236
    400,000  WorldCom, Inc.
             8.250%, due 05/15/31                                  176,000

                                                                 3,930,171

             Transportation - 1.54%
    250,000  Burlington Northern Santa Fe Corp.
             6.375%, due 12/15/05                                  259,552
    400,000  Norfolk Southern Corp.
             7.250%, due 02/15/31                                  406,976
    600,000  Southwest Airlines Co.
             8.750%, due 10/15/03                                  630,949

                                                                 1,297,477

             Total Corporate Notes and Bonds                    31,158,697
             ( Cost $31,215,080 )

MORTGAGE BACKED - 20.68%

             Federal Home Loan Mortgage Corp. - 5.65%
    500,000  6.500%, due 07/15/09 Series 1870 Class VC             515,722
  1,532,414  7.000%, due 07/15/27 Series 1974 Class ZA           1,551,040
    137,560  8.000%, due 06/01/30 Pool # C01005                    145,276
    791,084  7.000%, due 03/01/31 Pool # C48133                    440,590
    791,084  7.000%, due 03/01/31 Pool # C48580                    375,932
  1,713,722  6.500%, due 01/01/32 Pool # C62333                  1,737,444

                                                                 4,766,004

MORTGAGE BACKED (continued)

             Federal National Mortgage Association - 10.99%
$   520,430  6.100%, due 04/01/11 Pool # 383475            $       534,515
    521,964  6.000%, due 05/01/16 Pool # 582558                    529,214
    914,124  6.000%, due 05/01/21 Pool # 253847                    911,954
  1,600,000  6.000%, due 03/25/27 Series 1998-63 Class PG        1,613,409
  1,000,000  6.500%, due 07/15/30 Series 2351 Class PX           1,018,711
  1,200,000  6.000%, due 11/01/31 Series 2001-72 Class NC        1,219,714
  1,367,747  7.000%, due 11/01/31 Pool # 607515                  1,412,165
    554,648  7.000%, due 12/15/31 TBA                              561,235
  1,496,533  6.000%, due 02/01/32 Pool # 611619                  1,480,010

                                                                 9,280,927

             Government National Mortgage Association - 4.04%
    190,069  8.000%, due 10/20/15 Pool # 002995                    200,755
    771,261  6.500%, due 02/20/29 Pool # 2714                      781,023
    196,807  7.500%, due 05/20/30 Pool # 2921                      205,745
  1,000,000  6.500%, due 08/16/30 Series 2001-10 Class PD        1,005,741
    410,727  7.500%, due 08/20/30 Pool # 002957                    429,379
    780,700  6.500%, due 04/20/31 Pool # 003068                    788,661

                                                                 3,411,304

             Total Mortgage Backed                              17,458,235
             ( Cost $17,268,422 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.05%

             Federal Farm Credit Bank - 0.83%
    700,000  3.875%, due 02/01/05                                  697,820

             Federal Home Loan Bank - 4.74%
    300,000  4.000%, due 10/18/04                                  301,145
  1,250,000  4.125%, due 01/14/05                                1,259,987
  1,000,000  6.875%, due 08/15/05                                1,081,065
    500,000  4.875%, due 02/15/07                                  499,586
    500,000  2.297%, due 02/20/07                                  504,180
    350,000  5.490%, due 12/22/08                                  351,347

                                                                 3,997,310

             Federal Home Loan Mortgage Corp. - 2.98%
  1,000,000  3.750%, due 04/15/04                                1,005,500
    750,000  4.125%, due 02/04/05                                  752,688
    500,000  4.250%, due 10/03/05                                  496,961
    250,000  5.375%, due 08/16/06                                  255,259

                                                                 2,510,408

             Federal National Mortgage Association - 0.60%
    500,000  6.250%, due 07/19/11                                  508,303

             U.S. Treasury Bonds - 4.94%
    500,000  11.125%, due 08/15/03                                 553,614
    500,000  9.125%, due 05/15/09                                  556,191
  1,950,000  6.250%, due 05/15/30                                2,094,575
  1,000,000  5.375%, due 02/15/31                                  968,281

                                                                 4,172,661

             U.S. Treasury Notes - 5.96%
$ 2,500,000  5.875%, due 11/15/04                          $     2,637,890
  1,100,000  7.500%, due 02/15/05                                1,210,430
  1,100,000  6.250%, due 02/15/07                                1,183,316

                                                                 5,031,636

             Total U.S. Government and
             Agency Obligations                                 16,918,138
             ( Cost $16,852,831 )

COMMERCIAL PAPER (A) - 0.67%
             Finance - 0.67%
    565,000  Nestle Capital Corp.
             1.750%, due 05/13/02                                  564,670

             Total Commercial Paper                                564,670
             ( Cost $564,670 )
Shares

INVESTMENT COMPANY - 3.27%
  2,758,923  SSgA Prime Money Market Fund                        2,758,923

             Total Investment Company                            2,758,923
             ( Cost $2,758,923 )

TOTAL INVESTMENTS - 99.63%                                      84,084,509
( Cost $83,614,461** )
NET OTHER ASSETS AND LIABILITIES - 0.37%                           313,629

TOTAL NET ASSETS - 100.00%                                 $    84,398,138

     **   Aggregate cost for Federal tax purposes.
     (A)  Rate noted represents annualized yield at time of purchase.
     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     TBA  To Be Announced.

                See accompanying Notes to Financial Statements.

             HIGH INCOME FUND-- Portfolio of Investments (Unaudited)
                                                                    Value
Par Value                                                         (Note 2)

COMMERCIAL MORTGAGE BACKED - 0.79%

$   180,000  Commercial Mortgage Acceptance Corp.
             Series 1998 C2 Class F
             5.440%, due 05/15/13                          $       131,470
    125,000  Morgan Stanley Capital I
             Series 1999-FNV1, Class G
             6.120%, due 03/15/31                                  103,120

             Total Commercial Mortgage Backed                      234,590
             ( Cost $230,479 )

CORPORATE NOTES AND BONDS - 89.95%

             Aerospace/Defense - 0.44%
    125,000  Alliant Techsystems, Inc.
             8.500%, due 05/15/11                                  132,500

             Basic Materials - 3.92%
     70,000  Abitibi-Consolidated, Inc.
             8.550%, due 08/01/10                                   72,403
     80,000  Appleton Papers, Inc. (C)
             12.500%, due 12/15/08                                  80,000
     90,000  Buckeye Technologies, Inc.
             9.250%, due 09/15/08                                   81,000
    150,000  Buckeye Technologies, Inc.
             8.000%, due 10/15/10                                  128,250
     55,000  Dresser, Inc. (C)
             9.375%, due 04/15/11                                   57,063
    135,000  Dresser, Inc.
             9.375%, due 04/15/11                                  140,062
     70,000  FiberMark, Inc.
             10.750%, due 04/15/11                                  66,150
     60,000  Foamex L.P. (C)
             10.750%, due 04/01/09                                  63,300
     25,000  Huntsman International LLC (C)
             9.875%, due 03/01/09                                   25,125
     15,000  Huntsman International LLC
             10.125%, due 07/01/09                                 193,231
     65,000  Sovereign Specialty Chemicals, Inc.
             11.875%, due 03/15/10                                  65,081
     50,000  Specialty Paperboard, Inc.
             9.375%, due 10/15/06                                   47,250
     85,000  Tembec Industries, Inc.
             7.750%, due 03/15/12                                   84,788
     95,000  U.S. Timberlands Klam/Fin
             9.625%, due 11/15/07                                   65,550

                                                                 1,169,253

             Building and Construction - 5.29%
    100,000  American Standard, Inc.
             7.125%, due 02/15/03                                  101,500
    255,000  American Standard, Inc.
             7.375%, due 02/01/08                                  259,144
     25,000  American Standard, Inc.
             7.625%, due 02/15/10                                   25,500
    105,000  Atrium Cos., Inc., Series B
             10.500%, due 05/01/09                                 106,575
     50,000  Beazer Homes USA, Inc.
             8.375%, due 04/15/12                                   50,937
     50,000  Building Materials Corp., Series B
             7.750%, due 07/15/05                                   43,562

Building and Construction (continued)
$   130,000  Building Materials Corp., Series B
             8.625%, due 12/15/06                          $       110,662
     50,000  Building Materials Corp., Series B
             8.000%, due 10/15/07                                   41,563
     35,000  Corrections Corp. of America (C)
             9.875%, due 05/01/09                                   36,138
    215,000  D. R. Horton, Inc.
             8.000%, due 02/01/09                                  212,850
     65,000  D. R. Horton, Inc.
             9.750%, due 09/15/10                                   68,250
     85,000  Formica Corp., Series B (E)
             10.875%, due 03/01/09                                  17,425
     30,000  International Wire Group, Inc.
             11.750%, due 06/01/05                                  27,300
     55,000  International Wire Group, Inc., Series B
             11.750%, due 06/01/05                                  50,050
    160,000  MMI Products, Inc., Series B
             11.250%, due 04/15/07                                 162,000
    120,000  Nortek, Inc., Series B
             9.250%, due 03/15/07                                  122,850
     80,000  Nortek, Inc., Series B
             8.875%, due 08/01/08                                   81,200
     60,000  WCI Communities, Inc. (C)
             9.125%, due 05/01/12                                   60,300

                                                                 1,577,806

             Chemicals and Drugs - 2.09%
    150,000  Acetex Corp. (D)
             10.875%, due 08/01/09                                 156,000
     45,000  Avecia Group PLC (D)
             11.000%, due 07/01/09                                  47,250
     95,000  Lyondell Chemical Co., Series A
             9.625%, due 05/01/07                                   94,050
     15,000  Lyondell Chemical Co., Series B
             9.875%, due 05/01/07                                   14,850
    175,000  Lyondell Chemical Co. (C)
             9.500%, due 12/15/08                                  171,500
     65,000  MacDermid, Inc.
             9.125%, due 07/15/11                                   68,900
     50,000  Noveon, Inc., Series B
             11.000%, due 02/28/11                                  53,750
      5,000  Sterling Chemicals, Inc., Series B (E)
             12.375%, due 07/15/06                                   4,550
     90,000  Sterling Chemicals, Inc., Series A (E)
             11.250%, due 04/01/07                                  12,600

                                                                   623,450

             Communication - 6.97%
    215,000  Alamosa PCS Holdings, Inc. (B)
             12.875%, due 02/15/10                                 103,200
    150,000  Allegiance Telecom, Inc., Series B (B)
             11.750%, due 02/15/08                                  28,125
     10,000  Allegiance Telecom, Inc.
             12.875%, due 05/15/08                                   2,500
    100,000  American Cellular Corp.
             9.500%, due 10/15/09                                   63,000
    130,000  Centennial Cellular Operating Co.
             10.750%, due 12/15/08                                  69,225
    240,000  Charter Communications Holdings LLC
             8.250%, due 04/01/07                                  214,200

CORPORATE NOTES AND BONDS (continued)

             Communication (continued)
$    60,000  Charter Communications Holdings LLC
             8.625%, due 04/01/09                          $        53,550
    260,000  Charter Communications Holdings LLC (B)
             9.920%, due 04/01/11                                  181,350
    135,000  Dolphin Telecom PLC (B)(D)(E)
             11.500%, due 06/01/08                                      13
     25,000  Dolphin Telecom PLC, Series B (B)(D)(E)
             14.000%, due 05/15/09                                       3
     75,000  Emmis Communications Corp., Series B
             8.125%, due 03/15/09                                   76,781
    220,000  Emmis Communications Corp. (B)
             12.500%, due 03/15/11                                 165,275
     15,000  Esprit Telecom Group PLC (D)(E)
             10.875%, due 06/15/08                                      56
     25,000  Exodus Communications, Inc. (E)
             11.250%, due 07/01/08                                   4,375
     55,000  Exodus Communications, Inc. (E)
             11.625%, due 07/15/10                                   9,625
     50,000  FairPoint Communications, Inc., Series B
             9.500%, due 05/01/08                                   44,250
     45,000  ICG Holdings, Inc. (B)(E)
             12.500%, due 05/01/06                                   2,250
     65,000  ITC DeltaCom, Inc.
             9.750%, due 11/15/08                                   20,150
     10,000  Lenfest Communications, Inc.
             8.375%, due 11/01/05                                   10,718
     35,000  Lenfest Communications, Inc.
             10.500%, due 06/15/06                                  40,009
     50,000  Lenfest Communications, Inc.
             8.250%, due 02/15/08                                   52,107
     13,000  Millicom International Cellular S.A. (B)(D)
             13.500%, due 06/01/02                                   7,540
    100,000  Nextel Communications, Inc. (B)
             9.750%, due 10/31/07                                   67,250
    265,000  Nextel Communications, Inc. (B)
             9.950%, due 02/15/08                                  168,275
     80,000  Nextel Communications, Inc.
             9.500%, due 02/01/11                                   54,800
    120,000  Nextel International, Inc. (B)
             13.000%, due 04/15/07                                   6,600
     45,000  Nextel International, Inc. (B)
             12.125%, due 04/15/08                                   2,363
     50,000  Nextel Partners, Inc. (C)
             12.500%, due 11/15/09                                  34,000
    275,000  PanAmSat Corp. (C)
             8.500%, due 02/01/12                                  275,000
     90,000  Rural Cellular Corp. (C)
             9.750%, due 01/15/10                                   73,800
    175,000  Telewest Communications PLC (B)(D)
             9.250%, due 04/15/09                                   70,000
     20,000  Telewest Communications PLC (B)(D)
             11.375%, due 02/01/10                                   7,000
     70,000  Triton PCS Holdings, Inc. (B)
             11.000%, due 05/01/08                                  61,600
    100,000  Triton PCS, Inc.
             8.750%, due 11/15/11                                   93,500

Communication (continued)
$    55,000  United Pan-Europe Communications N.V.,
             Series B (B)(D)
             13.750%, due 02/01/10                         $         4,950
     25,000  XO Communications (E)
             9.625%, due 10/01/07                                    3,375
     65,000  XO Communications (E)
             10.750%, due 06/01/09                                   9,100

                                                                 2,079,915

             Consumer Cyclical - 2.23%
    105,000  Dura Operating Corp., Series D
             9.000%, due 05/01/09                                  106,837
     55,000  Dura Operating Corp. (C)
             8.625%, due 04/15/12                                   57,338
    100,000  Lear Corp., Series B
             8.110%, due 05/15/09                                  104,125
    270,000  United Stationers Supply Co.
             8.375%, due 04/15/08                                  269,662
    140,000  WestPoint Stevens, Inc.
             7.875%, due 06/15/05                                   92,400
     60,000  WestPoint Stevens, Inc.
             7.875%, due 06/15/08                                   36,600

                                                                   666,962

             Consumer Services - 1.66%
     65,000  Iron Mountain, Inc.
             8.750%, due 09/30/09                                   66,950
     85,000  Iron Mountian, Inc.
             8.625%, due 04/01/13                                   87,550
    155,000  Michael Foods, Inc., Series B
             11.750%, due 04/01/11                                 170,500
     60,000  Prime Hospitality Corp., Series B
             9.750%, due 04/01/07                                   63,000
     20,000  Prime Hospitality Corp. (C)
             8.375%, due 05/01/12                                   20,350
     90,000  Venture Holdings Trust, Series B
             9.500%, due 07/01/05                                   87,750

                                                                   496,100

             Consumer Staples - 1.86%
     25,000  Fage Dairy Industries S.A. (D)
             9.000%, due 02/01/07                                   23,750
     90,000  Finlay Enterprises, Inc.
             9.000%, due 05/01/08                                   86,400
     50,000  Remington Products Co. LLC, Series D
             11.000%, due 05/15/06                                  42,500
    110,000  Samsonite Corp.
             10.750%, due 06/15/08                                  88,000
    150,000  Sealy Mattress Co., Series B
             9.875%, due 12/15/07                                  156,375
    150,000  Simmons Co., Series B
             10.250%, due 03/15/09                                 157,312

                                                                   554,337

             Containers/Packaging - 4.07%
    155,000  Ball Corp.
             8.250%, due 08/01/08                                  161,200
    100,000  Consolidated Container Co. LLC
             10.125%, due 07/15/09                                  80,000

CORPORATE NOTES AND BONDS (continued)

             Containers/Packaging (continued)
$    60,000  Graphic Packaging Corp. (C)
             8.625%, due 02/15/12                          $        62,850
    220,000  Plastipak Holdings, Inc.
             10.750%, due 09/01/11                                 240,625
    100,000  Pliant Corp.
             13.000%, due 06/01/10                                 106,000
     20,000  Pliant Corp. (C)
             13.000%, due 06/01/10                                  20,700
    255,000  Riverwood International Corp.
             10.250%, due 04/01/06                                 263,713
    100,000  Silgan Holdings, Inc. (C)
             9.000%, due 06/01/09                                  103,875
    170,000  Silgan Holdings, Inc.
             9.000%, due 06/01/09                                  176,588

                                                                 1,215,551

             Defense Electronics - 0.43%
    125,000  L-3 Communications Corp., Series B
             10.375%, due 05/01/07                                 128,750

             Durable Goods - 2.04%
    110,000  American Axle & Manufacturing, Inc.
             9.750%, due 03/01/09                                  118,525
     65,000  ArvinMeritor, Inc.
             8.750%, due 03/01/12                                   69,416
     35,000  Collins & Aikman Floor Cover (C)
             9.750%, due 02/15/10                                   36,662
     85,000  Collins & Aikman Products (C)
             10.750%, due 12/31/11                                  88,825
     30,000  Dana Corp. (C)
             10.125%, due 03/15/10                                  32,100
     70,000  Dana Corp.
             9.000%, due 08/15/11                                   71,400
     60,000  Delco Remy International, Inc.
             11.000%, due 05/01/09                                  55,950
     75,000  Hayes Lemmerz International, Inc. (C)(E)
             11.875%, due 06/15/06                                  50,625
     50,000  International Knife & Saw, Inc. (E)
             11.375%, due 11/15/06                                     438
     85,000  Motors and Gears, Inc., Series D
             10.750%, due 11/15/06                                  81,600
     20,000  Oxford Automotive, Inc., Series D (E)
             10.125%, due 06/15/07                                   3,000

                                                                   608,541

             Energy - 7.22%
     75,000  Amerigas Partners L.P.
             8.875%, due 05/20/11                                   78,000
    160,000  Belden & Blake Corp., Series B
             9.875%, due 06/15/07                                  143,200
    330,000  Calpine Corp.
             8.500%, due 02/15/11                                  282,150
    295,000  Chesapeake Energy Corp. (C)
             8.125%, due 04/01/11                                  295,000
     50,000  Clark R&M, Inc.
             8.625%, due 08/15/08                                   49,500
    105,000  CMS Energy Corp.
             8.500%, due 04/15/11                                  110,250

Energy (continued)
$    45,000  Continental Resources, Inc.
             10.250%, due 08/01/08                         $        40,500
     60,000  Magnum Hunter Resources, Inc. (C)
             9.600%, due 03/15/12                                   63,000
    115,000  Mission Resources Corp.
             10.875%, due 04/01/07                                 107,525
     48,000  Nisource Finance Corp.
             7.500%, due 11/15/03                                   47,583
     63,000  P&L Coal Holdings Corp., Series B
             8.875%, due 05/15/08                                   66,938
    181,000  Peabody Energy Corp., Series B
             9.625%, due 05/15/08                                  192,312
     60,000  Pioneer Natural Resources Co.
             9.625%, due 04/01/10                                   66,518
     70,000  Pioneer Natural Resources Co.
             7.500%, due 04/15/12                                   70,000
     80,000  SESI LLC
             8.875%, due 05/15/11                                   80,400
     40,000  Stone Energy Corp.
             8.250%, due 12/15/11                                   40,900
     35,000  Swift Energy Co. (C)
             9.375%, due 05/01/12                                   35,700
    125,000  Tesoro Petroleum Corp., Series B
             9.000%, due 07/01/08                                  125,312
     20,000  Triton Energy Ltd.
             8.875%, due 10/01/07                                   22,000
     70,000  Vintage Petroleum, Inc. (C)
             8.250%, due 05/01/12                                   69,825
     70,000  Westport Resources Corp.
             8.250%, due 11/01/11                                   72,100
     95,000  XTO Energy, Inc.
             7.500%, due 04/15/12                                   95,712

                                                                 2,154,425

             Finance - 1.32%
     30,000  DTI Holdings, Inc., Series B (B)(E)
             12.250%, due 03/01/08                                      75
    195,000  Ono Finance PLC (D)
             13.000%, due 05/01/09                                  83,850
     45,000  Ono Finance PLC (D)
             14.000%, due 02/15/11                                  19,350
     80,000  Thermadyne Manufacturing LLC / Capital Corp. (E)
             9.875%, due 06/01/08                                   30,000
    145,000  Willis Corroon Corp.
             9.000%, due 02/01/09                                  150,800
    100,000  Yell Finance BV (D)
             10.750%, due 08/01/11                                 109,500

                                                                   393,575

             Healthcare Services - 3.88%
     25,000  Alaris Medical Systems, Inc., Series B
             11.625%, due 12/01/06                                  27,813
     85,000  Alliance Imaging, Inc.
             10.375%, due 04/15/11                                  90,738
    125,000  Beverly Enterprises, Inc.
             9.625%, due 04/15/09                                  130,625
    275,000  HCA-Healthcare Co.
             7.875%, due 02/01/11                                  292,473
    275,000  HEALTHSOUTH Corp.
             8.375%, due 10/01/11                                  286,687

CORPORATE NOTES AND BONDS (continued)

             Healthcare Services (continued)
$    35,000  InSight Health Services Corp. (C)
             9.875%, due 11/01/11                          $        36,050
     30,000  Prime Medical Services, Inc.
             8.750%, due 04/01/08                                   27,600
     25,000  Rotech Healthcare, Inc. (C)
             9.500%, due 04/01/12                                   26,125
    225,000  Triad Hospitals, Inc., Series B
             8.750%, due 05/01/09                                  240,187

                                                                 1,158,298

             Industrials - 4.30%
     23,000  Actuant Corp.
             13.000%, due 05/01/09                                  26,249
    110,000  Blount, Inc.
             7.000%, due 06/15/05                                   97,488
     15,000  Blount, Inc.
             13.000%, due 08/01/09                                  10,275
    129,000  Ford Motor Credit Co.
             6.500%, due 01/25/07                                  128,162
    195,000  General Binding Corp.
             9.375%, due 06/01/08                                  168,187
     60,000  Johnsondiversey, Inc. (C)(D)
             9.625%, due 05/15/12                                   60,000
     15,000  Johnsondiversey, Inc. (C)(F)
             9.625%, due 05/15/12                                   13,507
     95,000  Manitowoc Co., Inc. (F)
             10.375%, due 05/15/11                                  90,675
    270,000  Moog, Inc., Series B
             10.000%, due 05/01/06                                 275,400
    270,000  Navistar International Corp., Series B
             9.375%, due 06/01/06                                  283,500
     75,000  Numatics, Inc., Series B
             9.625%, due 04/01/08                                   42,000
    100,000  Ocean Rig ASA (D)
             10.250%, due 06/01/08                                  89,000

                                                                 1,284,443

             Machinery - 2.15%
    150,000  AGCO Corp.
             9.500%, due 05/01/08                                  162,375
    135,000  Columbus McKinnon Corp.
             8.500%, due 04/01/08                                  130,275
    140,000  Joy Global, Inc. (C)
             8.750%, due 03/15/12                                  145,250
     75,000  Terex Corp.
             8.875%, due 04/01/08                                   78,187
    115,000  Terex Corp.
             10.375%, due 04/01/11                                 125,925
    160,000  Thermadyne Holdings Corp. (B)(E)
             12.500%, due 06/01/08                                     800

                                                                   642,812

             Media - 6.42%
    210,000  Acme Communications, Inc., Series B (B)
             10.875%, due 09/30/04                                 214,987
     50,000  Allbritton Communications Co., Series B
             9.750%, due 11/30/07                                   52,625
    155,000  AMFM, Inc.
             8.000%, due 11/01/08                                  160,812

Media (continued)
$   240,000  Cablevision Systems New York Group, Series B
             8.125%, due 08/15/09                          $       235,469
     20,000  Canwest Media, Inc. (D)
             10.625%, due 05/15/11                                  21,650
    210,000  Echostar Broadband Corp.
             10.375%, due 10/01/07                                 225,225
     25,000  Entercom Radio/Capital
             7.625%, due 03/01/14                                   25,063
     50,000  Entravision Communications Corp., Class A (C)
             8.125%, due 03/15/09                                   51,063
     65,000  LIN Television Corp.
             8.000%, due 01/15/08                                   66,138
    130,000  MediaCom Broadband LLC
             11.000%, due 07/15/13                                 138,775
     90,000  MediaCom Capital Co. LLC
             9.500%, due 01/15/13                                   90,450
    140,000  PRIMEDIA, Inc.
             8.875%, due 05/15/11                                  123,200
     95,000  Quebecor Media, Inc. (D)
             11.125%, due 07/15/11                                 100,819
    140,000  Radio One, Inc., Series B
             8.875%, due 07/01/11                                  147,175
    130,000  Sinclair Broadcast Group, Inc., Series A (C)
             8.000%, due 03/15/12                                  131,950
    125,000  Spanish Broadcasting Systems, Inc.
             9.625%, due 11/01/09                                  132,187

                                                                 1,917,588

             Metals and Mining - 4.46%
    150,000  AK Steel Corp.
             9.125%, due 12/15/06                                  156,000
     70,000  AK Steel Corp.
             7.875%, due 02/15/09                                   70,612
     25,000  California Steel Industries, Inc., Series B
             8.500%, due 04/01/09                                   25,250
     85,000  Century Aluminum Co.
             11.750%, due 04/15/08                                  91,375
     85,000  Commonwealth Industries, Inc.
             10.750%, due 10/01/06                                  85,000
     85,000  Compass Minerals Group, Inc. (C)
             10.000%, due 08/15/11                                  90,100
     60,000  Doe Run Resources Corp., Series B (E)
             11.250%, due 03/15/05                                  12,150
    130,000  Earle M. Jorgensen Co., Series B
             9.500%, due 04/01/05                                  125,450
    105,000  Euramax International, Ltd. PLC (D)
             11.250%, due 10/01/06                                 103,425
     75,000  Kaiser Aluminum & Chemical Corp.
             9.875%, due 02/15/49                                   58,500
     70,000  Luscar Coal, Ltd.
             9.750%, due 10/15/11                                   74,375
     50,000  Russel Metals, Inc. (D)
             10.000%, due 06/01/09                                  52,875
     25,000  Ryerson Tull, Inc., Class A
             9.125%, due 07/15/06                                   24,259
     65,000  Steel Dynamics, Inc. (C)
             9.500%, due 03/15/09                                   68,575
    195,000  United States Steel LLC (C)
             10.750%, due 08/01/08                                 201,338

CORPORATE NOTES AND BONDS (continued)

             Metals and Mining (continued)
$   195,000  WCI Steel, Inc., Series B
             10.000%, due 12/01/04                         $        91,650

                                                                 1,330,934

             Printing - 1.86%
     65,000  American Media Operations, Inc. (C)
             10.250%, due 05/01/09                                  68,006
    110,000  Hollinger International Publishing, Inc.
             9.250%, due 03/15/07                                  113,025
     75,000  Mail-Well I Corp. (C)
             9.625%, due 03/15/12                                   75,750
    200,000  Transwestern Publishing Co., Series F
             9.625%, due 11/15/07                                  210,250
     50,000  World Color Press, Inc.
             8.375%, due 11/15/08                                   52,134
     35,000  World Color Press, Inc.
             7.750%, due 02/15/09                                   35,161

                                                                   554,326

             Recreation - 10.99%
    120,000  AMC Entertainment, Inc.
             9.500%, due 02/01/11                                  120,600
     55,000  Ameristar Casinos, Inc.
             10.750%, due 02/15/09                                  61,050
     80,000  Argosy Gaming Co.
             10.750%, due 06/01/09                                  88,500
     55,000  Autotote Corp.
             12.500%, due 08/15/10                                  61,875
    210,000  Aztar Corp.
             8.875%, due 05/15/07                                  218,925
    115,000  Boyd Gaming Corp.
             9.250%, due 08/01/09                                  123,913
    215,000  Coast Hotels and Casinos, Inc.
             9.500%, due 04/01/09                                  227,631
     40,000  Eldorado Resorts LLC
             10.500%, due 08/15/06                                  38,900
        500  Felcor Lodging L.P.
             8.500%, due 06/01/11                                      511
    175,000  HMH Properties, Inc., Series C
             8.450%, due 12/01/08                                  176,750
    125,000  Horseshoe Gaming Holding Corp., Series B
             8.625%, due 05/15/09                                  130,000
    120,000  Isle of Capri Casinos, Inc.
             9.000%, due 03/15/12                                  123,000
     95,000  Mandalay Resort Group
             9.500%, due 08/01/08                                  104,738
     90,000  MGM Mirage, Inc.
             9.750%, due 06/01/07                                   99,225
     95,000  MGM Mirage, Inc.
             8.500%, due 09/15/10                                  101,192
    310,000  MGM Mirage, Inc.
             8.375%, due 02/01/11                                  323,175
    340,000  Park Place Entertainment Corp.
             8.875%, due 09/15/08                                  360,400
     85,000  Park Place Entertainment Corp.
             8.125%, due 05/15/11                                   86,275
    210,000  Pinnacle Entertainment, Inc., Series B
             9.250%, due 02/15/07                                  206,325

Recreation (continued)
$   135,000  Regal Cinemas, Inc. (C)
             9.375%, due 02/01/12                          $       140,062
     40,000  Starwood Hotels & Resorts Worldwide, Inc. (C)
             7.875%, due 05/01/12                                   40,150
     50,000  Station Casinos, Inc.
             8.375%, due 02/15/08                                   51,750
     80,000  Station Casinos, Inc.
             8.875%, due 12/01/08                                   82,600
    185,000  Station Casinos, Inc.
             9.875%, due 07/01/10                                  200,956
    110,000  Vail Resorts, Inc.
             8.750%, due 05/15/09                                  112,475

                                                                 3,280,978

             Retail - 3.53%
    155,000  7-Eleven, Inc.
             5.000%, due 12/15/03                                  147,444
     60,000  Advance Stores Co., Inc.
             10.250%, due 04/15/08                                  63,600
     75,000  Duane Reade, Inc.
             9.250%, due 02/15/08                                   76,125
     75,000  Finlay Fine Jewelry Corp.
             8.375%, due 05/01/08                                   72,750
    150,000  Fleming Companies, Inc.
             10.125%, due 04/01/08                                 157,500
    125,000  Gap, Inc. (C)
             8.800%, due 12/15/08                                  124,017
    115,000  J Crew Operating Corp.
             10.375%, due 10/15/07                                 100,050
     40,000  Jitney-Jungle Stores of America, Inc. (E)
             12.000%, due 03/01/06                                       4
     10,000  Jitney-Jungle Stores of America, Inc. (E)
             10.375%, due 09/15/07                                       1
     75,000  Pathmark Stores, Inc.
             8.750%, due 02/01/12                                   77,906
    230,000  Williams Scotsman, Inc.
             9.875%, due 06/01/07                                  234,025

                                                                 1,053,422

             Schools - 0.40%
    120,000  KinderCare Learning Centers, Inc., Series B
             9.500%, due 02/15/09                                  118,800

             Technology - 2.30%
     35,000  Argo-Tech Corp.
             8.625%, due 10/01/07                                   32,550
     55,000  Completel Europe N.V., Series B (B)(D)(E)
             14.000%, due 02/15/09                                   3,919
     80,000  Fisher Scientific International, Inc.
             9.000%, due 02/01/08                                   83,200
     70,000  Fisher Scientific International, Inc. (C)
             8.125%, due 05/01/12                                   70,525
    105,000  Flextronics International, Ltd. (D)
             9.875%, due 07/01/10                                  113,400
    155,000  K & F Industries, Inc., Series B
             9.250%, due 10/15/07                                  159,650
    115,000  Unisys Corp.
             8.125%, due 06/01/06                                  117,300
    105,000  Unisys Corp.
             7.875%, due 04/01/08                                  104,737

                                                                   685,281

CORPORATE NOTES AND BONDS (continued)

             Telecommunications - 7.31%
$   120,000  Adelphia Communications Corp., Series B
             8.375%, due 02/01/08                          $        95,400
    115,000  Adelphia Communications Corp.
             9.375%, due 11/15/09                                   93,725
     25,000  Avalon Cable Holdings LLC (B)
             11.875%, due 12/01/08                                  20,531
    110,000  Benedek Communications Corp. (B)(E)
             13.250%, due 05/15/06                                 108,900
     35,000  Block Communications, Inc. (C)
             9.250%, due 04/15/09                                   36,400
    100,000  Chancellor Corp., Series B
             8.750%, due 06/15/07                                  104,375
    125,000  COLT Telecom Group PLC (B)(D)
             12.000%, due 12/15/06                                  65,000
     90,000  Crown Castle International Corp.
             10.750%, due 08/01/11                                  82,800
     60,000  Dobson Communications Corp.
             10.875%, due 07/01/10                                  55,800
    255,000  Echostar DBS Corp.
             9.375%, due 02/01/09                                  265,837
     75,000  Energis PLC (D)
             9.750%, due 06/15/09                                    6,750
     55,000  Focal Communications Corp., Series B (B)
             12.125%, due 02/15/08                                   8,800
    100,000  Fox Sports Networks, LLC
             8.875%, due 08/15/07                                  103,500
     10,000  FrontierVision Holdings LP (B)
             11.875%, due 09/15/07                                   9,575
     75,000  FrontierVision Operating Partners LP
             11.000%, due 10/15/06                                  72,750
     36,000  Granite Broadcasting Corp.
             10.375%, due 05/15/05                                  34,380
    175,000  GT Group Telecom, Inc. (B)(D)
             13.250%, due 02/01/10                                   7,000
     90,000  Hyperion Telecommunication, Inc. (E)
             12.000%, due 11/01/07                                   1,800
    135,000  Insight Midwest/Insight Capital, Inc.
             9.750%, due 10/01/09                                  139,050
     85,000  Jazztel PLC (D)
             14.000%, due 04/01/09                                  15,725
    265,000  LIN Holdings Corp. (B)
             10.000%, due 03/01/08                                 245,125
    175,000  Metronet Communications, Inc. (B)(D)
             9.950%, due 06/15/08                                   23,625
    130,000  NTL Communications Corp. (B)
             12.375%, due 10/01/08                                  41,600
    180,000  NTL, Inc. (B)
             9.750%, due 04/01/08                                   62,100
    105,000  Paxson Communications Corp. (C)
             12.250%, due 01/15/06                                  77,963
    110,000  Paxson Communications Corp.
             10.750%, due 07/15/08                                 120,725
    145,000  Tele1 Europe B.V. (D)
             13.000%, due 05/15/09                                  21,750
     30,000  Time Warner Telecom, Inc.
             9.750%, due 07/15/08                                   14,700
     15,000  United Pan-Europe, Series B (D)(E)
             10.875%, due 08/01/09                                   1,950

Telecommunications (continued)
$   115,000  Worldwide Fiber, Inc. (D)(E)
             12.000%, due 08/01/09                         $           288
     55,000  XM Satellite Radio Holdings, Inc.
             14.000%, due 03/15/10                                  40,563
    105,000  Young Broadcasting, Inc., Series B
             8.750%, due 06/15/07                                  105,262
     95,000  Young Broadcasting, Inc. (C)
             8.500%, due 12/15/08                                   98,800

                                                                 2,182,549

             Transportation - 0.64% 170,000 GulfMark Offshore, Inc.
             8.750%, due 06/01/08                                  164,900
     25,000  Petroleum Helicopters, Inc. (C)
             9.375%, due 05/01/09                                   25,750

                                                                   190,650

             Waste Disposal - 2.17%
    190,000  Allied Waste North America, Inc., Series B
             7.625%, due 01/01/06                                  187,625
     70,000  Allied Waste North America, Inc., Series B
             8.875%, due 04/01/08                                   72,275
     55,000  Allied Waste North America, Inc., Series B
             10.000%, due 08/01/09                                  56,513
     25,000  Sanitec International S.A. (F)
             9.000%, due 05/15/12                                   22,511
     72,000  Waste Management, Inc.
             6.875%, due 05/15/09                                   72,886
    230,000  Waste Management, Inc.
             7.375%, due 08/01/10                                  236,485

                                                                   648,295

             Total Corporate Notes and Bonds                    26,849,541
             ( Cost $29,054,759 )

Shares

COMMON STOCKS - 0.04%

             Capital Goods - 0.00%
        277  IKS Corp. *                                                 3

             Communication - 0.00%
        404  Allegiance Telecom, Inc. *                                820
        491  Versatel Telecom International N.V., ADR *                201

                                                                     1,021

             Metals and Mining - 0.03%
      2,979  Metal Management, Inc. *                                9,682

             Telecommunication - 0.01%
      3,750  Completel Europe N.V. *                                 2,325


             Total Common Stocks                                    13,031
             ( Cost $84,055 )

PREFERRED STOCKS - 0.97%

             Finance - 0.40%
      1,200  Fresenius Med Care Capital Trust II, 7.75%         $  120,000

             Media - 0.38%
        607  Cablevision Systems Corp., Series M                    57,058
      1,350  PRIMEDIA, Inc.                                         56,700

                                                                   113,758

             Telecommunications - 0.19%
      1,120  Crown Castle International Corp., 12.75% PIK           57,106

             Total Preferred Stocks                                290,864
             ( Cost $412,165 )

WARRANTS AND RIGHTS - 0.01%

             Communication - 0.00%
        175  GT Group Telecom, Inc. *                                  263
         90  Jazztel PLC (C)*                                          742

                                                                     1,005

             Finance - 0.00%
        150  Ono Finance PLC, Series A (C)*                            300
         45  Ono Finance PLC *                                           6

                                                                       306

             Telecommunications - 0.01%
         55  XM Satellite Radio Holdings, Inc. *                     1,650

             Total Warrants and Rights                               2,961
             ( Cost $9,208 )

CERTIFICATE OF DEPOSIT - 6.97%
$ 2,081,023  State Street Eurodollar                       $     2,081,023

             Total Certificate of Deposit                        2,081,023
             ( Cost $2,081,023 )

TOTAL INVESTMENTS - 98.73%                                      29,472,010
( Cost $31,871,689** )
NET OTHER ASSETS AND LIABILITIES - 1.27%                           378,919

TOTAL NET ASSETS - 100.00%                                 $    29,850,929

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 4.08% of total net assets.
     (E)  In Default.
     (F) Notes and bonds, issued by foreign entities, denominated in their local currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities are 0.42% of total net assets.
     ADR  American Depository Receipt.
     PIK  Payment-In-Kind.
     PLC  Public Limited Company.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                   Appreciation/
Currency      Settlement Date  Local Amount  Face Amount   Value  (Depreciation)

Euro (Buy)      06/18/2002        25,000       $22,450     $22,465  $    15
Euro (Buy)      06/18/2002        15,000        13,485      13,479       (6)
Euro (Sell)     06/18/2002        95,290        83,189      85,629   (2,440)
Pound
Sterling (Buy)  06/18/2002           688           976         998       22
Pound
Sterling (Sell)  06/18/2002          688           993         998       (5)

                                                                    $(2,414)

                 See accompanying Notes to Financial Statements.

              BALANCED FUND-- Portfolio of Investments (Unaudited)

                                                                   Value
   Shares                                                        (Note 2)

COMMON STOCKS - 49.86%

             Consumer Discretionary - 6.33%
     38,500  Carnival Corp.                                $     1,282,435
     39,700  Cox Communications, Inc., Class A *                 1,325,583
     75,900  McDonald's Corp.                                    2,155,560
     37,700  PRIMEDIA, Inc. *                                      103,675
     79,900  Target Corp.                                        3,487,635
     38,000  Tiffany & Co.                                       1,510,500
     12,300  Wal-Mart Stores, Inc.                                 687,078
     43,900  Walt Disney Co.                                     1,017,602

                                                                11,570,068

             Consumer Staples - 4.11%
     49,700  CVS Corp.                                           1,663,956
     32,100  General Mills, Inc.                                 1,414,005
     30,700  Kimberly-Clark Corp.                                1,999,184
     30,400  Safeway, Inc. *                                     1,275,280
     55,000  Sara Lee Corp.                                      1,164,900

                                                                 7,517,325

             Energy - 3.97%
     20,764  BP PLC, ADR                                         1,054,811
     34,600  ExxonMobil Corp.                                    1,389,882
     14,900  Kerr-McGee Corp.                                      891,020
     39,500  Marathon Oil Corp.                                  1,147,870
     22,400  Schlumberger, Ltd.                                  1,226,400
      9,716  Transocean Sedco Forex, Inc.                          344,918
     32,400  Unocal Corp.                                        1,204,956

                                                                 7,259,857

             Financials - 10.02%
     55,000  Allstate Corp.                                      2,185,700
     24,796  Bank of America Corp.                               1,797,214
     31,490  Bank One Corp.                                      1,286,996
     14,000  Chubb Corp.                                         1,073,800
     63,000  Citigroup, Inc.                                     2,727,900
     28,000  Countrywide Credit Industries, Inc.                 1,307,880
     31,200  FleetBoston Financial Corp.                         1,101,360
     18,000  Household International, Inc.                       1,049,220
     27,050  MBIA, Inc.                                          1,458,807
     29,000  Morgan Stanley Dean Witter & Co.                    1,383,880
     35,000  Prudential Financial, Inc. *                        1,123,500
     35,700  Wells Fargo & Co.                                   1,826,055

                                                                18,322,312

             Healthcare - 6.79%
     42,300  Applera Corp.- Applied Biosystems Group               724,176
     12,100  Baxter International, Inc.                            688,490
     50,600  Bristol-Myers Squibb Co.                            1,457,280
     19,400  Genzyme Corp. *                                       794,236
     31,600  GlaxoSmithKline PLC, ADR                            1,518,380
    108,700  IMS Health, Inc.                                    2,240,307
     18,300  MedImmune, Inc. *                                     611,220
     55,202  Pharmacia Corp.                                     2,275,979
     34,200  QLT, Inc. *                                           467,514
     28,600  Wyeth *                                             1,630,200

                                                                12,407,782

             Industrials - 5.21%
     19,000  Delta Air Lines, Inc.                                 526,490
     32,000  Dover Corp.                                         1,192,320
             Industrials (continued)
     17,000  Emerson Electric Co.                          $       907,630
     22,000  FedEx Corp. *                                       1,136,740
     28,000  Honeywell International, Inc.                       1,027,040
     14,500  Illinois Tool Works, Inc.                           1,045,450
     61,000  Pall Corp.                                          1,268,800
     26,000  Textron, Inc.                                       1,278,680
     16,400  United Technologies Corp.                           1,150,788

                                                                 9,533,938

             Information Technology - 8.15%
     26,000  3Com Corp. *                                          150,020
     87,800  ADC Telecommunications, Inc. *                        341,542
     18,440  Agilent Technologies, Inc. *                          554,122
     26,400  Applied Materials, Inc. *                             642,048
     27,600  Celestica, Inc. *                                     764,520
     30,300  Computer Sciences Corp. *                           1,358,955
     47,900  Conexant Systems, Inc. *                              488,580
     37,800  EMC Corp.                                             345,492
     59,300  Gateway, Inc. *                                       324,964
     36,500  Hewlett-Packard Co.                                   624,150
     22,800  International Business Machines Corp.               1,909,728
     74,900  Keane, Inc. *                                       1,171,436
     45,838  Koninklijke (Royal)
             Philips Electronics N.V., ADR                       1,421,436
     28,600  Micron Technology, Inc. *                             677,820
     77,700  Motorola, Inc.                                      1,196,580
     47,423  Palm, Inc. *                                          150,331
     43,300  PeopleSoft, Inc. *                                  1,003,261
     44,200  Texas Instruments, Inc.                             1,367,106
     14,196  VERITAS Software Corp. *                              402,315

                                                                14,894,406

             Materials - 1.25%
     31,000  Dow Chemical Co.                                      985,800
     35,000  Rohm and Haas Co.                                   1,298,850

                                                                 2,284,650

             Telecommunication Services - 2.48%
     23,000  ALLTEL Corp.                                        1,138,500
     56,984  AT&T Corp.                                            747,630
     81,022  AT&T Wireless Services, Inc. *                        725,147
     11,000  SBC Communications, Inc.                              341,660
     34,000  Sprint Corp. (FON Group)                              538,900
     26,020  Verizon Communications                              1,043,662

                                                                 4,535,499

             Utilities - 1.55%
     39,000  Duke Energy Corp.                                   1,494,870
     16,000  El Paso Corp.                                         640,000
     37,000  Williams Cos., Inc.                                   706,700

                                                                 2,841,570

             Total Common Stocks                                91,167,407
             ( Cost $99,581,056 )

ASSET BACKED - 3.82%

             Mortgage Related - 3.82%
$   850,000  ABSC Long Beach Home Equity Trust
             Series 2000-LB1, Class AF5
             8.050%, due 09/21/30                          $       919,348
    900,000  Conseco Finance Securitization Corp.,
             Series 2001-1, Class M1
             7.535%, due 07/01/32                                  921,065
    700,000  Conseco Finance Securitization Corp.,
             Series 2001-4, Class A3
             6.090%, due 09/01/33                                  707,892
    800,000  Duke Weeks Industrial Trust
             Series 2001-DW1, Class A2
             7.151%, due 10/15/10                                  855,899
  1,000,000  Green Tree Home Equity Loan Trust
             Series 1999-A, Class B1
             8.970%, due 11/15/27                                1,033,263
  1,500,000  Oakwood Mortgage Investors, Inc.
             Series 1999-C, Class M2
             8.750%, due 08/15/27                                1,502,344
  1,000,000  Peco Energy Transition Trust
             Series 1999-A, Class A7
             6.130%, due 03/01/09                                1,041,892


             Total Asset Backed                                  6,981,703
             ( Cost $6,812,090 )

COMMERCIAL MORTGAGE BACKED - 3.60%

             Mortgage Related - 3.60%
    900,000  Banc America Large Loan, Inc.
             Series 2001, Class A2 (C)
             6.490%, due 12/13/16                                  918,914
    500,000  Bear Stearns Commercial Mortgage
             Securities, Inc.
             Series 2001-TOP2, Class A2
             6.480%, due 02/15/35                                  517,989
  1,500,000  Morgan Stanley Capital I, Inc.
             Series 1999-CAM1, Class A3
             6.920%, due 03/15/32                                1,595,182
  1,600,000  Morgan Stanley Capital I, Inc.
             Series 2000-LIF2, Class A2
             7.200%, due 10/15/33                                1,724,692
  1,000,000  Residential Asset Securitization Trust
             Series 2002-A1, Class A2
             5.350%, due 09/25/26                                1,014,661
    800,000  Washington Mutual
             Series 2002-AR4, Class A5
             5.598%, due 04/25/32                                  807,750


             Total Commercial Mortgage Backed                    6,579,188
             ( Cost $6,472,695 )

CORPORATE NOTES AND BONDS - 17.60%

             Capital Goods - 0.29%
    500,000  United Technologies Corp.
             6.625%, due 11/15/04                                  531,104

             Chemicals - 0.28%
$   500,000  Dow Chemical Co.
             7.375%, due 11/01/29                          $       511,559

             Consumer Staples - 1.58%
    450,000  Anheuser-Busch Cos., Inc.
             6.500%, due 05/01/42                                  445,995
    500,000  Delhaize America, Inc.
             7.375%, due 04/15/06                                  524,585
    300,000  Kroger Co.
             7.800%, due 08/15/07                                  324,878
    500,000  Procter & Gamble Co.
             6.600%, due 12/15/04                                  532,553
    500,000  Safeway, Inc.
             6.850%, due 09/15/04                                  528,265
    500,000  Walt Disney Co.
             7.300%, due 12/08/05                                  524,915

                                                                 2,881,191

             Energy - 5.55%
    475,000  Allegheny Energy, Inc.
             7.750%, due 08/01/05                                  508,836
    500,000  Anadarko Petroleum Corp.
             5.375%, due 03/01/07                                  495,922
    500,000  Burlington Resources Finance Co.
             5.700%, due 03/01/07                                  499,216
    500,000  Coastal Corp.
             7.500%, due 08/15/06                                  514,439
    600,000  Conoco, Inc.
             5.900%, due 04/15/04                                  620,452
    500,000  Consumers Energy Co., Series A
             6.375%, due 02/01/08                                  496,479
    500,000  DTE Energy Co.
             6.450%, due 06/01/06                                  512,369
    500,000  Energy East Corp.
             8.050%, due 11/15/10                                  526,597
    500,000  FirstEnergy Corp., Series A
             5.500%, due 11/15/06                                  478,567
    650,000  Kinder Morgan, Inc.
             6.650%, due 03/01/05                                  675,250
    750,000  Niagara Mohawk Power Co.
             7.750%, due 05/15/06                                  806,897
    500,000  Occidental Petroleum Corp.
             5.875%, due 01/15/07                                  505,441
    500,000  Phillips Petroleum Co.
             8.500%, due 05/25/05                                  554,284
    350,000  Progress Energy, Inc.
             7.750%, due 03/01/31                                  371,118
    500,000  Sunoco, Inc.
             7.125%, due 03/15/04                                  523,159
    450,000  Texaco Capital, Inc.
             5.700%, due 12/01/08                                  451,877
    700,000  Ultramar Diamond Shamrock Corp.
             8.000%, due 03/15/05                                  755,037
    350,000  Virginia Electric & Power Co., Series A
             5.750%, due 03/31/06                                  353,682
    500,000  Williams Cos., Inc., Series A
             6.750%, due 01/15/06                                  497,374

                                                                10,146,996

CORPORATE NOTE AND BONDS (continued)

             Finance - 3.52%
$   500,000  American General Finance Corp.
             5.750%, due 03/15/07                          $       505,034
    750,000  Bank of America Corp.
             7.625%, due 04/15/05                                  809,446
    500,000  Bear Stearns Cos., Inc.
             5.700%, due 01/15/07                                  497,160
    250,000  CIT Group, Inc.
             5.570%, due 12/08/03                                  243,021
    500,000  CIT Group, Inc.
             7.375%, due 04/02/07                                  488,972
    500,000  First Bank National Association
             7.550%, due 06/15/04                                  534,600
    350,000  General Electric Global Insurance Corp.
             7.000%, due 02/15/26                                  346,670
    500,000  Household Finance Corp.
             6.500%, due 11/15/08                                  499,525
    500,000  MBNA America Bank N.A.
             6.875%, due 07/15/04                                  520,888
    500,000  Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06                                  536,352
    355,000  Royal & Sun Alliance
             Insurance Group PLC (C)(D)
             8.950%, due 10/15/29                                  378,075
    500,000  UBS Preferred Funding Trust
             8.622%, due 10/29/10                                  561,565
    500,000  Washington Mutual Finance
             6.250%, due 05/15/06                                  512,964

                                                                 6,434,272

             Healthcare - 0.28%
    500,000  HCA, Inc.
             7.125%, due 06/01/06                                  517,994

             Industrials - 1.80%
    500,000  Bombardier Capital, Inc. (C)
             6.125%, due 06/29/06                                  496,683
    350,000  Caterpillar Financial Services Corp.
             7.590%, due 12/10/03                                  371,194
    350,000  Ford Motor Credit Co.
             7.600%, due 08/01/05                                  362,862
    500,000  Ford Motor Credit Co.
             6.500%, due 01/25/07                                  496,753
    500,000  General Motors Acceptance Corp.
             6.875%, due 09/15/11                                  500,000
    500,000  International Paper Co.
             8.125%, due 07/08/05                                  542,168
    500,000  Waste Management, Inc.
             7.000%, due 10/01/04                                  514,544

                                                                 3,284,204

             Media - 0.29%
    500,000  Comcast Cable Communications
             8.375%, due 05/01/07                                  534,765

             REITS - 0.58%
    500,000  Avalonbay Communities, Inc.
             6.580%, due 02/15/04                                  518,397
    500,000  EOP Operating LP
             8.100%, due 08/01/10                                  541,521

                                                                 1,059,918

             Technology - 0.20%
$   350,000  Lockheed Martin Corp.
             7.250%, due 05/15/06                          $       372,686

             Telecommunications - 2.41%
    250,000  AOL Time Warner, Inc.
             5.625%, due 05/01/05                                  247,664
    500,000  AOL Time Warner, Inc.
             6.125%, due 04/15/06                                  489,494
    500,000  Bellsouth Capital Funding Corp.
             7.875%, due 02/15/30                                  540,412
    500,000  Cox Communications, Inc., Class A
             6.875%, due 06/15/05                                  511,525
    500,000  Sprint Capital Corp.
             7.125%, due 01/30/06                                  488,981
    500,000  TCI Communications, Inc.
             8.650%, due 09/15/04                                  533,179
    537,000  Telephone & Data Systems, Inc.
             7.000%, due 08/01/06                                  550,689
    350,000  Verizon Global Funding Corp.
             7.750%, due 12/01/30                                  346,119
    500,000  Verizon Wireless, Inc. (C)
             5.375%, due 12/15/06                                  478,236
    500,000  WorldCom, Inc.
             8.250%, due 05/15/31                                  220,000

                                                                 4,406,299

             Transportation - 0.82%
    350,000  Burlington Northern Santa Fe Corp.
             6.375%, due 12/15/05                                  363,372
    500,000  Norfolk Southern Corp.
             7.250%, due 02/15/31                                  508,720
    600,000  Southwest Airlines Co.
             8.750%, due 10/15/03                                  630,949

                                                                 1,503,041

             Total Corporate Notes and Bonds                    32,184,029
             ( Cost $32,091,954 )

MORTGAGE BACKED - 11.94%

             Federal Home Loan Mortgage Corp. - 3.31%
    610,262  7.500%, due 08/15/21 Series 2248 Class D              619,979
  1,532,414  7.000%, due 07/15/27 Series 1974 Class ZA           1,551,040
    254,486  8.000%, due 06/01/30 Pool # C01005                    268,761
    967,136  7.000%, due 03/01/31 Pool # C48131                    998,225
  2,570,583  6.500%, due 01/01/32 Pool # C62333                  2,606,167

                                                                 6,044,172

             Federal National Mortgage Association - 5.58%
    832,687  6.100%, due 04/01/11 Pool # 383475                    855,225
    329,691  6.500%, due 09/01/15 Pool # 547618                    342,047
    782,946  6.000%, due 05/01/16 Pool # 582558                    793,821
  1,279,773  6.000%, due 05/01/21 Pool # 253847                  1,276,736
  1,400,000  6.000%, due 03/25/27 Series 1998-63 Class PG        1,411,733
    276,971  8.000%, due 09/01/29 Pool # 519049                    293,756
  1,300,000  6.500%, due 07/15/30 Series 2351 Class PX           1,324,324
    600,000  6.000%, due 11/01/31 Series 2001-72 Class NC          609,857
  1,367,747  7.000%, due 11/01/31 Pool # 607515                  1,412,165
    887,437  7.000%, due 12/15/31 TBA                              897,975
    997,689  6.000%, due 02/01/32 Pool # 611619                    986,673

                                                                10,204,312

MORTGAGE BACKED (continued)

             Government National Mortgage Association - 3.05%
$   124,322  8.000%, due 10/20/15 Pool # 002995            $       131,312
  1,079,765  6.500%, due 02/20/29 Pool # 2714                    1,093,432
    393,615  7.500%, due 05/20/30 Pool # 2921                      411,489
  1,800,000  6.500%, due 08/16/30 Series 2001-10 Class PD        1,810,334
    410,727  7.500%, due 08/20/30 Pool # 002957                    429,379
    376,621  7.500%, due 09/20/30 Pool # 002972                    393,724
  1,301,166  6.500%, due 04/20/31 Pool # 003068                  1,314,436

                                                                 5,584,106

             Total Mortgage Backed                              21,832,590
             ( Cost $21,552,771 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.61%

             Federal Farm Credit Bank - 0.38%
    700,000  3.875%, due 02/01/05                                  697,819

             Federal Home Loan Bank - 2.43%
    250,000  2.297%, due 08/20/02                                  252,090
  1,350,000  4.125%, due 01/14/05                                1,360,786
  1,000,000  6.875%, due 08/15/05                                1,081,065
  1,000,000  4.875%, due 02/15/07                                  999,172
    750,000  5.490%, due 12/22/08                                  752,886

                                                                 4,445,999

             Federal Home Loan Mortgage Corp. - 1.16%
  1,000,000  3.750%, due 04/15/04                                1,005,500
    750,000  4.125%, due 02/04/05                                  752,688
    350,000  5.375%, due 08/16/06                                  357,363

                                                                 2,115,551

             Federal National Mortgage Association - 0.28%
    500,000  6.250%, due 07/19/11                                  508,303

             U.S. Treasury Bonds - 2.18%
  1,500,000  11.125%, due 08/15/03                               1,660,840
    500,000  9.125%, due 05/15/09                                  556,192
  1,200,000  6.250%, due 05/15/30                                1,288,969
    500,000  5.375%, due 02/15/31                                  484,141

                                                                 3,990,142

             U.S. Treasury Notes - 4.18%
  1,750,000  3.375%, due 04/30/04                                1,754,921
  1,200,000  7.500%, due 02/15/05                                1,320,469
  1,500,000  5.750%, due 11/15/05                                1,582,149
  3,000,000  5.000%, due 02/15/11                                2,983,593

                                                                 7,641,132

             Total U.S. Government and
             Agency Obligations                                 19,398,946
             ( Cost $19,228,214 )

COMMERCIAL PAPER (A) - 0.50%

             Finance - 0.50%
$   905,000  Nestle Capital Corp.
             1.750%, due 05/13/02                          $       904,472

             Total Commercial Paper                                904,472
             ( Cost $904,472 )

    Shares

INVESTMENT COMPANY - 2.70%
  4,939,524  SSgA Prime Money Market Fund                        4,939,524

             Total Investment Company                            4,939,524
             ( Cost $4,939,524 )

TOTAL INVESTMENTS - 100.63%                                    183,987,859
( Cost $191,582,776** )
NET OTHER ASSETS AND LIABILITIES  - (0.63)%                     (1,155,231)

TOTAL NET ASSETS - 100.00%                                 $   182,832,628

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes.
     (A)  Rate noted represents annualized yield at time of purchase.
     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 0.21% of total net assets.
     ADR  American Depository Receipt.
     TBA  To Be Announced.
     PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

          GROWTH AND INCOME FUND-- Portfolio of Investments (Unaudited)
                                                                   Value
   Shares                                                        (Note 2)

COMMON STOCKS - 98.64%

             Consumer Discretionary - 8.22%
    160,400  McDonald's Corp.                              $     4,555,360
    128,300  Target Corp.                                        5,600,295
     28,500  Wal-Mart Stores, Inc.                               1,592,010
    100,700  Walt Disney Co.                                     2,334,226

                                                                14,081,891

             Consumer Staples - 8.24%
     49,100  General Mills, Inc.                                 2,162,855
     65,000  Kimberly-Clark Corp.                                4,232,800
    177,300  Kroger Co. *                                        4,037,121
    174,100  Sara Lee Corp.                                      3,687,438

                                                                14,120,214

             Energy - 7.88%
     53,306  BP PLC, ADR                                         2,707,945
     34,583  ChevronTexaco Corp.                                 2,998,692
     68,300  ExxonMobil Corp.                                    2,743,611
     37,600  Schlumberger, Ltd.                                  2,058,600
     24,052  Transocean Sedco Forex, Inc.                          853,846
     57,400  Unocal Corp.                                        2,134,706

                                                                13,497,400

             Financials - 25.27%
    157,000  Allstate Corp.                                      6,239,180
     44,992  Bank of America Corp.                               3,261,020
     75,670  Bank One Corp.                                      3,092,633
    124,966  Citigroup, Inc.                                     5,411,028
     93,800  Countrywide Credit Industries, Inc.                 4,381,398
     59,500  FleetBoston Financial Corp.                         2,100,350
     62,000  Household International, Inc.                       3,613,980
     78,000  Morgan Stanley Dean Witter & Co.                    3,722,160
    125,000  Prudential Financial, Inc. *                        4,012,500
     53,600  SunTrust Banks, Inc.                                3,643,728
    100,300  Wachovia Corp.                                      3,815,412

                                                                43,293,389

             Healthcare - 9.55%
     25,600  Baxter International, Inc.                          1,456,640
     98,000  Bristol-Myers Squibb Co.                            2,822,400
     63,300  GlaxoSmithKline PLC, ADR                            3,041,565
     66,200  Guidant Corp. *                                     2,489,120
     54,000  Merck & Co., Inc.                                   2,934,360
     63,500  Wyeth *                                             3,619,500

                                                                16,363,585

             Industrials - 10.82%
     34,000  Burlington Northern Santa Fe Corp.                    934,660
     37,000  Delta Air Lines, Inc.                               1,025,270
     65,000  Emerson Electric Co.                                3,470,350
    133,000  Honeywell International, Inc.                       4,878,440
     93,000  Textron, Inc.                                       4,573,740
     30,700  United Technologies Corp.                           2,154,219
     56,900  Waste Management, Inc.                              1,498,746

                                                                18,535,425

             Information Technology - 15.58%
     36,916  Agilent Technologies, Inc. *                  $     1,109,326
     58,000  Applied Materials, Inc. *                           1,410,560
     61,800  Automatic Data Processing, Inc.                     3,141,912
    114,500  Compaq Computer Corp.                               1,162,175
     82,900  Computer Associates International, Inc.             1,541,940
     64,200  Computer Sciences Corp. *                           2,879,370
     82,300  EMC Corp.                                             752,222
     63,100  Hewlett-Packard Co.                                 1,079,010
     64,300  Intel Corp.                                         1,839,623
     49,900  International Business Machines Corp.               4,179,624
     78,791  Koninklijke (Royal) Philips
             Electronics N.V., ADR                               2,443,309
    166,700  Motorola, Inc.                                      2,567,180
    122,400  Nortel Networks Corp.                                 416,160
     70,600  Texas Instruments, Inc.                             2,183,658

                                                                26,706,069

             Materials - 3.89%
     34,000  Bowater, Inc.                                       1,621,120
     72,000  Dow Chemical Co.                                    2,289,600
     62,000  E.I. du Pont de Nemours & Co.                       2,759,000

                                                                 6,669,720

             Telecommunication Services - 5.60%
     51,000  ALLTEL Corp.                                        2,524,500
    131,968  AT&T Corp.                                          1,731,420
     52,000  SBC Communications, Inc.                            1,615,120
    114,000  Sprint Corp. (FON Group)                            1,806,900
     48,020  Verizon Communications                              1,926,082

                                                                 9,604,022

             Utilities - 3.59%
    107,000  Duke Energy Corp.                                   4,101,310
    107,000  Williams Cos., Inc.                                 2,043,700

                                                                 6,145,010

             Total Common Stocks                               169,016,725
             ( Cost $183,498,128 )

INVESTMENT COMPANY - 1.40%
  2,404,846  SSgA Prime Money Market Fund                        2,404,846

             Total Investment Company                            2,404,846
             ( Cost $2,404,846 )
TOTAL INVESTMENTS - 100.04%                                    171,421,571
( Cost $185,902,974** )
NET OTHER ASSETS AND LIABILITIES - (0.04)%                         (65,884)

TOTAL NET ASSETS  - 100.00%                                $   171,355,687

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes.
     ADR  American Depository Receipt.
     PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

        CAPITAL APPRECIATION FUND-- Portfolio of Investments (Unaudited)

                                                                    Value
   Shares                                                        (Note 2)

COMMON STOCKS - 97.49%

             Consumer Discretionary - 10.39%
     44,450  Brinker International, Inc. *                 $     1,530,858
     92,100  Carnival Corp.                                      3,067,851
    133,900  Cox Communications, Inc., Class A *                 4,470,921
    348,600  Liberty Media Corp., Class A *                      3,730,020
    117,700  PRIMEDIA, Inc. *                                      323,675
     76,600  Tiffany & Co.                                       3,044,850

                                                                16,168,175

             Consumer Staples - 5.35%
    118,400  CVS Corp.                                           3,964,032
    103,900  Safeway, Inc. *                                     4,358,605

                                                                 8,322,637

             Energy - 8.86%
     97,000  Grant Prideco, Inc. *                               1,552,000
     41,500  Kerr-McGee Corp.                                    2,481,700
    104,300  Marathon Oil Corp.                                  3,030,958
     44,700  Phillips Petroleum Co.                              2,673,507
     81,200  Weatherford International, Inc. *                   4,049,444

                                                                13,787,609

             Financials - 16.51%
    105,000  ACE, Ltd.                                           4,569,600
     25,400  Chubb Corp.                                         1,948,180
     78,000  Freddie Mac                                         5,097,300
     71,000  MBIA, Inc.                                          3,829,030
     52,600  The Bank of New York Co., Inc.                      1,924,634
    131,200  U.S. Bancorp                                        3,109,440
     65,400  Wells Fargo & Co.                                   3,345,210
     34,700  Zions Bancorp.                                      1,876,576

                                                                25,699,970

             Healthcare - 18.39%
    121,300  Applera Corp.- Applied Biosystems Group             2,076,656
    164,600  Boston Scientific Corp. *                           4,101,832
    106,700  Elan Corp. PLC, ADR *                               1,267,596
     57,500  Genzyme Corp. *                                     2,354,050
    291,300  HEALTHSOUTH Corp. *                                 4,398,630
    219,800  IMS Health, Inc.                                    4,530,078
     41,700  MedImmune, Inc. *                                   1,392,780
    113,213  Pharmacia Corp.                                     4,667,772
     78,900  QLT, Inc. *                                         1,078,563
    101,000  Schering-Plough Corp.                               2,757,300

                                                                28,625,257

             Industrials - 11.11%
    240,000  Allied Waste Industries, Inc. *                     2,913,600
    113,000  Dover Corp.                                         4,210,380
     47,700  FedEx Corp. *                                       2,464,659
     60,000  Illinois Tool Works, Inc.                           4,326,000
    162,600  Pall Corp.                                          3,382,080

                                                                17,296,719

             Information Technology - 16.67%
     52,700  3Com Corp. *                                  $       304,079
    196,200  ADC Telecommunications, Inc. *                        763,218
     81,300  Altera Corp. *                                      1,671,528
    239,000  Autodesk, Inc.                                      4,395,210
    145,000  Cadence Design Systems, Inc. *                      2,969,600
     52,900  Celestica, Inc. *                                   1,465,330
    144,800  Conexant Systems, Inc. *                            1,476,960
    110,700  EMC Corp.                                           1,011,798
    152,000  Gateway, Inc. *                                       832,960
    165,200  Keane, Inc. *                                       2,583,728
     26,400  KLA-Tencor Corp. *                                  1,556,808
     81,400  Micron Technology, Inc. *                           1,929,180
    136,300  PeopleSoft, Inc. *                                  3,158,071
    102,960  Sanmina Corp. *                                     1,070,784
     26,328  VERITAS Software Corp. *                              746,135

                                                                25,935,389

             Materials - 3.04%
     41,700  Praxair, Inc.                                       2,381,070
     63,200  Rohm and Haas Co.                                   2,345,352

                                                                 4,726,422

             Telecommunication Services - 4.05%
    165,900  AT&T Wireless Services, Inc. *                      1,484,805
     23,000  BellSouth Corp.                                       698,050
     96,000  CenturyTel, Inc.                                    2,659,200
    130,700  Sprint Corp. (PCS Group) *                          1,465,147

                                                                 6,307,202

             Utilities - 3.12%
     80,500  El Paso Corp.                                       3,220,000
    135,100  Mirant Corp. *                                      1,632,008

                                                                 4,852,008

             Total Common Stocks                               151,721,388
             ( Cost $164,869,170 )

INVESTMENT COMPANY - 4.88%
  7,590,931  SSgA Prime Money Market Fund                        7,590,931

             Total Investment Company                            7,590,931
             ( Cost $7,590,931 )
TOTAL INVESTMENTS - 102.37%                                    159,312,319
( Cost $172,460,101** )
NET OTHER ASSETS AND LIABILITIES - (2.37)%                      (3,690,978)

TOTAL NET ASSETS - 100.00%                                 $   155,621,341

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes.
     ADR  American Depository Receipt.
     PLC  Public Limited Company.


                 See accompanying Notes to Financial Statements.

               MID-CAP FUND-- Portfolio of Investments (Unaudited)

                                                                    Value
   Shares                                                         (Note 2)

COMMON STOCKS - 96.17%

             Consumer Discretionary - 13.66%
     24,500  Adelphia Communications Corp., Class A        $       147,490
      2,550  Applebee's International, Inc.                         99,552
     26,200  Belo Corp., Class A                                   612,032
      1,800  CEC Entertainment, Inc. *                              83,160
     33,500  Charter Communications, Inc., Class A *               274,365
     18,300  Ethan Allen Interiors, Inc.                           754,143
      7,100  Guitar Center, Inc. *                                 140,154
      5,949  Hibbett Sporting Goods, Inc. *                        156,756
      2,200  Hughes Supply, Inc.                                    91,784
     10,100  Interpublic Group of Companies, Inc.                  311,888
      4,500  J. Jill Group, Inc. *                                 141,930
      4,400  Lancaster Colony Corp.                                169,400
      8,000  Linens 'N Things, Inc. *                              277,600
      3,200  O'Reilly Automotive, Inc. *                           103,648
      7,700  Outback Steakhouse, Inc. *                            270,039
     12,300  RadioShack Corp.                                      383,760
     15,000  The Talbots, Inc.                                     516,000
     27,100  Toys       Us, Inc. *                                 468,017
      2,200  Tractor Supply Co. *                                  121,330
      7,500  Wilsons The Leather Experts, Inc. *                   104,850

                                                                 5,227,898

             Consumer Staples - 3.37%
     33,100  Hain Celestial Group, Inc. *                          606,723
     12,400  McCormick & Co., Inc.                                 317,936
      4,500  Riviana Foods, Inc.                                   106,605
      3,600  Sensient Technologies Corp.                            89,964
      4,000  Universal Corp.                                       170,040

                                                                 1,291,268

             Energy - 5.10%
     12,300  BJ Services Co. *                                     451,902
      2,600  CARBO Ceramics, Inc.                                   97,968
     15,200  ENSCO International, Inc.                             513,152
      3,000  Patina Oil & Gas Corp.                                108,600
     37,000  Petroleum Geo-Services ASA (PGS), ADR *               233,100
      6,000  Smith International, Inc. *                           420,300
      5,200  St. Mary Land & Exploration Co.                       125,788

                                                                 1,950,810

             Financials - 19.48%
      3,400  AMB Property Corp.                                     95,336
     11,000  AMBAC Financial Group, Inc.                           691,460
      2,300  American Capital Strategies, Ltd.                      73,761
      2,300  American Financial Holdings, Inc.                      67,827
      6,900  Annuity and Life Re (Holdings), Ltd.                  130,962
      7,600  Apex Mortgage Capital, Inc.                            93,860
      2,600  Arden Realty, Inc.                                     73,190
     12,540  Associated Banc-Corp.                                 469,748
      4,590  Bank of Bermuda, Ltd.                                 227,182
      4,800  Bank of Hawaii                                        136,704
     11,000  Bear Stearns Co., Inc.                                681,340
     12,100  Compass Bancshares, Inc.                              432,817
      1,800  Delphi Financial Group, Inc., Class A                  77,400
      2,400  Financial Federal Corp. *                              84,408
     12,200  First Tennessee National Corp.                        471,652

Financials (continued)
      3,900  Getty Realty Corp.                            $        73,515
     18,300  Hibernia Corp., Class A                               365,085
      4,100  IPC Holdings, Ltd.                                    139,810
      3,400  Liberty Property Trust                                108,630
      6,900  Marshall & Ilsley Corp.                               439,185
      5,700  MGIC Investment Corp.                                 406,752
      3,800  Mid-Atlantic Realty Trust                              60,800
     13,000  Principal Financial Group, Inc. *                     361,400
     12,000  Protective Life Corp.                                 382,320
      8,000  Radian Group, Inc.                                    415,200
      5,000  RAIT Investment Trust                                 103,350
      3,800  Reckson Assoc. Realty Corp.                            92,720
      4,800  Reinsurance Group of America, Inc.                    155,040
      1,700  Rouse Co.                                              55,012
      6,400  Sky Financial Group, Inc.                             149,248
      5,200  TCF Financial Corp.                                   270,660
      8,700  Universal American Financial Corp. *                   66,642

                                                                 7,453,016

             Healthcare - 8.32%
      2,200  AMERIGROUP Corp. *                                     67,210
     18,200  Apogent Technologies, Inc. *                          422,240
      7,700  Biogen, Inc. *                                        334,719
      8,700  Celgene Corp. *                                       172,086
      2,100  CorVel Corp. *                                         69,573
     17,000  ICN Pharmaceuticals, Inc.                             470,220
     14,100  IDEXX Laboratories, Inc. *                            401,568
      2,500  MAXIMUS, Inc. *                                        77,500
      3,000  Ocular Sciences, Inc. *                                89,850
     26,200  Omnicare, Inc.                                        700,588
      3,500  Orthodontic Centers of America, Inc. *                 93,275
      1,400  Orthofix International N.V. *                          52,080
      4,000  PolyMedica Corp. *                                    155,840
      3,100  Young Innovations, Inc. *                              75,513

                                                                 3,182,262

             Industrials - 15.34%
     17,000  Airborne, Inc.                                        352,580
      2,400  Albany International Corp., Class A                    60,432
     10,000  Avery Dennison Corp.                                  640,500
      2,900  Carlisle Cos., Inc.                                   117,421
      2,000  Curtiss-Wright Corp., Class B                         150,600
      6,500  Eaton Corp.                                           549,965
      4,450  Genesee & Wyoming, Inc., Class A *                     97,277
      5,500  Granite Construction, Inc.                            127,105
     13,000  Ingersoll-Rand Co., Class A                           649,350
      6,200  Kadant, Inc. *                                         98,580
     22,000  Manpower, Inc.                                        885,500
     13,000  Parker-Hannifin Corp.                                 649,350
      5,700  Quixote Corp.                                         110,865
     35,000  Republic Services, Inc., Class A *                    693,000
      2,000  Simpson Manufacturing Co., Inc. *                     131,400
      1,300  Teleflex, Inc.                                         73,463
      5,400  Trex Co., Inc. *                                      152,280
      4,600  United Stationers, Inc. *                             179,446
      2,900  USFreightways Corp.                                    97,005
      3,100  Werner Enterprises, Inc.                               55,025

                                                                 5,871,144
COMMON STOCKS (continued)

             Information Technology - 14.71%
     20,200  Andrew Corp. *                                $       335,118
      4,600  ANSYS, Inc. *                                         117,300
     15,100  Arrow Electronics, Inc. *                             398,640
     40,300  Atmel Corp. *                                         362,700
     13,700  ATMI, Inc. *                                          417,850
     24,200  Axcelis Technologies, Inc. *                          348,480
      1,800  Black Box Corp. *                                      84,222
     11,100  Cable Design Technologies Corp. *                     139,527
     11,300  Convergys Corp. *                                     312,671
        500  Handspring, Inc. *                                      1,300
      1,900  Investment Technology Group, Inc. *                    87,400
     21,400  LSI Logic Corp. *                                     274,990
      9,100  Maxtor Corp. *                                         63,063
     17,000  McDATA Corp., Class B *                               118,150
      5,700  Molex, Inc.                                           191,634
      6,300  Pericom Semiconductor Corp. *                          89,901
     23,600  Quantum Corp. - DLT & Storage Systems *               173,460
     14,400  Storage Technology Corp. *                            296,352
      8,300  StorageNetworks, Inc. *                                24,145
      9,800  SunGard Data Systems, Inc. *                          291,648
      7,300  Synopsys, Inc. *                                      329,303
      3,200  Technitrol, Inc.                                       81,280
      9,900  Teradyne, Inc. *                                      326,205
     10,800  The Reynolds and Reynolds Co., Class A                312,768
      9,700  Varian Semiconductor Equipment, Inc. *                453,184

                                                                 5,631,291

             Materials - 7.21%
     48,000  Abitibi-Consolidated, Inc.                            432,000
      7,300  Air Products & Chemicals, Inc.                        350,765
        200  Florida Rock Industries, Inc.                           7,996
      7,700  Freeport-McMoRan Copper &
Gold, Inc., Class B *                                              136,752
      1,300  Liqui-Box Corp.                                        86,905
     16,000  Martin Marietta Materials, Inc.                       623,360
     26,010  MeadWestvaco Corp.                                    763,654
      5,800  Sigma-Aldrich Corp.                                   274,804
      4,700  Stillwater Mining Co. *                                82,485

                                                                 2,758,721

             Telecommunication Services - 1.35%
      6,000  Telephone & Data Systems, Inc.                        516,000

             Utilities - 7.63%
     13,000  Alliant Energy Corp.                                  367,250
     23,000  Aquila, Inc.                                          368,920
     19,000  Cleco Corp.                                           470,820
     13,000  Constellation Energy Group                            414,960
      1,200  MDU Resources Group, Inc.                              34,956
      3,700  Peoples Energy Corp.                                  144,300
      2,800  PNM Resources, Inc.                                    81,200
     12,000  PPL Corp.                                             457,320
      4,900  Questar Corp.                                         136,710
      2,900  WGL Holdings, Inc.                                     78,590
     14,000  Wisconsin Energy Corp.                                364,000

                                                                 2,919,026

             Total Common Stocks                                36,801,436
             ( Cost $34,205,566 )

CONVERTIBLE BONDS - 0.03%

             Basic Materials - 0.03%
$     8,000  Freeport-McMoRan Copper & Gold, Inc. (C)
             8.250%, due 01/31/06                          $        11,840

             Total Convertible Bonds                                11,840
             ( Cost $8,000 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.65%
    250,000  Federal Home Loan Mortgage Corp.
             1.820%, due 07/19/02                                  249,002

             Total U.S. Government and Agency Obligations          249,002
             ( Cost $249,002 )

CERTIFICATE OF DEPOSIT - 0.52%
    200,000  State Street Eurodollar                               200,000

             Total Certificate of Deposit                          200,000
             ( Cost $200,000 )

     Shares
INVESTMENT COMPANY - 4.65%
  1,778,702  SSgA Prime Money Market Fund                        1,778,702

             Total Investment Company                            1,778,702
             ( Cost $1,778,702 )
TOTAL INVESTMENTS  - 102.02%                                    39,040,980
( Cost $36,441,270** )
NET OTHER ASSETS AND LIABILITIES  - (2.02)%                       (772,858)

TOTAL NET ASSETS  - 100.00%                                $    38,268,122

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was.
     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     ADR  American Depository Receipt.

                 See accompanying Notes to Financial Statements.

           EMERGING GROWTH FUND-- Portfolio of Investments (Unaudited)
                                                                    Value
   Shares                                                         (Note 2)

COMMON STOCKS - 91.98%

             Communication Services - 1.85%
        220  CSG Systems International, Inc. *             $         5,768
        540  E.W. Scripps Co., Class A                              43,033
        830  Emmis Communications Corp., Class A *                  24,128
      1,340  Hearst-Argyle Television, Inc. *                       36,287
      1,250  Hispanic Broadcasting Corp. *                          33,525
        140  Lee Enterprises, Inc.                                   5,495
      1,300  Macrovision Corp. *                                    28,899
        400  McClatchy Co., Class A                                 23,916
      1,300  New York Times Co., Class A                            60,528
      1,400  Tribune Co.                                            61,838
        600  Univision Communications, Inc., Class A *              23,976
      3,359  Vodafone Group, PLC, ADR                               54,416

                                                                   401,809

             Consumer Discretionary - 10.08%
      2,890  Barnes & Noble, Inc. *                                 87,336
      1,910  BJ's Wholesale Club, Inc. *                            85,243
      3,500  Brinker International, Inc. *                         120,540
      1,300  CEC Entertainment, Inc. *                              60,060
     11,030  Cendant Corp. *                                       198,430
      9,998  Charter Communications, Inc., Class A *                81,884
        400  Cost Plus, Inc. *                                      11,780
      2,690  Costco Wholesale Corp. *                              108,138
      1,620  Dollar Tree Stores, Inc. *                             61,787
      2,810  Family Dollar Stores, Inc.                             97,226
      2,635  Home Depot, Inc.                                      122,185
      2,010  Iron Mountain, Inc. *                                  61,908
        380  Kohl's Corp. *                                         28,006
      3,521  Lowe's Cos., Inc.                                     148,903
      1,170  McGraw Hill Cos., Inc.                                 74,868
      2,270  NIKE, Inc., Class B                                   121,059
      2,200  Outback Steakhouse, Inc. *                             77,154
      2,300  Reed International PLC                                 22,513
      3,220  Robert Half International, Inc. *                      84,557
        450  Sears, Roebuck & Co.                                   23,738
      6,140  Target Corp.                                          268,011
      1,000  The Talbots, Inc.                                      34,400
      1,270  Tiffany & Co.                                          50,482
      2,400  Walgreen Co.                                           90,648
      1,100  Walt Disney Co.                                        25,498
        700  Williams-Sonoma, Inc. *                                40,327

                                                                 2,186,681

             Consumer Services - 1.23%
      1,800  Apollo Group, Inc., Class A *                          69,012
      2,460  ARAMARK Corp., Class B *                               68,142
      2,770  Sabre Holdings Corp. *                                128,805
         10  Weight Watchers International, Inc. *                     378

                                                                   266,337

             Consumer Staples - 1.85%
      1,550  CVS Corp.                                              51,894
        300  General Motors Corp., Class H *                         4,494
      2,010  Gillette Co.                                           71,315
        300  Jack in the Box, Inc. *                                 9,579
        300  Kellogg Co.                                            10,776
        630  Kimberly-Clark Corp.                                   41,026

Consumer Staples (continued)
      4,318  Kroger Co. *                                  $        98,321
        250  Panera Bread Co., Class A *                            16,767
        600  Philip Morris Cos., Inc.                               32,658
        550  Sonic Corp. *                                          16,120
      2,110  Starbucks Corp. *                                      48,150

                                                                   401,100

             Consumer Non-Durables - 0.73%
      9,430  American Tower Corp., Class A *                        47,056
        800  Meredith Corp.                                         34,256
      2,030  Starwood Hotels & Resorts Worldwide, Inc.              76,734

                                                                   158,046

             Energy - 0.91%
      1,290  Anadarko Petroleum Corp.                               69,428
      2,100  Baker Hughes, Inc.                                     79,128
        890  Cooper Cameron Corp. *                                 48,807

                                                                   197,363

             Financials - 5.28%
      5,650  ACE, Ltd.                                             245,888
      1,460  American Express Co.                                   59,874
        630  Chubb Corp.                                            48,321
      4,755  Citigroup, Inc.                                       205,891
      4,445  Freddie Mac                                           290,481
      1,100  Household International, Inc.                          64,119
      2,950  Instinet Group, Inc. *                                 20,594
      2,955  Merrill Lynch & Co., Inc.                             123,933
        780  Morgan Stanley Dean Witter & Co.                       37,222
        250  Principal Financial Group, Inc. *                       6,950
      1,500  SouthTrust Corp.                                       40,020

                                                                 1,143,293

             Financial Services - 8.92%
      3,708  American International Group, Inc.                    256,297
        200  Arthur J. Gallagher & Co.                               7,220
      8,250  BISYS Group, Inc. *                                   282,150
      1,680  Capital One Financial Corp.                           100,615
        800  Comerica, Inc.                                         50,280
      3,675  Fiserv, Inc. *                                        163,391
      3,258  Goldman Sachs Group, Inc.                             256,567
      1,330  Hartford Financial Services Group, Inc.                92,169
      2,710  Mellon Financial Corp.                                102,330
      2,740  MetLife, Inc.                                          93,544
      1,100  National Commerce Financial Corp.                      30,789
        930  SAFECO Corp.                                           31,062
      3,836  St. Paul Cos., Inc.                                   191,071
      2,200  Travelers Property Casualty Corp., Class A *           40,898
      1,068  UnumProvident Corp.                                    30,160
        650  Willis Group Holdings, Ltd. *                          19,013
      1,970  XL Capital, Ltd.                                      185,869

                                                                 1,933,425

             Healthcare - 17.95%
      1,960  Abbott Laboratories                                   105,742
        230  Alkermes, Inc. *                                        4,632
      1,186  Allergan, Inc.                                         78,169
        420  Amgen, Inc. *                                          22,210

COMMON STOCKS (continued)

             Healthcare (continued)
      1,200  Anthem, Inc. *                                $        81,840
      1,557  Applera Corp.- Applied Biosystems Group                26,656
      1,050  Aventis S.A.                                           74,551
        310  Barr Laboratories, Inc. *                              20,662
      2,500  Baxter International, Inc.                            142,250
      3,948  Biovail Corp. *                                       149,116
      1,420  Cardinal Health, Inc.                                  98,335
      5,680  Caremark Rx, Inc. *                                   122,120
      3,475  Cytyc Corp. *                                          54,586
      2,690  Eli Lilly & Co.                                       177,675
      3,610  Express Scripts, Inc., Class A *                      228,188
      2,970  Genentech, Inc. *                                     105,435
      7,295  Genzyme Corp. *                                       298,657
      7,910  HEALTHSOUTH Corp. *                                   119,441
     11,980  IMS Health, Inc.                                      246,908
      2,210  IVAX Corp. *                                           26,078
      2,224  Laboratory Corporation of America Holdings *          220,621
      3,690  Lincare Holdings, Inc. *                              116,161
        710  MedImmune, Inc. *                                      23,714
      2,280  Mylan Laboratories, Inc.                               60,374
      8,663  Pfizer, Inc.                                          314,900
      2,305  Sanofi-Synthelabo SA                                  147,467
      2,025  Shire Pharmaceuticals Group PLC, ADR *                 44,955
      2,100  Tenet Healthcare Corp. *                              154,077
      1,525  Teva Pharmaceutical Industries, Ltd., ADR              85,415
      2,520  UnitedHealth Group, Inc.                              221,281
        500  WellPoint Health Networks, Inc. *                      37,540
      4,930  Wyeth *                                               281,010

                                                                 3,890,766

             Industrials - 4.23%
        920  3M Co.                                                115,736
      1,790  Danaher Corp.                                         128,128
      1,100  General Electric Co.                                   34,705
      5,605  Harley-Davidson, Inc.                                 297,009
        400  KB HOME                                                19,940
        100  Manpower, Inc.                                          4,025
        700  Northrop Grumman Corp.                                 84,462
     10,001  Tyco International, Ltd.                              184,519
        100  United Defense Industries, Inc. *                       2,720
        770  United Parcel Service, Inc., Class B                   46,231

                                                                   917,475

             Information Technology - 30.53%
      1,020  Adobe Systems, Inc.                                    40,759
        830  Advanced Fibre Communications, Inc. *                  14,724
      5,330  Affiliated Computer Services, Inc., Class A *         288,193
      2,800  Agere Systems Inc., Class A *                          11,872
        590  Alpha Industries, Inc. *                                7,228
      3,240  Altera Corp. *                                         66,614
      6,380  Amdocs, Ltd. *                                        138,637
      8,855  Analog Devices, Inc. *                                327,281
      1,190  ASM International N.V. *                               27,370
      2,000  ASML Holding N.V. *                                    44,660
      3,675  Automatic Data Processing, Inc.                       186,837
      3,280  BEA Systems, Inc. *                                    35,162
      7,500  Brocade Communications Systems, Inc. *                191,925

Information Technology (continued)
      3,210  Cadence Design Systems, Inc. *                $        65,741
        366  Celestica, Inc. *                                      10,138
        800  Check Point Software Technologies, Ltd. *              14,520
        130  CheckFree Corp. *                                       2,647
        600  Cirrus Logic, Inc. *                                    7,290
     21,930  Cisco Systems, Inc. *                                 321,274
      4,730  Citrix Systems, Inc. *                                 54,868
      7,045  Clear Channel Communications, Inc. *                  330,763
      3,440  Compaq Computer Corp.                                  34,916
      3,278  Comverse Technology, Inc. *                            39,434
     11,670  Concord EFS, Inc. *                                   369,051
        630  Cymer, Inc. *                                          29,780
      8,050  Dell Computer Corp. *                                 212,037
      2,960  DST Systems, Inc. *                                   146,283
        300  Elantec Semiconductor, Inc. *                          12,402
      2,100  EMC Corp.                                              19,194
        700  Emulex Corp. *                                         20,293
      1,200  ESS Technology, Inc.                                   19,164
      4,380  First Data Corp.                                      348,166
        970  Flextronics International, Ltd. *                      13,435
      5,855  Fox Entertainment Group, Inc., Class A *              138,178
      5,440  GlobespanVirata, Inc. *                                32,096
        600  International Game Technology *                        37,770
      4,810  Intersil Corp., Class A *                             129,148
      1,900  Jack Henry & Associates, Inc.                          44,232
        420  KLA-Tencor Corp. *                                     24,767
        200  L-3 Communications Holdings, Inc. *                    25,556
      1,300  Legato Systems, Inc. *                                  8,970
      4,140  Lexmark International, Inc. *                         247,489
      4,620  Linear Technology Corp.                               179,533
      1,000  LTX Corp. *                                            21,210
      1,140  Maxim Integrated Products, Inc. *                      56,772
      2,490  McDATA Corp., Class A *                                16,907
        810  Micrel, Inc. *                                         17,780
        740  Network Associates, Inc. *                             13,135
      2,261  Novellus Systems, Inc. *                              107,171
     24,215  Oracle Corp. *                                        243,119
        720  Palm, Inc. *                                            2,282
      6,780  PeopleSoft, Inc. *                                    157,093
      7,290  Peregrine Systems, Inc. *                              49,937
      3,265  QLogic Corp. *                                        149,243
      2,115  QUALCOMM, Inc. *                                       63,788
      2,210  Quest Software, Inc. *                                 28,730
     11,170  Rational Software Corp. *                             162,747
        770  Retek, Inc. *                                          18,171
        520  Siebel Systems, Inc. *                                 12,579
      7,130  STMicroelectronics N.V.                               219,533
      1,810  StorageNetworks, Inc. *                                 5,265
      8,250  SunGard Data Systems, Inc. *                          245,520
      5,100  Taiwan Semiconductor Manufacturing Co., Ltd., ADR      90,270
      1,810  Tekelec, Inc. *                                        19,150
      3,580  Tektronix, Inc. *                                      78,760
      2,950  Texas Instruments, Inc.                                91,244
      5,641  VeriSign, Inc. *                                       52,179
      8,949  VERITAS Software Corp. *                              253,615
      2,525  Xilinx, Inc. *                                         95,344
      3,090  Zarlink Semiconductor, Inc. *                          26,574

                                                                 6,618,515
COMMON STOCKS (continued)

             Materials - 1.05%
        600  Air Products & Chemicals, Inc.                $        28,830
      1,300  Praxair, Inc.                                          74,230
      2,970  International Paper Co.                               123,047

                                                                   226,107

             Telecommunications - 5.56%
      1,620  AOL Time Warner, Inc. *                                30,812
      7,100  Crown Castle International Corp. *                     51,830
     13,130  EchoStar Communications Corp., Class A *              357,136
      1,508  Entercom Communications Corp. *                        78,793
      7,460  Nokia Oyj, ADR                                        121,300
        930  Tandberg ASA *                                         11,231
     10,990  Viacom, Inc., Class B *                               517,629
      1,050  Westwood One, Inc. *                                   37,800

                                                                 1,206,531

             Telecommunication Services - 0.36%
      4,720  AT&T Wireless Services, Inc. *                         42,244
      3,270  Sprint Corp. (PCS Group) *                             36,657

                                                                    78,901

             Utilities - 1.45%
      6,037  Dynegy, Inc., Class A                                 108,666
      5,166  El Paso Corp.                                         206,640

                                                                   315,306

             Total Common Stocks                                19,941,655
             ( Cost $20,631,633 )

PREFERRED STOCKS - 0.12%
             Healthcare - 0.12%
        600  Fresenius Medical Care AG                     $        26,202

             Total Preferred Stocks                                 26,202
             ( Cost $27,410 )

Par Value

CERTIFICATE OF DEPOSIT - 7.97%
  1,728,182  State Street Eurodollar                             1,728,182

             Total Certificate of Deposit                        1,728,182
             ( Cost $1,728,182 )
TOTAL INVESTMENTS - 100.07%                                     21,696,039
( Cost $22,387,225** )
NET OTHER ASSETS AND LIABILITIES - (0.07)%                         (14,867)

TOTAL NET ASSETS - 100.00%                                 $    21,681,172

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes.
     ADR  American Depository Receipt.
     PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

         INTERNATIONAL STOCK FUND-- Portfolio of Investments (Unaudited)

                                                                    Value
   Shares                                                         (Note 2)

COMMON STOCKS - 95.56%
             Australia - 1.24%
     54,183  BHP, Ltd.                                     $       314,474
     18,100  TABCORP Holdings, Ltd.                                117,210

                                                                   431,684

             Belgium - 1.50%
      2,400  Ackermans & van Haaren N.V.                            68,723
        456  Creyf's N.V.                                                4
     12,800  Fortis Group                                          293,676
      7,856  Solvus S.A.                                           160,932

                                                                   523,335

             Brazil - 1.81%
      2,900  Brasil Distribuicao Pao de Acucar, ADR                 68,150
      4,800  Companhia De Bebidas, ADR                             100,656
      3,400  Companhia Vale do Rio Doce, ADR *                      92,786
     20,400  Copel, ADR                                            145,452
      3,200  Petroleo Brasileiro, S.A., ADR                         78,720
     12,200  Souza Cruz, S.A.                                       83,899
      4,814  Tele Norte Leste Participacoes, S.A., ADR              60,801

                                                                   630,464

             Chile - 0.42%
      5,900  AFP Provida, ADR                                      148,090

             Croatia - 0.37%
      9,100  Pliva d.d., GDR (C)                                   129,568

             Egypt - 0.26%
      9,100  Commercial International Bank of Egypt (C)             53,144
      6,364  Egypt Mobile Telecom                                   38,391

                                                                    91,535

             Finland - 1.28%
      7,700  Amer Group, Ltd.                                      234,698
      2,760  UPM-Kymmene Corp.                                      96,427
      4,400  Vaisala Oyj                                           116,879

                                                                   448,004

             France - 6.37%
     14,900  Alcatel S.A.                                          186,224
     11,020  BNP Paribas                                           575,532
      3,800  Carbone-Lorraine, S.A.                                131,736
      7,500  GrandVision S.A.                                      130,002
      6,900  Lagardere S.C.A.                                      307,673
      4,300  Neopost, S.A. *                                       162,660
      8,465  Suez, S.A.                                            251,917
      2,630  Total Fina Elf, Series B                              398,328
      2,300  Union Financiere de France Banque S.A.                 78,285

                                                                 2,222,357
             Germany - 4.08%
        810  Allianz AG Holdings NPV                       $       190,692
      7,500  E. On AG NPV                                          390,413
      5,600  Hawesko Holding AG                                    122,533
      6,300  Hypovereinsbank AG                                    220,957
      8,200  Metro AG NPV                                          262,490
      3,100  Siemens AG NPV                                        188,447
      3,011  Techem AG *                                            48,667

                                                                 1,424,199

             Hong Kong - 2.72%
      9,420  China Mobile HK Ltd., ADR *                           156,466
      5,460  CNOOC, Ltd., ADR                                      142,779
     89,200  Esprit Asia Holdings, Ltd.                            171,559
     21,000  Hutchison Whampoa, Ltd.                               183,773
     30,000  Shaw Brothers (Hong Kong), Ltd.                        34,620
    656,000  Tingyi Holdings Corp.                                 138,786
     44,000  Yue Yuen Industrial Holdings, Ltd.                    119,604

                                                                   947,587

             Hungary - 0.56%
      2,180  Gedeon Richter Rt.                                    138,641
      2,950  Magyar Tavkozlesi Rt., ADR                             55,755

                                                                   194,396

             India - 1.36%
      4,250  Hindalco Industries, Ltd., GDR                         63,059
     15,700  Hindustan Lever, Ltd.                                  65,072
      4,800  Larsen & Toubro, Ltd., GDR (C)                         34,188
      6,000  Larsen & Toubro, Ltd.                                  21,367
     16,600  Reliance Industries, Ltd.                              94,535
      7,100  Satyam Computer Services                               38,032
     34,100  State Bank of India                                   158,931

                                                                   475,184

             Indonesia - 0.85%
    362,500  HM Sampoerna Tbk PT *                                 169,982
     73,500  PT Telekomunikasi Indonesia                            33,087
     10,600  Telekomunik Indonesia, ADR                             94,552

                                                                   297,621

             Ireland - 2.24%
     19,500  Allied Irish Banks PLC                                257,236
      9,000  Bank of Ireland - Ord                                 104,948
     12,600  CRH PLC                                               218,404
      6,500  DCC PLC                                                77,551
    189,809  Uts Waterford Wedgwood                                123,058

                                                                   781,197

             Israel - 0.39%
     39,800  Bank Hapoalim, Ltd.                                    60,818
      1,400  Koor Industries, Ltd. *                                28,972
      2,000  TTI Team Telecom International, Ltd.                   47,500

                                                                   137,290
COMMON STOCKS (continued)

             Italy - 5.59%
     20,520  Alleanza Assicurazioni SpA                    $       198,630
      2,500  Davide Campari-Milano SpA                              79,690
     39,500  ENI SpA                                               606,430
     21,400  Ferretti SpA                                           73,225
      8,600  Industrie Natuzzi SpA, ADR                            118,250
     27,300  Interpump Group SpA                                   111,358
     28,500  San Paolo - IMI SpA                                   317,449
     56,300  Telecom Italia SpA                                    447,640

                                                                 1,952,672

             Japan - 11.32%
      3,000  ACOM Co., Ltd.                                        228,874
      1,200  ADERANS Co., Ltd.                                      37,180
      2,420  Belluna Co., Ltd.                                      80,632
      9,000  Canon, Inc.                                           344,712
      5,000  Diamond Lease Co., Ltd.                                69,518
         44  East Japan Railway Co., Ltd.                          185,995
      6,000  Hisamitsu Pharmaceutical Co., Inc.                     84,216
     28,000  Hitachi, Ltd.                                         207,294
      2,160  Hokuto Corp.                                           55,322
      7,000  Japan Digital Laboratory Co., Ltd.                     54,603
      2,400  KOSE Corp.                                             73,426
      1,500  Meitec Corp.                                           42,272
     65,000  Nikko Cordial Corp.                                   293,488
      4,000  Nippon Ceramic Co., Ltd.                               44,374
         49  Nippon Telegraph & Telephone Corp.                    192,636
     53,000  Nissan Motor Co., Ltd.                                407,645
      3,600  Nissin Kogyo Co., Ltd.                                 93,885
         72  NTT DoCoMo, Inc.                                      182,165
      2,400  Orix Corp.                                            198,980
      3,000  Secom Techno Service Co., Ltd.                         65,393
      6,500  Sony Corp.                                            349,149
     21,700  Toyota Motor Corp.                                    591,258
         40  Yoshinoya D&C Co., Ltd.                                69,752

                                                                 3,952,769

             Mexico - 2.56%
     55,700  Carso Global Telecom, Series A1                       132,296
      2,954  Cemex S.A., ADR                                        93,642
      2,870  Femsa, ADR                                            137,329
     38,800  Grupo Financiero Banorte, Series O *                  103,707
      2,300  Grupo Televisa, S.A. de C.V., ADR *                   103,960
     26,900  Kimberly-Clark de Mexico, Class A                      86,108
      3,100  Panamerican Beverages, Inc., Class A                   55,800
      3,400  Telefonos de Mexico, ADR                              128,656
      5,000  Tubos de Acero de Mexico, S.A., ADR                    52,750

                                                                   894,248

             Netherlands - 11.94%
     30,000  ABN AMRO Holding N.V.                                 594,297
      9,700  Akzo Nobel N.V.                                       416,717
      2,400  Boskalis Westminster N.V.                              74,557
      3,500  Euronext                                               72,518
      2,650  Fugro N.V.                                            153,074
     12,300  Head N.V.                                              38,543
      6,875  Heineken N.V.                                         309,530
      6,730  Hunter Douglas N.V.                                   224,221

Netherlands (continued)
      1,400  IHC Caland N.V.                               $        78,600
      5,900  Imtech N.V.                                           123,732
     12,200  ING Groep N.V.                                        321,875
     93,200  Koninklijke KPN *                                     422,127
     14,763  Philips Electronics N.V.                              455,563
      2,222  PinkRoccade N.V.                                       41,016
      7,300  Royal Dutch Petroleum Co.                             386,509
      6,300  Telegraag Holdings                                    130,759
      6,078  United Services Group N.V.                            125,877
      9,850  Wolters Kluwer CVA                                    199,562

                                                                 4,169,077

             Norway - 0.30%
      6,300  Ekornes ASA                                            75,705
     19,000  P4 Radio Hele Nor                                      30,291

                                                                   105,996

             Peru - 0.17%
      6,400  Credicorp, Ltd.                                        59,520

             Philippines - 0.37%
      6,700  Philippine Long Distance Telephone Co., ADR            58,893
     61,900  San Miguel Corp., Class B                              70,918

                                                                   129,811

             Portugal - 0.50%
     23,766  Portugal Telecom, SGPS, S.A.                          173,341

             Russia - 0.83%
      2,800  Lukoil, ADR                                           199,110
      1,580  Mobile Telesystems, ADR                                49,533
      1,700  Wimm-Bill-Dann Foods OJSC, ADR *                       40,035

                                                                   288,678

             Singapore - 1.51%
     27,000  Overseas Chinese Banking Corp., Ltd.                  193,661
     24,000  United Overseas Bank, Ltd.                            190,681
     73,000  Want Want Holdings, Ltd.                              140,890

                                                                   525,232

             South Africa - 2.12%
     30,900  ABSA Group, Ltd.                                       90,121
      1,050  Anglo American Platinum Corp., Ltd.                    50,085
    101,366  Iscor, Ltd. *                                         176,430
     42,900  Kumba Resources, Ltd. *                               170,324
     98,700  Sanlam, Ltd.                                           82,645
      6,100  Sappi, Ltd.                                            75,066
      9,100  Sasol, Ltd.                                            96,745

                                                                   741,416
COMMON STOCKS (continued)

             South Korea - 3.73%
      1,500  Hite Brewery Co., Ltd.                        $        84,368
      6,636  Kookmin Bank                                          303,228
      4,900  Korea Electric Power Corp.                             93,134
        400  Korea Telecom Corp.                                    18,060
      5,640  KT Corp., ADR                                         127,746
        700  Pohang Iron & Steel, Ltd.                              69,783
      2,400  Posco, ADR                                             58,680
      1,759  Samsung Electronics Ltd., GDR (C)                     258,309
      2,374  Samsung Fire & Marine Insurance                       161,152
      5,939  SK Telecom Co., Ltd., ADR                             127,035

                                                                 1,301,495

             Spain - 2.44%
     10,000  Abengoa, S.A.                                          79,510
      4,200  Aldeasa, S.A.                                          72,234
     11,700  Altadis, S.A.                                         246,947
      6,600  Banco Pastor, S.A.                                    108,340
     12,866  Endesa, S.A.                                          196,948
     10,100  Prosegur, CIA de Seguridad S.A.                       147,786

                                                                   851,765

             Sweden - 1.87%
      3,100  Elanders AB, Series B                                  24,704
     12,160  Elekta AB *                                           106,356
     33,600  Investor AB, Series B                                 346,122
      3,000  Nobelpharma                                           176,968

                                                                   654,150

             Switzerland - 5.87%
         44  Bank Sarasin & Cie, Registered, Class B                73,801
      8,600  Cin Fin Richemont AG UTS *                            194,894
        340  Edipresse, S.A. - Bearer                              117,411
         70  Gurit-Heberlein AG                                     53,958
      1,620  Nestle S.A.                                           382,610
     16,500  Novartis AG                                           691,379
      1,900  Roche Holding AG                                      143,820
      8,100  UBS AG *                                              390,103

                                                                 2,047,976

             Taiwan - 1.70%
      6,499  China Steel Corp., GDR                                 58,491
     83,427  Chinatrust Commercial Bank                             73,874
      7,615  Compal Electronics, Inc., GDR                          50,259
    167,000  Fubon Group Co., Ltd.                                 170,516
     14,000  Quanta Computer, Inc.                                  47,245
     69,808  Taiwan Cellular Corp.                                  85,574
     10,465  United Microelectronics Corp., ADR                    105,697

                                                                   591,656

             Thailand - 0.12%
     60,100  PTT Public Co., Ltd.                                   41,340

             Turkey - 0.37%
     27,615  Turkiye Garanti Bankasi A.S., ADR *(C)                 51,502
 26,842,025  Yapi ve Kredi Bankasi A.S. Corp.                       77,063

                                                                   128,565
             United Kingdom - 16.59%
     13,300  Abbey National PLC                            $       211,357
     23,996  Amersham PLC                                          231,211
     83,700  Ashtead Group PLC - Ord                                51,254
     29,300  BAE Systems PLC                                       148,948
     17,700  Boots Co. PLC - Ord                                   183,180
     33,800  BP PLC                                                288,260
     55,990  BT Group PLC *                                        210,412
     30,100  Cadbury Schweppes PLC                                 228,206
      7,500  Carpetright PLC - Ord                                  64,455
     21,400  Collins Stewart Holdings PLC                          128,581
      2,000  CRH PLC                                                34,217
      6,536  De La Rue PLC                                          46,221
     31,500  Diageo PLC                                            417,993
     43,600  Dimension Data Holdings PLC *                          38,354
      7,788  Euromoney Publications PLC                             41,406
     36,314  FKI PLC - Ord                                          89,393
     19,400  GlaxoSmithKline PLC                                   469,084
     51,300  HSBC Holdings PLC                                     605,261
     14,500  Imperial Tobacco Group PLC                            205,293
    155,400  Kidde PLC                                             195,798
     32,300  Kingfisher PLC                                        180,430
     14,300  Luminar PLC - Ord                                     177,258
     10,673  Man Group PLC                                         148,933
    200,890  mmO2 PLC *                                            127,288
     17,700  Northgate PLC - Ord                                   129,425
     41,000  Old Mutual PLC                                         65,394
      4,000  Signet Group PLC, ADR                                 202,800
     26,333  Singer & Friedlander Group PLC                         84,385
     13,300  South African Breweries PLC                           106,986
      3,100  South African Breweries PLC - Ord                      25,061
     17,388  SSL International PLC - Ord                           107,261
     18,300  Standard Chartered PLC - Ord                          225,241
     55,900  Tesco PLC                                             214,145
     15,800  Trinity Mirror PLC                                    108,858

                                                                 5,792,349

             Venezuela - 0.21%
      4,934  CANTV, ADR                                             72,234

             Total Common Stocks                                33,356,801
             ( Cost $33,104,211 )

PREFERRED STOCKS - 1.06%

             Brazil - 0.69%
 15,795,104  Banco Bradesco, SA-PN                         $        93,306
  1,748,000  Banco Itau, S.A.                                      138,789
    440,000  Telemar Norte Leste S.A., Class A                       9,708

                                                                   241,803

             Germany - 0.37%
      3,800  Fielmann AG                                           127,630

             Total Preferred Stocks                                369,433
             ( Cost $321,444 )

WARRANTS AND RIGHTS - 0.24%

             Singapore - 0.01%
      4,100  Want Want Holdings Wts 10/24/04 *                       3,751

             United Kingdom - 0.23%
      5,800  Imperial Tobacco Group PLC FP *                        80,681

             Total Warrants and Rights                              84,432
             ( Cost $70,628 )

Par Value

CERTIFICATE OF DEPOSIT - 1.90%

             United States - 1.90%
    662,493  State Street Eurodollar                               662,493

             Total Certificate of Deposit                          662,493
             ( Cost $662,493 )
TOTAL INVESTMENTS - 98.76%                                      34,473,159
( Cost $34,158,776** )
NET OTHER ASSETS AND LIABILITIES - 1.24%                           433,827

TOTAL NET ASSETS - 100.00%                                 $    34,906,986

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes.
     (C) Security sold within the terms of a private placement memorandum amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     ADR  American Depository Receipt.
     GDR  Global Depository Receipt.
     PLC  Public Limited Company.

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets:       % of Net Assets

             Banks                                                13.92%
             Financial Services                                    9.96%
             Communication Services                                8.20%
             Food & Beverages                                      6.81%
             Drugs & Healthcare                                    6.69%
             Oil & Gas                                             6.41%
             Retail Trade                                          4.41%
             Telecommunications - Cellular Wireless                3.89%
             Electronics                                           3.56%
             Mining                                                3.02%
             Automobiles                                           2.86%
             Household Appliances & Home Furnishings               2.83%
             Electric Utilities                                    2.37%
             Business Services                                     2.36%
             Tobacco                                               2.25%
             Insurance                                             2.00%
             Certificate of Deposit                                1.90%
             Chemicals                                             1.83%
             Manufacturing                                         1.79%
             Computers & Business Equipment                        1.73%
             Leisure Time                                          1.33%
             Net Other Assets and Liabilities                      1.24%
             Construction & Mining Equipment                       1.23%
             Railroads & Equipment                                 0.90%
             Publishing                                            0.88%
             Retail Grocery                                        0.81%
             Paper                                                 0.74%
             Gas & Pipeline Utilities                              0.72%
             Hotels & Restaurants                                  0.61%
             Aerospace                                             0.43%
             Conglomerates                                         0.42%
             Electrical Equipment                                  0.38%
             Industrial Machinery                                  0.38%
             Apparel & Textiles                                    0.34%
             Construction Materials                                0.27%
             Software                                              0.23%
             Household Products                                    0.19%
             Cosmetics & Toiletries                                0.11%

                                                                 100.00%

                 See accompanying Notes to Financial Statements.

                Statements of Assets and Liabilities (Unaudited)


                                                                  Cash Reserves              Bond             High Income
                                                                       Fund                  Fund                Fund
ASSETS:
Investments (Note 2):
Investments at cost                                            $     23,075,642      $     83,614,461      $     31,871,689
Net unrealized appreciation (depreciation)                                   --               470,048            (2,399,679)
                                                               ----------------      ----------------      ----------------
        Total investments at value                                   23,075,642            84,084,509            29,472,010
Cash                                                                         --                    --                    --
Foreign currency (Cost $8,162, $1,034 and $198,278) (Note 2)                 --                    --                 8,326
Collateral held for securities on loan, at value (Note 7)                    --             6,627,871             5,050,972
Receivables:
   Investments sold                                                          --                    --               246,188
   Fund shares sold                                                      47,831               521,438                79,210
   Dividends and interest                                               140,202               988,541               643,270
   Due from Advisor, net                                                    103                    --                    --
Prepaid insurance and registration fees                                  11,744                16,755                 9,189
Deferred organization and offering costs                                  5,573                 5,573                 5,573
                                                               ----------------      ----------------      ----------------
   Total Assets                                                      23,281,095            92,244,687            35,514,738
                                                               ----------------      ----------------      ----------------
LIABILITIES:
Net unealized depreciation on forward currency contracts                     --                    --                 2,414
Payables:
   Investments purchased                                                     --             1,006,719               514,778
   To Sub-custodian                                                          --                    --                    --
   Due to Advisor, net                                                       --                21,670                   925
   Fund shares repurchased                                               29,745               120,945                15,854
   Upon return of securities loaned (Note 7)                                 --             6,627,871             5,050,972
   Administration and transfer agent fees                                 5,566                12,719                11,068
   Distribution fees - Class B                                            6,176                24,562                10,145
   Shareholder servicing fees                                                --                16,760                 6,045
Accrued expenses and other payables                                      13,321                15,303                51,608
                                                               ----------------      ----------------      ----------------
        Total Liabilities                                                54,808             7,846,549             5,663,809
                                                               ----------------      ----------------      ----------------
NET ASSETS                                                     $     23,226,287      $     84,398,138      $     29,850,929
                                                               ================      ================      ================
NET ASSETS consist of:
   Paid-in capital                                             $     23,223,931      $     84,238,889      $     36,049,558
   Accumulated undistributed (distributions in excess of)
     net investment income                                                2,356                41,089               137,086
   Accumulated net realized gain (loss) on investments sold
     and foreign currency related transactions                               --              (351,888)           (3,933,906)
   Net unrealized appreciation (depreciation) of investments
  (including appreciation (depreciation) of foreign currency
   related transactions)                                                     --               470,048            (2,401,809)
                                                               ----------------      ----------------      ----------------
NET ASSETS                                                     $     23,226,287      $     84,398,138      $     29,850,929
                                                               ================      ================      ================
Class A Shares:
   Net Assets                                                  $     13,134,025      $     43,376,682      $     13,276,120
   Shares of beneficial interest outstanding                         13,153,793             4,372,733             1,855,386
   NET ASSET VALUE and redemption price per share              $           1.00      $           9.92      $           7.16
   Sales charge of offering price*                                        0.056                  0.45                  0.32
                                                               ----------------      ----------------
   Maximum offering price per share                            $          1.056      $          10.37      $           7.48
                                                               ================      ================
Class B Shares:
   Net Assets                                                  $     10,092,262      $     41,021,456      $     16,574,809
   Shares of beneficial interest outstanding                         10,105,657             4,133,601             2,311,518
   NET ASSET VALUE and redemption price per share**            $           1.00      $           9.92      $           7.17
                                                               ================      ================      ================


* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund and High Income Fund, 5.3% for the Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

       Balanced           Growth and           Capital             Mid-Cap          Emerging Growth      International
        Fund              Income Fund     Appreciation Fund         Fund                 Fund              Stock Fund



 $    191,582,776     $    185,902,974     $   172,460,101     $     36,441,270     $     22,387,225     $    34,158,776
       (7,594,917)         (14,481,403)        (13,147,782)           2,599,710             (691,186)            314,383

      183,987,859          171,421,571         159,312,319           39,040,980           21,696,039          34,473,159
               --                   --                  --                   --                   --                  --
               --                   --                  --                1,034                   --             199,603
       11,068,553            4,568,905           6,269,773            3,894,101               28,560                  --

               --                   --              37,413                9,923               50,716             208,914
          530,317              265,763             316,995              210,369               39,333              40,809
        1,097,612               97,875              62,916               16,413                5,119             176,485
               --                   --                  --                   --                8,788                  --
               --                   --                  --                   --                   --                  --
           14,429               11,004              15,786               16,412                9,933              10,512
            5,573                5,573               5,573                   --                   --               5,573

      196,704,343          176,370,691         166,020,775           43,189,232           21,838,488          35,115,055

               --                   --                  --                   --                   --                  --
        2,224,233                   --           3,771,739              957,007                   --             119,746
               --                   --                  --                   --               38,889                  --
           82,576               46,638              64,592               20,845                   --              16,312
          280,373              196,957             112,924                3,311               13,433              15,148
       11,068,553            4,568,905           6,269,773            3,894,101               28,560                  --
           59,212               88,359              88,120               10,959               22,388              14,872
           65,736               65,357              51,370                7,483                4,806               3,331
           41,003               35,963              32,725                7,617                4,608               7,104
           50,029               12,825               8,191               19,787               44,632              31,556

       13,871,715            5,015,004          10,399,434            4,921,110              157,316             208,069

 $    182,832,628     $    171,355,687     $   155,621,341     $     38,268,122     $     21,681,172     $    34,906,986



 $    190,833,878     $    189,765,903     $   173,065,953     $     35,222,771     $     42,883,071     $    42,913,130

              336              (79,541)           (540,939)             (47,789)            (105,883)            (12,900)

         (406,669)          (3,849,272)         (3,755,891)             493,430          (20,405,001)         (8,309,910)

       (7,594,917)         (14,481,403)        (13,147,782)           2,599,710             (691,015)            316,666

 $    182,832,628     $    171,355,687     $   155,621,341     $     38,268,122     $     21,681,172     $    34,906,986



 $     76,486,810     $     68,165,890     $    74,518,729     $     25,553,663     $     14,165,491     $    29,364,742
        6,749,458            5,845,339           5,869,281            2,272,892            3,377,640           3,547,186
 $          11.33     $          11.66     $         12.70     $          11.24     $           4.19     $          8.28
             0.63                 0.65                0.71                 0.63                 0.23                0.46

 $          11.96     $          12.31     $         13.41     $          11.87     $           4.42     $          8.74



 $    106,345,818     $    103,189,797     $    81,102,612     $     12,714,459     $      7,515,681     $     5,542,244
        9,376,884            8,944,520           6,580,032            1,139,765            1,820,865             677,820
 $          11.34     $          11.54     $         12.33     $          11.16     $           4.13     $          8.18

    Statements of Operations For the Period Ended April 30, 2002 (Unaudited)

                                                                  Cash Reserves            Bond              High Income
                                                                       Fund                 Fund                Fund
INVESTMENT INCOME:
   Dividends                                                   $             --      $             --      $         19,581
   Interest                                                             229,681             1,997,697             1,354,023
        Less: Foreign taxes withheld                                         --                    --                    --
   Securities lending income (Note 7)                                        --                11,698                11,706
                                                               ----------------      ----------------      ----------------
        Total investment income                                         229,681             2,009,395             1,385,310
                                                               ----------------      ----------------      ----------------
EXPENSES:
Management fees (Note 3)                                                 44,906               174,532                76,142
Administration and transfer agent fees (Note 3)                          30,927                75,022                44,784
Registration expenses                                                    11,712                14,047                 9,362
Custodian and accounting fees                                             9,925                19,129                32,561
Professional fees                                                         4,848                 6,696                 7,082
Reports to shareholder expense                                            2,399                 6,786                 2,805
Trustees' fees                                                              166                   728                   395
Distribution fees - Class B (Note 3)                                     36,256               131,759                59,349
Shareholder servicing fees - Class A (Note 3)                                --                43,346                14,827
Shareholder servicing fees - Class B (Note 3)                                --                43,920                19,783
Amortization of organization and offering costs                           4,167                 4,167                 4,167
Other expenses                                                              872                   776                   948
                                                               ----------------      ----------------      ----------------
   Total expenses before reimbursement                                  146,178               520,908               272,205
   Less reimbursement (Note 3)                                          (48,177)              (75,184)              (74,417)
                                                               ----------------      ----------------      ----------------
   Total expenses net of reimbursement/waiver                            98,001               445,724               197,788
                                                               ----------------      ----------------      ----------------
NET INVESTMENT INCOME (LOSS)                                            131,680             1,563,671             1,187,522
                                                               ----------------      ----------------      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including net
     realized gain on foreign currency related transactions)                 --                17,917            (1,241,049)
   Net change in unrealized appreciation (depreciation) on
     investments (including net unrealized appreciation
   (depreciation) on foreigncurrency related transactions)                   --            (1,901,077)            1,332,145
                                                               ----------------      ----------------      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                             --            (1,883,160)               91,096
                                                               ----------------      ----------------      ----------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                              $        131,680      $       (319,489)     $      1,278,618
                                                               ================      ================      ================

        Balanced         Growth and            Capital              Mid-Cap          Emerging Growth       International
          Fund          Income Fund      Appreciation Fund           Fund                  Fund             Stock Fund

 $        648,340     $      1,485,616     $       579,938     $        177,420     $         42,015     $       288,943
        2,363,457               26,851              59,408               13,481                6,026               3,922
           (4,855)             (10,153)               (779)                (452)                (400)            (29,123)
           26,855               21,538              31,903               11,254                8,692                  --

        3,033,797            1,523,852             670,470              201,703               56,333             263,742


          551,053              460,006             567,398              139,917               83,272             169,230
          223,817              307,187             304,786               54,329               76,116              55,158
           20,154               20,977              21,621               10,678               21,271               9,340
           33,381               26,087              21,439               12,156               53,419              55,952
            9,426                7,305               9,053                6,520                5,595               9,829
           12,356               13,265              15,101                2,331                1,626               2,969
            2,207                2,145               1,916                  340                  283                 365
          376,427              389,089             303,573               34,587               28,746              18,877
           86,468               79,398              87,942               25,291               18,175              34,000
          125,476              129,696             101,191               11,529                9,582               6,293
            4,167                4,167               4,167                8,045                   --               4,167
              101                  426                 719                  867                   42               1,024

        1,445,033            1,439,748           1,438,906              306,590              298,127             367,204
         (134,920)            (214,285)           (227,497)             (65,810)            (136,049)            (90,562)

        1,310,113            1,225,463           1,211,409              240,780              162,078             276,642

        1,723,684              298,389            (540,939)             (39,077)            (105,745)            (12,900)




         (220,021)           1,240,458          (2,627,862)             506,216           (1,511,242)         (2,403,704)


          276,312            5,684,903             641,483            3,954,055            1,082,620           6,441,587


           56,291            6,925,361          (1,986,379)           4,460,271             (428,622)          4,037,883


 $      1,779,975     $      7,223,750     $    (2,527,318)    $      4,421,194     $       (534,367)    $     4,024,983

                 Statements of Changes in Net Assets (Unaudited)

                                                                            Cash Reserves                        Bond
                                                                                Fund                             Fund

                                                                Six Months Ended                    Six Months Ended
                                                                 April 30, 2002     Year Ended       April 30, 2002     Year Ended
                                                                   (unaudited)   October 31, 2001     (unaudited)   October 31, 2001


NET ASSETS at beginning of period                                 $   21,079,081  $    7,968,979    $   59,931,894  $   24,261,094
                                                                  --------------  --------------    --------------  --------------

Increase (decrease) in net assets from operations:
   Net investment income                                                 131,680         476,559         1,563,671       1,885,769
   Net realized gain (loss)                                                   --           1,543            17,917         454,653
   Net change in unrealized appreciation (depreciation)                       --              --        (1,901,077)      2,228,685
                                                                  --------------  --------------    --------------  --------------
   Net increase (decrease) in net assets from operations                 131,680         478,102          (319,489)      4,569,107
                                                                  --------------  --------------    --------------  --------------

Distributions to shareholders from:
   Net investment income
      Class A                                                           (104,343)       (316,064)         (847,004)     (1,025,122)
      Class B                                                            (43,499)       (176,874)         (725,658)       (848,018)
   Net realized gains
      Class A                                                                 --              --                --              --
      Class B                                                                 --              --                --              --
                                                                  --------------  --------------    --------------  --------------
      Total distributions                                               (147,842)       (492,938)       (1,572,662)     (1,873,140)
                                                                  --------------  --------------    --------------  --------------

Capital Share transactions:
   Class A Shares
      Shares sold                                                     12,314,297      12,283,394        17,525,903      14,831,688
      Issued to shareholders in reinvestment of distributions            101,142         315,621           771,644       1,009,640
      Shares redeemed                                                (10,780,565)     (6,186,298)       (2,823,463)     (1,660,691)
                                                                  --------------  --------------    --------------  --------------
      Net increase from capital share transactions                     1,634,874       6,412,717        15,474,084      14,180,637
                                                                  --------------  --------------    --------------  --------------
   Class B Shares
      Shares sold                                                      3,566,276      10,789,920        13,641,898      20,417,680
      Issued to shareholders in reinvestment of distributions             36,732         165,658           669,247         783,880
      Shares redeemed                                                 (3,074,514)     (4,243,357)       (3,426,834)     (2,407,364)
                                                                  --------------  --------------    --------------  --------------
      Net increase from capital share transactions                       528,494       6,712,221        10,884,311      18,794,196
                                                                  --------------  --------------    --------------  --------------
Total increase (decrease) in net assets                                2,147,206      13,110,102        24,466,244      35,670,800
                                                                  --------------  --------------    --------------  --------------

NETASSETS at end of period (including line A)                     $   23,226,287  $   21,079,081    $   84,398,138  $   59,931,894
                                                                  ==============  ==============    ==============  ==============

(A) Undistributed (distributions in excess of) net
  investment income                                               $        2,356  $       18,518    $       41,089  $       50,080
                                                                  ==============  ==============    ==============  ==============

OTHERINFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                                     12,314,297      12,284,411         1,763,691       1,494,449
      Issued to shareholders in reinvestment of distributions            101,142         315,621            77,676         102,021
      Shares redeemed                                                (10,780,565)     (6,186,330)         (284,798)       (167,779)
                                                                  --------------  --------------    --------------  --------------
      Net increase in shares outstanding                               1,634,874       6,413,702         1,556,569       1,428,691
                                                                  --------------  --------------    --------------  --------------
   Class B Shares
      Shares sold                                                      3,566,343      10,790,897         1,370,608       2,057,074
      Issued to shareholders in reinvestment of distributions             36,732         165,658            67,348          79,086
      Shares redeemed                                                 (3,074,514)     (4,243,357)         (344,589)       (242,869)
                                                                  --------------  --------------    --------------  --------------
      Net increase in shares outstanding                                 528,561       6,713,198         1,093,367       1,893,291
                                                                  --------------  --------------    --------------  --------------

                 High Income                                  Balanced                                   Growth and Income
                    Fund                                        Fund                                          Fund

     Six Months Ended                            Six Months Ended                            Six Months Ended
      April 30, 2002        Year Ended            April 30, 2002         Year Ended           April 30, 2002          Year Ended
        (unaudited)      October 31, 2001           (unaudited)       October 31, 2001          (unaudited)        October 31, 2001


  $       26,001,418  $       20,665,369       $      153,890,837  $       90,756,675       $     153,046,513   $      153,786,144
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------

           1,187,522           2,200,655                1,723,684           2,494,740                 298,389              147,490
          (1,241,049)         (2,071,907)                (220,021)            324,720               1,240,458           (3,581,030)
           1,332,145            (900,341)                 276,312         (15,069,207)              5,684,903          (33,460,157)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------
           1,278,618            (771,593)               1,779,975         (12,249,747)              7,223,750          (36,893,697)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------

            (535,965)           (935,780)                (874,014)         (1,076,606)               (292,753)            (211,027)
            (654,297)         (1,266,039)                (882,224)         (1,429,673)                (85,177)                  --

                  --                  --                   (7,375)                 --                      --                   --
                  --                  --                  (10,924)                 --                      --                   --
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------
          (1,190,262)         (2,201,819)              (1,774,537)         (2,506,279)               (377,930)            (211,027)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------


           2,360,868           3,735,460               17,352,366          44,717,880              13,375,678           28,203,036
             508,821             905,633                  865,010           1,071,165                 283,764              208,105
            (570,924)           (890,153)              (3,497,177)         (5,714,452)             (3,816,367)          (7,565,418)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------
           2,298,765           3,750,940               14,720,199          40,074,593               9,843,075           20,845,723
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------

           2,402,470           5,986,897               20,075,016          48,621,621              10,085,834           33,228,377
             496,015             937,999                  865,864           1,400,125                  80,827                   --
          (1,436,095)         (2,366,375)              (6,724,726)        (12,206,151)             (8,546,382)         (17,709,007)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------
           1,462,390           4,558,521               14,216,154          37,815,595               1,620,279           15,519,370
  ------------------  ------------------       ------------------  ------------------      ------------------- -------------------
           3,849,511           5,336,049               28,941,791          63,134,162              18,309,174             (739,631)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------
  $       29,850,929  $       26,001,418       $      182,832,628  $      153,890,837       $     171,355,687   $      153,046,513
  ==================  ==================       ==================  ==================      ===================  ===================

  $          137,086  $          139,826       $              336  $           32,890       $         (79,541)  $               --
  ==================  ==================       ==================  ==================      ===================  ===================



             329,198             485,384                1,496,049           3,732,153               1,115,985            2,274,905
              70,965             118,887                   74,703              89,954                  23,238               16,218
             (79,476)           (115,869)                (301,553)           (482,481)               (318,796)            (607,809)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------
             320,687             488,402                1,269,199           3,339,626                 820,427            1,683,314
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------

             333,603             768,870                1,729,716           4,045,142                 850,588            2,609,700
              69,025             122,861                   74,705             117,087                   6,682                   --
            (199,979)           (309,079)                (579,454)         (1,037,965)               (723,240)          (1,448,428)
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------
             202,649             582,652                1,224,967           3,124,264                 134,030            1,161,272
  ------------------  ------------------       ------------------  ------------------      -------------------  -------------------

                 Statements of Changes in Net Assets (Unaudited)

                                                                       Capital Appreciation                      Mid-Cap
                                                                               Fund                               Fund

                                                                 Six Months Ended                 Six Months Ended
                                                                 April 30, 2002      Year Ended    April 30, 2002   Period Ended
                                                                   (unaudited)   October 31, 2001   (unaudited)  October 31, 2001(1)


NET ASSETS at beginning of period                                 $  132,468,254   $  92,970,739      $ 21,537,383     $        --


Increase (decrease) in net assets from operations:
   Net investment income (loss)                                         (540,939)       (858,623)          (39,077)        (13,345)
   Net realized gain (loss)                                           (2,627,862)        (88,162)          506,216         (11,839)
   Net change in unrealized appreciation (depreciation)                  641,483     (29,034,662)        3,954,055      (1,354,345)

   Net increase (decrease) in net assets from operations              (2,527,318)    (29,981,447)        4,421,194      (1,379,529)


Distributions to shareholders from:
   Net investment income
      Class A                                                                 --              --           (13,146)             --
      Class B                                                                 --              --                --              --
   Net realized gains
      Class A                                                           (257,737)             --              (673)             --
      Class B                                                           (310,070)             --              (289)             --

      Total distributions                                               (567,807)             --           (14,108)             --


Capital Stock transactions:
   Class A Shares
      Shares sold                                                     19,018,318      40,362,213         7,436,644      16,428,330
      Issued to shareholders in reinvestment of distributions            239,300              --            13,098              --
      Shares redeemed                                                 (2,995,138)     (4,729,322)         (329,385)       (160,789)

      Net increase from capital share transactions                    16,262,480      35,632,891         7,120,357      16,267,541

   Class B Shares
      Shares sold                                                     14,394,455      43,067,242         5,576,434       6,908,680
      Issued to shareholders in reinvestment of distributions            302,972              --               262              --
      Shares redeemed                                                 (4,711,695)     (9,221,171)         (373,400)       (259,309)

      Net increase from capital share transactions                     9,985,732      33,846,071         5,203,296       6,649,371

Total increase (decrease) in net assets                               23,153,087      39,497,515        16,730,739      21,537,383


NETASSETS at end of period (including line A)                     $  155,621,341   $ 132,468,254      $ 38,268,122    $ 21,537,383



(A) Undistributed (distributions in excess of) net investment
income                                                            $     (540,939)  $          --      $    (47,789)   $      4,434




OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
      Shares sold                                                      1,404,924       2,809,993           682,816       1,635,961
      Issued to shareholders in reinvestment of distributions             17,188              --             1,212              --
      Shares redeemed                                                   (221,013)       (325,472)          (30,312)        (16,785)

      Net increase in shares outstanding                               1,201,099       2,484,521           653,716       1,619,176

   Class B Shares
      Shares sold                                                      1,096,276       2,941,139           517,830         683,257
      Issued to shareholders in reinvestment of distributions             22,356              --                25              --
      Shares redeemed                                                   (360,645)       (657,868)          (34,666)        (26,681)

      Net increase in shares outstanding                                 757,987       2,283,271           483,189         656,576

(1)   Fund commenced investment operations on February 28, 2001.

                  Emerging Growth                               International
                        Fund                                      Stock Fund

     Six Months Ended                            Six Months Ended
      April 30, 2002        Year Ended            April 30, 2002         Year Ended
        (unaudited)      October 31, 2001           (unaudited)       October 31, 2001


   $       20,165,733  $       29,397,251       $       30,615,597  $       37,567,387
  -------------------  ------------------       ------------------  ------------------

             (105,745)           (168,588)                 (12,900)            117,504
           (1,511,242)        (12,090,030)              (2,403,704)         (3,933,175)
            1,082,620          (2,866,802)               6,441,587          (5,132,090)
  -------------------  ------------------       ------------------  ------------------
             (534,367)        (15,125,420)               4,024,983          (8,947,761)
  -------------------  ------------------       ------------------  ------------------

                   --                  --                       --            (224,139)
                   --                  --                       --              (3,445)

                   --                  --                       --                  --
                   --                  --                       --                  --
  -------------------  ------------------       ------------------  ------------------
                   --                  --                       --            (227,584)
  -------------------  ------------------       ------------------  ------------------


            1,734,073           3,999,384                  856,654           2,135,362
                   --                  --                       --             131,201
             (506,224)         (1,228,403)                (736,221)           (803,045)
  -------------------  ------------------       ------------------  ------------------
            1,227,849           2,770,981                  120,433           1,463,518
  -------------------  ------------------       ------------------  ------------------

            1,398,354           4,539,979                  557,437           1,727,460
                   --                  --                       --               3,391
             (576,397)         (1,417,058)                (411,464)           (970,814)
  -------------------  ------------------       ------------------  ------------------
              821,957           3,122,921                  145,973             760,037
  -------------------  ------------------       ------------------  ------------------
            1,515,439          (9,231,518)               4,291,389          (6,951,790)
  -------------------  ------------------       ------------------  ------------------

   $       21,681,172  $       20,165,733       $       34,906,986  $       30,615,597
  ===================  ==================       ==================  ==================

   $         (105,883) $             (138)      $          (12,900) $               --
  ===================  ==================       ==================  ==================




              382,899             700,809                  109,107             253,466
                   --                  --                       --              15,982
             (111,072)           (230,590)                 (95,486)            (93,092)
  -------------------  ------------------       ------------------  ------------------
              271,827             470,219                   13,621             176,356
  -------------------  ------------------       ------------------  ------------------

              314,277             805,359                   70,868             197,258
                   --                  --                       --                 416
             (129,428)           (276,029)                 (53,660)           (117,041)
  -------------------  ------------------       ------------------  ------------------
              184,849             529,330                   17,208              80,633
  -------------------  ------------------       ------------------  ------------------

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                               CASH RESERVES FUND

                                                        Six Months
                                                          Ended
                                                        04/30/2002      Year Ended       Year Ended      Year Ended     Inception(a)
                                                        (unaudited)     10/31/2001       10/31/2000      10/31/1999    to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                    $      1.00     $      1.00      $     1.00      $     1.00    $    1.00

   Income from Investment Operations:
      Net investment income                                    0.01            0.04            0.06            0.05         0.04

        Total from investment operations                       0.01            0.04            0.06            0.05         0.04

   Less Distributions:
      Distributions from net investment income                (0.01)          (0.04)          (0.06)          (0.05)       (0.04)

        Total distributions                                   (0.01)          (0.04)          (0.06)          (0.05)       (0.04)

Net increase in net asset value                                  --              --              --              --           --

Net Asset Value, End of Period                          $      1.00     $      1.00      $     1.00      $     1.00    $    1.00


Total Return+                                                  0.82%(1)        4.50%           5.77%           4.60%        4.21%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    13,134     $    11,508      $    5,104      $    4,481    $   4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 0.98%(2)        1.25%           2.07%           2.63%        4.76%(2)
   After reimbursement of expenses by Advisor                  0.55%(2)        0.55%           0.55%           0.55%        0.55%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                 1.07%(2)        3.26%           4.09%           2.33%        0.67%(2)
   After reimbursement of expenses by Advisor                  1.49%(2)        3.96%           5.61%           4.41%        4.88%(2)

CLASS B
Net Asset Value, Beginning of Period                    $      1.00     $      1.00      $     1.00      $     1.00    $    1.00

   Income from Investment Operations:
      Net investment income                                    0.00(c)         0.04            0.05            0.04         0.03

        Total from investment operations                         --            0.04            0.05            0.04         0.03

   Less Distributions:
      Distributions from net investment income                (0.00)(c)       (0.04)          (0.05)          (0.04)       (0.03)

        Total distributions                                      --           (0.04)          (0.05)          (0.04)       (0.03)

Net increase in net asset value                                  --              --              --              --           --

Net Asset Value, End of Period                          $      1.00     $      1.00      $     1.00      $     1.00    $    1.00


Total Return+                                                  0.45%(1)        3.72%           4.97%           3.81%        3.50%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    10,092     $     9,571      $    2,865      $    3,501    $     894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 1.73%(2)        2.00%           2.82%           3.38%        5.51%(2)
   After reimbursement of expenses by Advisor                  1.30%(2)        1.30%           1.30%           1.30%        1.30%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                 0.31%(2)        2.51%           3.34%           1.84%      (0.08)%(2)
   After reimbursement of expenses by Advisor                  0.75%(2)        3.21%           4.86%           3.92%        4.13%(2)

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on December 29, 1997.
(c)   Amount represents less than $0.005 per share.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                    BOND FUND

                                                        Six Months
                                                          Ended
                                                        04/30/2002       Year Ended      Year Ended     Year Ended      Inception(a)
                                                        (unaudited)      10/31/2001      10/31/2000     10/31/1999     to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                    $     10.23     $      9.57      $     9.74      $    10.14    $   10.00

   Income from Investment Operations:
      Net investment income                                    0.24            0.55            0.63            0.51         0.45
      Net  realized and unrealized gain
        (loss) on investments                                 (0.31)           0.67           (0.17)          (0.35)        0.14

        Total from investment operations                      (0.07)           1.22            0.46            0.16         0.59

   Less Distributions:
      Distributions from net investment income                (0.24)          (0.56)          (0.63)          (0.51)       (0.45)
      Distributions from capital gains                           --              --              --           (0.05)          --

        Total distributions                                   (0.24)          (0.56)          (0.63)          (0.56)       (0.45)

Net increase (decrease) in net asset value                    (0.31)           0.66           (0.17)          (0.40)        0.14

Net Asset Value, End of Period                          $      9.92     $     10.23      $     9.57      $     9.74    $   10.14


Total Return+                                                 (0.65)%(1)      13.07%           4.89%           1.60%        6.08%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    43,377     $    28,813      $   13,279      $    7,991    $   4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 1.11%(2)        1.28%           1.66%           2.02%        4.83%(2)
   After reimbursement of expenses by Advisor                  0.90%(2)        0.90%           0.90%           0.90%        0.60%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                 4.64%(2)        5.15%           5.76%           4.06%        1.14%(2)
   After reimbursement of expenses by Advisor                  4.86%(2)        5.53%           6.52%           5.18%        5.37%(2)
Portfolio Turnover                                               42%            109%            366%            725%          95%
CLASS B
Net Asset Value, Beginning of Period                    $     10.24     $      9.58      $     9.75      $    10.14    $   10.00

   Income from Investment Operations:
      Net investment income                                    0.20            0.48            0.55            0.44         0.39
      Net realized and unrealized gain
        (loss) on investments                                 (0.32)           0.66           (0.17)          (0.35)        0.14

        Total from investment operations                      (0.12)           1.14            0.38            0.09         0.53

   Less Distributions:
      Distributions from net investment income                (0.20)          (0.48)          (0.55)          (0.44)       (0.39)
      Distributions from capital gains                           --              --              --           (0.04)          --

   Total distributions                                        (0.20)          (0.48)          (0.55)          (0.48)       (0.39)

Net increase (decrease) in net asset value                    (0.32)           0.66           (0.17)          (0.39)        0.14

Net Asset Value, End of Period                          $      9.92     $     10.24      $     9.58      $     9.75    $   10.14


Total Return+                                                 (1.12)%(1)      12.23%           4.10%           0.94%        5.36%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    41,021     $    31,119      $   10,982      $    7,508    $   2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 1.87%(2)        2.03%           2.41%           2.77%        5.58%(2)
   After reimbursement of expenses by Advisor                  1.65%(2)        1.65%           1.65%           1.65%        1.35%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                 3.89%(2)        4.40%           5.01%           3.46%        0.39%(2)
   After reimbursement of expenses by Advisor                  4.10%(2)        4.78%           5.77%           4.58%        4.62%(2)
Portfolio Turnover                                               42%            109%            366%            725%          95%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on December 29, 1997.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                HIGH INCOME FUND

                                                        Six Months
                                                          Ended
                                                        04/30/2002       Year Ended      Year Ended      Year Ended    Inception(a)
                                                        (unaudited)      10/31/2001      10/31/2000      10/31/1999    to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                    $      7.13     $      8.02      $     8.88      $     8.85    $   10.00

   Income from Investment Operations:
      Net investment income                                    0.31            0.74            0.81            0.80         0.61
      Net realized and unrealized gain
        (loss) on investments                                  0.04           (0.88)          (0.86)           0.06        (1.15)

        Total from investment operations                       0.35           (0.14)          (0.05)           0.86        (0.54)

   Less Distributions:
      Distributions from net investment income                (0.32)          (0.75)          (0.81)          (0.80)       (0.61)
      Distributions from capital gains                           --              --              --           (0.03)       --

        Total distributions                                   (0.32)          (0.75)          (0.81)          (0.83)       (0.61)

Net increase (decrease) in net asset value                     0.03           (0.89)          (0.86)           0.03        (1.15)

Net Asset Value, End of Period                          $      7.16     $      7.13      $     8.02      $     8.88    $    8.85


Total Return+                                                  5.01%(1)       (1.94)%         (0.81)%          9.69%      (5.78)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    13,276     $    10,939      $    8,394      $    7,879    $   6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 1.54%(2)        1.68%           1.62%           1.97%        3.52%(2)
   After reimbursement of expenses by Advisor                  1.00%(2)        1.00%           1.00%           1.00%        1.00%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                 8.47%(2)        9.07%           8.78%           7.75%        4.95%(2)
   After reimbursement of expenses by Advisor                  9.01%(2)        9.75%           9.40%           8.72%        7.47%(2)
Portfolio Turnover                                               21%             38%             41%             48%          56%
CLASS B
Net Asset Value, Beginning of Period                    $      7.14     $      8.04      $     8.90      $     8.85    $   10.00

   Income from Investment Operations:
      Net investment income                                    0.29            0.69            0.75            0.74         0.55
      Net realized and unrealized gain
        (loss) on investments                                  0.04           (0.89)          (0.86)           0.06        (1.15)

        Total from investment operations                       0.33           (0.20)          (0.11)           0.80        (0.60)

   Less Distributions:
      Distributions from net investment income                (0.30)          (0.70)          (0.75)          (0.74)       (0.55)
      Distributions from capital gains                           --              --              --           (0.01)          --

   Total distributions                                        (0.30)          (0.70)          (0.75)          (0.75)       (0.55)

Net increase (decrease) in net asset value                     0.03           (0.90)          (0.86)           0.05        (1.15)

Net Asset Value, End of Period                          $      7.17     $      7.14      $     8.04      $     8.90    $    8.85


Total Return+                                                  4.62%(1)       (2.77)%         (1.54)%          9.02%      (6.39)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    16,575     $    15,063      $   12,271      $    9,399    $   3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 2.29%(2)        2.43%           2.37%           2.72%        4.27%(2)
   After reimbursement of expenses by Advisor                  1.75%(2)        1.75%           1.75%           1.75%        1.75%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                 7.72%(2)        8.32%           8.03%           7.16%        4.20%(2)
   After reimbursement of expenses by Advisor                  8.26%(2)        9.00%           8.65%           8.13%        6.72%(2)
Portfolio Turnover                                               21%             38%             41%             48%          56%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on December 29, 1997.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                                  BALANCED FUND

                                                         Six Months
                                                           Ended
                                                        04/30/2002       Year Ended      Year Ended      Year Ended     Inception(a)
                                                        (unaudited)      10/31/2001      10/31/2000      10/31/1999    to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                    $     11.28     $     12.65      $    12.05      $    10.68    $   10.00

   Income from Investment Operations:
      Net investment income                                    0.14            0.30            0.34            0.27         0.21
      Net  realized and unrealized gain
        (loss) on investments                                  0.05           (1.37)           0.69            1.38         0.68

        Total from investment operations                       0.19           (1.07)           1.03            1.65         0.89

   Less Distributions:
      Distributions from net investment income                (0.14)          (0.30)          (0.35)          (0.27)       (0.21)
      Distributions from capital gains                        (0.00)(c)          --           (0.08)          (0.01)          --

        Total distributions                                   (0.14)          (0.30)          (0.43)          (0.28)       (0.21)

Net increase (decrease) in net asset value                     0.05           (1.37)           0.60            1.37         0.68

Net Asset Value, End of Period                          $     11.33     $     11.28      $    12.65      $    12.05    $   10.68


Total Return+                                                  1.71%(1)       (8.54)%         8.67%           15.58%        8.92%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    76,487     $    61,836      $   27,088      $   15,297    $  15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 1.26%(2)        1.35%           1.28%           1.47%        3.40%(2)
   After reimbursement of expenses by Advisor                  1.10%(2)        1.10%           1.10%           1.10%        1.10%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                 2.32%(2)        2.30%           2.65%           1.99%        0.23%(2)
   After reimbursement of expenses by Advisor                  2.48%(2)        2.55%           2.83%           2.36%        2.53%(2)
Portfolio Turnover                                               20%             57%            187%            349%          60%
CLASS B
Net Asset Value, Beginning of Period                    $     11.29     $     12.66      $    12.05      $    10.68    $   10.00

   Income from Investment Operations:
      Net investment income                                    0.10            0.21            0.25            0.18         0.14
      Net  realized and unrealized gain
        (loss) on investments                                  0.05           (1.37)           0.69            1.38         0.68

        Total from investment operations                       0.15           (1.16)           0.94            1.56         0.82

   Less Distributions:
      Distributions from net investment income                (0.10)          (0.21)          (0.25)          (0.18)       (0.14)
      Distributions from capital gains                        (0.00)(c)          --           (0.08)          (0.01)          --

   Total distributions                                        (0.10)          (0.21)          (0.33)          (0.19)       (0.14)

Net increase (decrease) in net asset value                     0.05           (1.37)           0.61            1.37         0.68

Net Asset Value, End of Period                          $     11.34     $     11.29      $    12.66      $    12.05    $   10.68


Total Return+                                                  1.33%(1)       (9.22)%          7.93%          14.72%        8.24%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   106,346     $    92,054      $   63,669      $   31,263    $   7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 2.01%(2)        2.10%           2.03%           2.22%        4.15%(2)
   After reimbursement of expenses by Advisor                  1.85%(2)        1.85%           1.85%           1.85%        1.85%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                 1.57%(2)        1.55%           1.90%           1.25%      (0.52)%(2)
   After reimbursement of expenses by Advisor                  1.73%(2)        1.80%           2.08%           1.62%        1.78%(2)
Portfolio Turnover                                               20%             57%            187%            349%          60%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on December 29, 1997.
(c)   Amount represents less than $(0.005) per share.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                             GROWTH AND INCOME FUND

                                                         Six Months
                                                           Ended
                                                        04/30/2002       Year Ended      Year Ended      Year Ended    Inception(a)
                                                        (unaudited)      10/31/2001      10/31/2000      10/31/1999   to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                    $     11.14     $     14.06      $    13.21      $    10.88    $   10.00

   Income from Investment Operations:
      Net investment income                                    0.05(b)         0.06           0.07(b)          0.09         0.07
      Net  realized and unrealized gain
        (loss) on investments                                  0.52           (2.92)           0.84            2.33         0.89

        Total from investment operations                       0.57           (2.86)           0.91            2.42         0.96

   Less Distributions:
      Distributions from net investment income                (0.05)          (0.06)          (0.04)          (0.09)       (0.07)
      Distributions from capital gains                           --              --           (0.02)             --           --
      Distributions in excess of net investment income           --              --              --              --        (0.01)

        Total distributions                                   (0.05)          (0.06)          (0.06)          (0.09)       (0.08)

Net increase (decrease) in net asset value                     0.52           (2.92)           0.85            2.33         0.88

Net Asset Value, End of Period                          $     11.66     $     11.14      $    14.06      $    13.21    $   10.88


Total Return+                                                  5.13%(1)      (20.42)%          6.90%          22.33%        9.57%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    68,166     $    55,966      $   46,994      $   25,646    $  11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 1.26%(2)        1.29%           1.07%           1.25%        2.41%(2)
   After reimbursement of expenses by Advisor                  1.00%(2)        1.00%           1.00%           1.00%        1.00%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                 0.55%(2)        0.31%           0.47%           0.35%      (0.60)%(2)
   After reimbursement of expenses by Advisor                  0.81%(2)        0.60%           0.54%           0.60%        0.81%(2)
Portfolio Turnover                                                7%             24%             14%             19%           5%
CLASS B
Net Asset Value, Beginning of Period                    $     11.02     $     13.96      $    13.18      $    10.88    $   10.00

   Income from Investment Operations:
      Net investment income (loss)                          (0.00)(b)(c)      (0.02)          (0.03)(b)       (0.01)        0.01
      Net realized and unrealized gain
        (loss) on investments                                  0.53           (2.92)           0.84            2.33         0.89

        Total from investment operations                       0.53           (2.94)           0.81            2.32         0.90

   Less Distributions:
      Distributions from net investment income                (0.01)             --           (0.01)             --        (0.01)
      Distributions from capital gains                           --              --           (0.02)          (0.02)          --
      Distributions in excess of net investment income           --              --              --              --        (0.01)

   Total distributions                                        (0.01)             --           (0.03)          (0.02)       (0.02)

Net increase (decrease) in net asset value                     0.52           (2.94)           0.78            2.30         0.88

Net Asset Value, End of Period                          $     11.54     $     11.02      $    13.96      $    13.18    $   10.88


Total Return+                                                  4.80%(1)      (21.06)%          6.13%          21.32%        8.97%(2)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   103,190     $    97,081      $  106,762      $   55,856    $  14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 2.01%(2)        2.04%           1.82%           2.00%        3.16%(2)
   After reimbursement of expenses by Advisor                  1.75%(2)        1.75%           1.75%           1.75%        1.75%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                (0.18)%(2)      (0.44)%         (0.28)%         (0.40)%     (1.35)%(2)
   After reimbursement of expenses by Advisor                 (0.08)%(2)      (0.15)%         (0.21)%         (0.15)%       0.06%(2)
Portfolio Turnover                                                7%             24%             14%             19%           5%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on December 29, 1997.
(b)   Calculated based on average shares outstanding.
(c)   Amount represents less than $(0.005) per share.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                            CAPITAL APPRECIATION FUND

                                                        Six Months
                                                          Ended
                                                        04/30/2002       Year Ended      Year Ended      Year Ended    Inception(a)
                                                        (unaudited)      10/31/2001      10/31/2000      10/31/1999   to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                    $     12.81     $     16.44      $    13.70      $    11.04    $   10.00

   Income from Investment Operations:
      Net investment income                                   (0.02)(b)       (0.04)(b)       (0.03)(b)       (0.00)(c)     0.01
      Net  realized and unrealized gain
        (loss) on investments                                 (0.04)          (3.59)           2.78            2.68         1.04

        Total from investment operations                      (0.06)          (3.63)           2.75            2.68         1.05

   Less Distributions:
      Distributions from net investment income                   --              --              --              --           --
      Distributions from capital gains                        (0.05)             --           (0.01)          (0.02)          --
      Distributions in excess of net investment income           --              --              --              --        (0.01)

        Total distributions                                   (0.05)             --           (0.01)          (0.02)       (0.01)

Net increase (decrease) in net asset value                    (0.11)          (3.63)           2.74            2.66         1.04

Net Asset Value, End of Period                          $     12.70     $     12.81      $    16.44      $    13.70    $   11.04


Total Return+                                                 (0.49)%(1)     (22.08)%         20.12%          24.29%       10.51%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    74,519     $    59,801      $   35,889      $   13,262    $  13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 1.50%(2)        1.58%           1.37%           1.71%        3.28%(2)
   After reimbursement of expenses by Advisor                  1.20%(2)        1.20%           1.20%           1.20%        1.20%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                (0.62)%(2)      (0.68)%         (0.44)%         (0.68)%     (1.97)%(2)
   After reimbursement of expenses by Advisor                 (0.32)%(2)      (0.30)%         (0.27)%         (0.05)%       0.11%(2)
Portfolio Turnover                                               12%             30%             18%             68%          10%
CLASS B
Net Asset Value, Beginning of Period                    $     12.48     $     16.13      $    13.54      $    10.98    $   10.00

   Income from Investment Operations:
      Net investment loss                                     (0.07)(b)       (0.15)(b)       (0.15)(b)       (0.12)       (0.02)
      Net realized and unrealized gain
        (loss) on investments                                 (0.03)          (3.50)           2.75            2.68         1.01

        Total from investment operations                      (0.10)          (3.65)           2.60            2.56         0.99

   Less Distributions:
      Distributions from net investment income                   --              --              --              --           --
      Distributions from capital gains                        (0.05)             --           (0.01)             --           --
      Distributions in excess of net investment income (loss)    --              --              --              --        (0.01)

   Total distributions                                        (0.05)             --           (0.01)             --        (0.01)

Net increase (decrease) in net asset value                    (0.15)          (3.65)           2.59            2.56         0.98

Net Asset Value, End of Period                          $     12.33     $     12.48      $    16.13      $    13.54    $   10.98


Total Return+                                                 (0.82)%(1)     (22.63)%         19.25%          23.32%        9.91%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    81,103     $    72,667      $  57, 082      $   23,563    $   7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 2.25%(2)        2.33%           2.12%           2.46%        4.03%(2)
   After reimbursement of expenses by Advisor                  1.95%(2)        1.95%           1.95%           1.95%        1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor                (1.36)%(2)      (1.43)%         (1.19)%         (1.46)%     (2.72)%(2)
   After reimbursement of expenses by Advisor                 (1.06)%(2)      (1.05)%         (1.02)%         (1.03)%     (0.64)%(2)
Portfolio Turnover                                               12%             30%             18%             68%          10%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on December 29, 1997.
(b)   Calculated based on average shares outstanding.
(c)   Amount represents less than $(0.005) per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  MID-CAP FUND

                                                    Six Months
                                                      Ended
                                                    04/30/2002      Inception(a)
                                                    (unaudited)    to 10/31/2001

CLASS A
Net Asset Value, Beginning Period                    $    9.48     $  10.00

   Income from Investment Operations:
      Net investment income                               0.01        0.00(b)(c)
      Net realized and unrealized gain (loss)
        on investments                                    1.76        (0.52)

        Total from investment operations                  1.77        (0.52)


   Less Distributions:
      Distributions from net investment income           (0.01)          --
      Distributions from capital gains                   (0.00)(c)       --

        Total distributions                              (0.01)          --


Net increase (decrease) in net asset value                1.76        (0.52)

Net Asset Value, End of Period                       $   11.24     $   9.48


Total Return+                                            18.65%(1)    (5.20)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $  25,554     $ 15,345
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor            1.85%(2)     2.29%(2)
   After reimbursement of expenses by Advisor             1.40%(2)     1.40%(2)
Ratios of net investment income (loss) to average
  net assets:
   Before reimbursement of expenses by Advisor           (0.48)%(2)   (0.86)%(2)
   After reimbursement of expenses by Advisor            (0.03)%(2)    0.03%(2)
Portfolio Turnover                                          13%          30%

CLASS B
Net Asset Value, Beginning Period                    $    9.43     $  10.00

   Income from Investment Operations:
      Net investment loss                                (0.04)       (0.05)(b)
      Net realized and unrealized gain (loss)
        on investments                                    1.77        (0.52)

        Total from investment gain (loss) operations      1.73        (0.57)


   Less Distributions:
      Distributions from net investment income              --           --
      Distributions from capital gains                   (0.00)(c)       --

        Total distributions                              (0.00)          --


Net increase (decrease) in net asset value                1.73        (0.57)

Net Asset Value, End of Period                       $   11.16     $   9.43


Total Return+                                            18.35%(1)    (5.70)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $  12,714     $  6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor            2.59%(2)     3.04%(2)
   After reimbursement of expenses by Advisor             2.15%(2)     2.15%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor           (1.22)%(2)   (1.61)%(2)
   After reimbursement of expenses by Advisor            (0.78)%(2)   (0.72)%(2)
Portfolio Turnover                                          13%          30%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on February 28, 2001.
(b)   Calculated based on average shares outstanding.
(c)   Amount represents less than $0.005 per share.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                              EMERGING GROWTH FUND

                                                               Six Months
                                                                  Ended
                                                               04/30/2002         Year Ended         Inception(a)
CLASS A                                                        (unaudited)        10/31/2001         to 10/31/2000

Net Asset Value, Beginning of Period                          $      4.27         $      7.87         $      10.00

   Income from Investment Operations:
      Net investment loss                                           (0.02)              (0.02)               (0.02)(b)
      Net realized and unrealized
        loss on investments                                         (0.06)              (3.58)               (2.11)

        Total from investment operations                            (0.08)              (3.60)               (2.13)

Net decrease in net asset value                                     (0.08)              (3.60)               (2.13)

Net Assets Value, End of Period                               $      4.19         $      4.27         $       7.87


Total Return+                                                       (1.87)%(1)         (45.74)%             (21.30)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                          $    14,165         $    13,263         $     20,731
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                       2.43%(2)            2.36%                1.75%(2)
   After reimbursement of expenses by Advisor                        1.20%(2)            1.20%                1.20%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor                      (1.92)%(2)          (1.62)%              (0.97)%(2)
   After reimbursement of expenses by Advisor                       (0.69)%(2)          (0.46)%              (0.42)%(2)
Portfolio Turnover                                                     69%                230%                 151%

CLASS B
Net Asset Value, Beginning of Period                          $      4.22         $      7.83         $      10.00

   Income from Investment Operations:
      Net investment loss                                           (0.03)              (0.07)               (0.06)(b)
      Net realized and unrealized loss
        on investments                                              (0.06)              (3.54)               (2.11)

        Total from investment operations                            (0.09)              (3.61)               (2.17)

Net decrease in net asset value                                     (0.09)              (3.61)               (2.17)

Net Assets Value, End of Period                               $      4.13         $      4.22         $       7.83


Total Return+                                                       (2.13)%(1)         (46.10)%             (21.70)%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                          $     7,516         $     6,902         $      8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                       3.18%(2)            3.11%                2.50%(2)
   After reimbursement of expenses by Advisor                        1.95%(2)            1.95%                1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor                      (2.67)%(2)          (2.37)%              (1.72)%(2)
   After reimbursement of expenses by Advisor                       (1.44)%(2)          (1.21)%              (1.17)%(2)
Portfolio Turnover                                                     69%                230%                 151%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on February 29, 2000.
(b)   Calculated based on average shares outstanding.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout each Period

                            INTERNATIONAL STOCK FUND

                                                        Six Months
                                                          Ended
                                                        04/30/2002       Year Ended      Year Ended      Year Ended     Inception(a)
                                                        (unaudited)      10/31/2001      10/31/2000      10/31/1999    to 10/31/1998

CLASS A
Net Asset Value, Beginning of Period                    $      7.31     $      9.55      $    11.45      $    10.34    $   10.00

   Income from Investment Operations:
      Net investment income (loss)                            (0.00)(c)        0.04            0.04(b)         0.14         0.08
      Net realized and unrealized gain
        (loss) on investments                                  0.97           (2.21)          (0.98)           1.56         0.27

        Total from investment operations                       0.97           (2.17)          (0.94)           1.70         0.35

   Less Distributions:
      Distributions from net investment income                   --           (0.07)          (0.14)          (0.14)       (0.01)
      Distributions from capital gains                           --              --           (0.82)          (0.45)          --

        Total distributions                                      --           (0.07)          (0.96)          (0.59)       (0.01)

Net increase (decrease) in net asset value                     0.97           (2.24)          (1.90)           1.11         0.34

Net Asset Value, End of Period                          $      8.28     $      7.31      $     9.55      $    11.45    $   10.34


Total Return+                                                 13.27%(1)      (22.88)%         (9.29)%         17.00%        3.60%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    29,365     $    25,829      $   32,071      $   33,214    $  27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 2.16%(2)        2.14%           2.06%           2.18%        2.76%(2)
   After reimbursement of expenses by Advisor                  1.60%(2)        1.60%           1.60%           1.60%        1.60%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                (0.34)%(2)      (0.08)%         (0.03)%          0.72%      (0.01)%(2)
   After reimbursement of expenses by Advisor                  0.22%(2)        0.45%           0.43%           1.30%        1.15%(2)
Portfolio Turnover                                               26%             86%            117%             57%          60%
CLASS B
Net Asset Value, Beginning of Period                    $      7.25     $      9.48      $    11.38      $    10.28    $   10.00

   Income from Investment Operations:
      Net investment income (loss)                            (0.03)          (0.02)          (0.03)(b)        0.05         0.03
      Net realized and unrealized gain
        (loss) on investments                                  0.96           (2.20)          (0.98)           1.56         0.26

        Total from investment operations                       0.93           (2.22)          (1.01)           1.61         0.29

   Less Distributions:
      Distributions from net investment income                   --           (0.01)          (0.07)          (0.05)       (0.01)
      Distributions from capital gains                           --              --           (0.82)          (0.46)          --

   Total distributions                                           --           (0.01)          (0.89)          (0.51)       (0.01)

Net increase (decrease) in net asset value                     0.93           (2.23)          (1.90)           1.10         0.28

Net Asset Value, End of Period                          $      8.18     $      7.25      $     9.48      $    11.38    $   10.28


Total Return+                                                 12.83%(1)      (23.48)%         (9.92)%         16.09%        2.90%(1)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $     5,542     $     4,787      $    5,497      $    3,326    $   1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                 2.91%(2)        2.89%           2.81%           2.93%        3.51%(2)
   After reimbursement of expenses by Advisor                  2.35%(2)        2.35%           2.35%           2.35%        2.35%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                (1.10)%(2)      (0.83)%         (0.78)%          0.05%      (0.76)%(2)
   After reimbursement of expenses by Advisor                 (0.53)%(2)      (0.30)%         (0.32)%          0.63%        0.40%(2)
Portfolio Turnover                                               26%             86%            117%             57%          60%

(1)   Not annualized
(2)   Annualized
 +    Total return without applicable sales charge.
(a)   Fund commenced investment operations on December 29, 1997.
(b)   Calculated based on average shares outstanding.
(c)   Amount represents less than $(0.005) per share.

                          Notes to Financial Statements

1. ORGANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the Funds' financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange or the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices, and equities traded on a foreign exchange will be valued at the bid price; (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded; (5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (6) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; (7) short-term instruments having maturities of sixty days or less will be valued at amortized cost. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.


For federal income taxes purposes, the Funds listed below have capital loss carryovers as of October 31, 2001, which are available to offset future capital gains, if any:

                                     Carryover                  Carryover                   Carryover                  Carryover
Fund                             Expiring in 2006           Expiring in 2007            Expiring in 2008           Expiring in 2009

Bond Fund                           $       --                $        --                   $  369,805              $           --
High Income Fund                        66,186                    328,128                      237,390                   2,067,479
Balanced Fund                               --                         --                           --                          --
Growth and Income Fund                      --                         --                    1,214,946                   2,865,513

                                     Carryover                  Carryover                   Carryover                  Carryover
Fund                             Expiring in 2006           Expiring in 2007            Expiring in 2008           Expiring in 2009

Capital Appreciation Fund                   --                         --                           --                          --
Mid-Cap Fund                                --                         --                           --                          --
Emerging Growth Fund                        --                         --                    6,443,167                  10,391,144
International Stock Fund                    --                         --                    1,887,109                   3,985,467

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and
     (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Mid-Cap, Emerging Growth and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of the investments of the High Income Fund, the Mid-Cap Fund, the Emerging Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund, Wellington Management Company LLP for a portion of the Mid-Cap Fund and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

 Fund                          Class A          Class B        Fund                             Class A           Class B

 Cash Reserves Fund             0.55%            1.30%         Capital Appreciation Fund         1.20%             1.95%
 Bond Fund                      0.90%            1.65%         Mid-Cap Fund                      1.40%             2.15%
 High Income Fund               1.00%            1.75%         Emerging Growth Fund              1.20%             1.95%
 Balanced Fund                  1.10%            1.85%         International Stock Fund          1.60%             2.35%
 Growth and Income Fund         1.00%            1.75%

For the period ended April 30, 2002, the Investment Advisor reimbursed expenses of $48,177 for the Cash Reserves Fund, $75,184 for the Bond Fund, $74,417 for the High Income Fund, $134,920 for the Balanced Fund, $214,285 for the Growth and Income Fund, $227,497 for the Capital Appreciation Fund, $65,810 for the Mid-Cap Fund, $136,049 for the Emerging Growth Fund and $90,562 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. The Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and International Stock Fund has $164,760, $219,636, $232,311, $382,763, $524,965, $495,548, $94,077, $371,886 and $309,841,
respectively, subject to recovery under this agreement. These amounts recoverable expire on October 31, 2003 and October 31, 2004. Through April 30, 2002, none of the Funds have made repayments to the Investment Advisor under the agreement.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the period ended April 30, 2002, sales charges received by CUNA Brokerage were as follows:

    Fund                             Amount Paid                     Fund                              Amount Paid

   Cash Reserves Fund                 $  153,412                     Capital Appreciation Fund            $571,037
   Bond Fund                             451,700                     Mid-Cap Fund                          176,947
   High Income Fund                       97,300                     Emerging Growth Fund                   63,239
   Balanced Fund                         786,890                     International Stock Fund               29,129
   Growth and Income Fund                567,992

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. The Trust pays each unaffiliated trustee $1,250 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund and the Bond Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The High Income Fund and Balanced Fund declare dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Effective February 28, 2002, the High Income Fund changed the frequency with which it declares dividends from net investment income. The High Income Fund declared its first monthly dividend from net investment income on March 28, 2002. Additionally, the Growth and Income Fund had a change to its dividend payment frequency. After making its regularly scheduled quarterly dividend payment on March 28, 2002, the Fund moved to an annual payment schedule, consistent with the other MEMBERS Mutual Funds stock funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Funds' capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS
For the period ended April 30, 2002, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                                U.S. Government                         Other Investment
                                                  Securities                               Securities

      Fund                              Purchases              Sales               Purchases              Sales

      Bond Fund                         $22,401,061          $15,915,028        $   33,071,042      $   12,934,871
      High Income Fund                           --                   --             9,461,604           5,136,509
      Balanced Fund                      21,620,835           15,549,116            41,034,312          17,235,622
      Growth and Income Fund                     --                   --            26,185,395          12,093,388
      Capital Appreciation Fund                  --                   --            43,237,268          17,324,831
      Mid-Cap Fund                               --                   --            15,407,502           3,655,588
      Emerging Growth Fund                       --                   --            15,798,230          14,428,178
      International Stock Fund                   --                   --             8,767,295           8,262,335

At April 30, 2002, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

     Fund                              Appreciation         Depreciation             Net

     Bond Fund                         $   1,035,169      $      565,121       $    470,048
     High Income Fund                        936,225          (3,335,904)        (2,399,679)
     Balanced Fund                         6,852,365          14,447,282         (7,594,917)
     Growth and Income Fund               10,936,627          25,418,030        (14,481,403)
     Capital Appreciation Fund            11,845,737          24,993,519        (13,147,782)
     Mid-Cap Fund                          4,712,882           2,113,172          2,599,710
     Emerging Growth Fund                  1,537,582           2,228,768           (691,186)
     International Stock Fund              4,315,973           4,001,590            314,383

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Emerging Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

7. SECURITIES LENDING
The Funds, excluding the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At April 30, 2002, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability. Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at April 30, 2002 is as follows:

      Fund                                  Value of Securities on Loan

      Bond Fund                                     $6,489,846
      High Income Fund                               4,926,270
      Balanced Fund                                 10,783,672
      Growth and Income Fund                         4,360,369
      Capital Appreciation Fund                      5,956,817
      Mid-Cap Fund                                   3,714,511
      Emerging Growth Fund                              27,370

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. FINANCIAL INSTRUMENTS
Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Emerging Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

9. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income, which generally will include bonds in the lower rating categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At April 30, 2002, investments in the Funds by affiliates were as follows:

                                              CUNA Mutual            CUNA Mutual              CUMIS              CUNA Brokerage
   Fund                       Class     Life Insurance Company   Insurance Society    Insurance Society, Inc.     Services Inc.

Cash Reserves Fund              A           $  1,822,332          $  1,821,117          $            --   $              --
Bond Fund                       A              1,905,356             1,904,085                       --                  --
High Income Fund                A              5,278,563                    --                       --                  --
Balanced Fund                   A             11,127,033                    --                4,843,606           1,204,802
Growth and Income Fund          A              2,016,889             2,347,279                3,233,933                  --
Capital Appreciation Fund       A                     --             1,687,261               12,273,738                  --
Mid-Cap Fund                    A             11,247,094                    --                       --                  --
Mid-Cap Fund                    B                  1,116                    --                       --                  --
Emerging Growth Fund            A              2,095,000                    --                6,284,581                  --
Emerging Growth Fund            B                     --                    --                      413                  --
International Stock Fund        A              2,878,657             4,796,802               17,137,022                  --

11. SUBSEQUENT EVENT:
Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the MEMBERS Emerging Growth Fund. The new name is the MEMBERS Multi-Cap Growth Fund. The Investment Advisor has entered into a subadvisor agreement with Wellington Management Company, LLP for the management of the Fund's investments. For more information on these changes and details of the current investment strategies please call 1-800-877-6089 or visit www.membersfunds.com.

MEMBERS Mutual Funds

How to Contact Us

For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds.

MEMBERS Mutual Funds
Post Office Box 8390
Boston, MA 02266-8390
1(800)877-6089
www.membersfunds.com

Distributed by

CUNA Brokerage Services
Office of Supervisory Jurisdiction
2000 Heritage Way
Waverly, IA 50677-9202

Member NASD/SIPC